                                Exhibit 10.18.1
                                ---------------

                                                                      [EXECUTION
                                                                    COUNTERPART]


                       CAPITAL ONE FINANCIAL CORPORATION

                               CAPITAL ONE BANK

                              CAPITAL ONE, F.S.B.

                                    -------

                                $1,200,000,000


                 SECOND AMENDED AND RESTATED CREDIT AGREEMENT

                           Dated as of May 25, 1999

                  (Originally dated as of November 17, 1995,
               and amended and restated as of November 25, 1996)
                                    -------


                               NATIONSBANK, N.A.
                               DEUTSCHE BANK AG
                   MORGAN GUARANTY TRUST COMPANY OF NEW YORK
                             as Syndication Agents



                             CHASE SECURITIES INC.
                       as Book Manager and Lead Arranger


                           THE CHASE MANHATTAN BANK
                            as Administrative Agent

                               TABLE OF CONTENTS

                                                                                                                                Page
                                                                                                                                ----
SECTION 1.  Definitions and Accounting Matters................................................................................     1
     1.01  Certain Defined Terms..............................................................................................     1
     1.02  Accounting Terms and Determinations................................................................................    22
     1.03  Tranches, Currencies and Types of Loans............................................................................    23
     1.04  EMU................................................................................................................    23

SECTION 2.  Commitments, Loans, and Prepayments...............................................................................    25
     2.01  Syndicated Loans...................................................................................................    25
     2.02  Borrowings of Syndicated Loans.....................................................................................    27
     2.03  Money Market Loans.................................................................................................    27
     2.04  Changes of Commitments.............................................................................................    32
     2.05  Fees...............................................................................................................    33
     2.06  Lending Offices....................................................................................................    34
     2.07  Several Obligations; Remedies Independent..........................................................................    34
     2.08  Evidence of Debt...................................................................................................    35
     2.09  Prepayments........................................................................................................    35
     2.10  Extension of Commitment Termination Date...........................................................................    36
     2.11  Increases in Commitments...........................................................................................    38
     2.12  Undertaking of COB.................................................................................................    40

SECTION 3.  Payments of Principal and Interest................................................................................    41
     3.01  Repayment of Loans.................................................................................................    42
     3.02  Interest...........................................................................................................    42

SECTION 4.  Payments; Pro Rata Treatment; Computations; Etc...................................................................    42
     4.01  Payments...........................................................................................................    42
     4.02  Pro Rata Treatment.................................................................................................    44
     4.03  Computations.......................................................................................................    44
     4.04  Minimum Amounts....................................................................................................    44
     4.05  Certain Notices....................................................................................................    45
     4.06  Non-Receipt of Funds by the Administrative Agent...................................................................    46
     4.07  Sharing of Payments, Etc...........................................................................................    46

SECTION 5.  Yield Protection, Etc.............................................................................................    48
     5.01  Additional Costs...................................................................................................    48
     5.02  Limitation on Types of Loans.......................................................................................    50
     5.03  Illegality; Agreed Alternative Currencies..........................................................................    50
     5.04  Treatment of Affected Loans........................................................................................    51
     5.05  Compensation.......................................................................................................    51
     5.06  U.S. Taxes.........................................................................................................    52

                               Credit Agreement
                               ----------------

     5.07  Replacement of Lenders.............................................................................................   54

SECTION 6.  Conditions Precedent..............................................................................................   54
     6.01  Conditions to Effectiveness........................................................................................   54
     6.02  Initial and Subsequent Loans.......................................................................................   56

SECTION 7.  Representations and Warranties....................................................................................   56
     7.01  Corporate Existence................................................................................................   56
     7.02  Financial Condition................................................................................................   57
     7.03  Litigation.........................................................................................................   57
     7.04  No Breach..........................................................................................................   57
     7.05  Action.............................................................................................................   57
     7.06  Approvals..........................................................................................................   58
     7.07  Use of Credit......................................................................................................   58
     7.08  ERISA..............................................................................................................   58
     7.09  Taxes..............................................................................................................   58
     7.10  Investment Company Act.............................................................................................   58
     7.11  Public Utility Holding Company Act.................................................................................   58
     7.12  Environmental Matters..............................................................................................   59
     7.13  True and Complete Disclosure.......................................................................................   59
     7.14  Year 2000..........................................................................................................   59

SECTION 8.  Covenants.........................................................................................................   60
     8.01  Financial Statements Etc...........................................................................................   60
     8.02  Litigation.........................................................................................................   64
     8.03  Existence, Etc.....................................................................................................   64
     8.04  Insurance..........................................................................................................   65
     8.05  Prohibition of Fundamental Changes.................................................................................   65
     8.06  Limitation on Liens................................................................................................   66
     8.07  Financial Covenants................................................................................................   67
     8.08  Regulatory Capital.................................................................................................   68
     8.09  Lines of Business..................................................................................................   68
     8.10  Use of Proceeds....................................................................................................   68

SECTION 9.  Events of Default.................................................................................................   69

SECTION 10.  The Administrative Agent.........................................................................................   72
     10.01  Appointment, Powers and Immunities................................................................................   72
     10.02  Reliance by Administrative Agent..................................................................................   73
     10.03  Defaults..........................................................................................................   73
     10.04  Rights as a Lender................................................................................................   73
     10.05  Indemnification...................................................................................................   74
     10.06  Non-Reliance on Administrative Agent and Other Lenders............................................................   74
     10.07  Failure to Act....................................................................................................   75

                               Credit Agreement
                               ----------------

     10.08  Resignation or Removal of Administrative Agent....................................................................   75
     10.09  Co-Agents; Etc....................................................................................................   75

SECTION 11.  Miscellaneous....................................................................................................   75
     11.01  Waiver............................................................................................................   75
     11.02  Notices...........................................................................................................   75
     11.03  Expenses, Etc.....................................................................................................   76
     11.04  Amendments, Etc...................................................................................................   77
     11.05  Successors and Assigns............................................................................................   78
     11.06  Assignments and Participations....................................................................................   78
     11.07  Survival..........................................................................................................   80
     11.08  Captions..........................................................................................................   81
     11.09  Counterparts......................................................................................................   81
     11.10  Governing Law; Submission to Jurisdiction.........................................................................   81
     11.11  Waiver of Jury Trial..............................................................................................   81
     11.12  Treatment of Certain Information; Confidentiality.................................................................   81

SCHEDULE 2.01     --     Commitments
SCHEDULE 7.03     --     Certain Litigation

EXHIBIT A-1 --    Form of Tranche A-($) Note
EXHIBIT A-2 --    Form of Tranche A-(MC) Note
EXHIBIT A-3 --    Form of Tranche B-($) Note
EXHIBIT A-4 --    Form of Tranche B-(MC) Note
EXHIBIT A-5 --    Form of Money Market Note
EXHIBIT B-1 --    Form of Opinion of McGuire, Woods, Battle & Boothe, special counsel to the Borrowers
EXHIBIT B-2 --    Form of Opinion of John G. Finneran, Jr., Esq., counsel to the
                  Borrowers
EXHIBIT C   --    Form of Opinion of Milbank, Tweed, Hadley & McCloy LLP,
                  special New York counsel to Chase
EXHIBIT D   --    Form of Notice of Borrowing of Syndicated Loans
EXHIBIT E   --    Form of Money Market Quote Request
EXHIBIT F   --    Form of Money Market Quote
EXHIBIT G   --    Form of Confidentiality Agreement
EXHIBIT H   --    Form of Assignment and Acceptance
EXHIBIT I   --    Form of Commitment Increase Letter
EXHIBIT J   --    Form of Drawing Certificate

                               Credit Agreement
                               ----------------

          SECOND AMENDED AND RESTATED CREDIT AGREEMENT dated as of May 25, 1999 among:

          CAPITAL ONE FINANCIAL CORPORATION, a corporation organized under the laws of the State of Delaware ("COFC");
                                     ----

          CAPITAL ONE BANK, a bank organized under the laws of the Commonwealth of Virginia ("COB");
                   ---

          CAPITAL ONE, F.S.B., a Federal savings bank organized under the laws of the United States of America ("FSB"; each of COFC, COB and FSB is herein
                                       ---
     referred to as a "Borrower" and, collectively, as the "Borrowers");
                       --------                             ---------

          each lender that is a signatory hereto identified under the caption "LENDERS" on the signature pages hereto and each lender that becomes a "Lender" after the date hereof pursuant to Section 11.06(b) hereof (individually, a "Lender" and, collectively, the "Lenders"); and
                       ------                          -------

          THE CHASE MANHATTAN BANK, as agent for the Lenders (in such capacity, together with its successors in such capacity, the "Administrative Agent").
                                                         --------------------

          COFC, COB, FSB, certain Lenders and the Administrative Agent are party to an Amended and Restated Credit Agreement dated as of November 25, 1996 (as modified and supplemented and in effect immediately prior to the Restatement Effective Date referred to below, the "Existing Credit Agreement"). The
                                       -------------------------
Borrowers have requested that the Lenders and the Administrative Agent agree to amend and restate the Existing Credit Agreement, and the Lenders and the Administrative Agent are willing to amend and restate the Existing Credit Agreement, all as provided herein.

          Accordingly, the parties hereto agree to amend and restate the Existing Credit Agreement so that, as amended and restated, it reads in its entirety as provided herein.

          SECTION 1.  Definitions and Accounting Matters.
                      ----------------------------------

          1.01  Certain Defined Terms. As used herein, the following terms shall
                ---------------------
have the following meanings (all terms defined in this Section 1.01 or in other provisions of this Agreement in the singular to have the same meanings when used in the plural and vice versa):
                  ---- -----

          "Administrative Agent's Account" shall mean (a) in respect of (i)
           ------------------------------
Dollars, the account of the Administrative Agent most recently designated by the Administrative Agent for such purpose by notice to the Lenders, (ii) Canadian Dollars, account number 219-442-1 maintained by Chase with Royal Bank of Canada, Toronto, Ontario, Canada, (iii) Pounds Sterling, Chase Manhattan International Limited CHAPS sort code 40-52-06, (iv) French Francs, account number 6001600037 maintained by Chase with Chase Manhattan Bank AG, Frankfurt Branch, Frankfurt, Germany, (v) Deutschemarks, account number 6001600037 maintained by Chase with The Chase Manhattan Bank AG, Frankfurt

                               Credit Agreement
                               ----------------

Branch, Frankfurt Germany, (vi) Euros, account number 6001600037 maintained by Chase with The Chase Manhattan Bank AG, Frankfurt Branch, Frankfurt Germany,
(vii) Japanese Yen, account number 3401211523550 maintained by Chase with The Chase Manhattan Bank, Tokyo Branch, Tokyo, Japan and (viii) Swiss Francs, account number PO 120487 maintained by Chase with Swiss Bank Corporation, Zurich, Switzerland or (b) any other account in respect of any Alternative Currency as the Administrative Agent shall designate in a notice to the Borrowers and the Lenders.

          "Administrative Questionnaire" shall mean an Administrative
           ----------------------------
Questionnaire in a form supplied by the Administrative Agent.

          "Affiliate" shall mean, with respect to any specified Person, any
           ---------
other Person that directly or indirectly controls, or is under common control with, or is controlled by, the specified Person. As used in this definition, "control" (including, with its correlative meanings, "controlled by" and "under
 -------                                              -------------       -----
common control with") shall mean possession, directly or indirectly, of power to
-------------------
direct or cause the direction of management or policies (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise). Notwithstanding the foregoing, (a) no individual shall be an Affiliate of a specified Person solely by reason of his or her being a director, officer or employee of such specified Person or any of its Subsidiaries and (b) a Person and its Subsidiaries shall not be Affiliates of one another.

          "Agreed Alternative Currency" shall mean at any time any of Canadian
           ---------------------------
Dollars, Euros, French Francs, Deutschemarks, Japanese Yen, Pounds Sterling and Swiss Francs, so long as at such time, (a) such currency is dealt with in the London interbank deposit market, (b) such currency is freely transferable and convertible into Dollars in the London foreign exchange market and (c) no central bank or other governmental authorization in the country of issue of such currency is required to permit use of such currency by any Lender for making any Loan hereunder and/or to permit the relevant Borrower to borrow and repay the principal thereof and to pay the interest thereon, unless such authorization has been obtained.

          "Alternative Currency" shall mean at any time any Agreed Alternative
           --------------------
Currency and any other currency (other than Dollars) so long as at such time,
(a) such currency is dealt with in the London interbank deposit market, (b) such currency is freely transferable and convertible into Dollars in the London foreign exchange market and (c) no central bank or other governmental authorization in the country of issue of such currency is required to permit use of such currency by any Lender for making any Loan hereunder and/or to permit the relevant Borrower to borrow and repay the principal thereof and to pay the interest thereon, unless such authorization has been obtained.

          "Applicable Borrower" shall mean (a) with respect to any Commitment,
           -------------------
Loan or Note relating to Tranche A-($) or Tranche A-(MC), COB or FSB and (b) with respect to any Commitment, Loan or Note relating to Tranche B-($) or Tranche B-(MC), COFC, COB or FSB.

                               Credit Agreement
                               ----------------

          "Applicable Facility Fee Percentage", "Applicable Margin" with respect
           ----------------------------------    -----------------
to Eurocurrency Loans and "Applicable Utilization Fee Percentage" shall mean,
                           -------------------------------------
for any day, the respective rate per annum set forth in the table below opposite the Rating Level prevailing on such day under the caption "Applicable Facility Fee Percentage", "Applicable Margin" or "Applicable Utilization Fee Percentage", as the case may be:

================================================================================
                                                             Applicable
Rating Level              Applicable Facility   Applicable   Utilization Fee
                          Fee Percentage        Margin       Percentage
--------------------------------------------------------------------------------

Rating Level 1            0.125%                0.225%       0.050%
--------------------------------------------------------------------------------
Rating Level 2            0.150%                0.350%       0.100%
--------------------------------------------------------------------------------
Rating Level 3            0.175%                0.450%       0.125%
--------------------------------------------------------------------------------
Rating Level 4            0.250%                0.750%       0.250%
--------------------------------------------------------------------------------
Rating Level 5            0.375%                1.125%       0.500%
================================================================================

Each change in the Applicable Facility Fee Percentage, Applicable Margin with respect to Eurocurrency Loans and the Applicable Utilization Fee Percentage resulting from a change in the Debt Rating shall become effective on the date of announcement or publication by the respective Rating Agencies of a change in the Debt Rating or, in the absence of such announcement or publication, on the effective date of such change. The "Applicable Margin" with respect to Base
                                     -----------------
Rate Loans shall mean, for any day, 0%.

          With respect to any facility fee, utilization fee or interest payable under Sections 2.05(a), 2.05(b) and 3.02 hereof:

          (a) the Applicable Facility Fee Percentage, Applicable Margin and Applicable Utilization Fee Percentage with respect to Tranche A-($) or Tranche A-(MC) shall be computed solely by reference to the Rating Level of COB;

          (b) the Applicable Facility Fee Percentage with respect to Tranche B- ($) or Tranche B-(MC) on any date of determination shall be computed by reference to the Rating Level of the Borrower that results in the accrual on such day under Section 2.05(a) hereof of the greatest amount of facility fee; and

          (c) with respect to any utilization fee or interest payable by any Borrower under Tranche B-($) or Tranche B-(MC), the Applicable Utilization Fee Percentage and

                               Credit Agreement
                               ----------------

     Applicable Margin shall be computed by reference to the Rating Level of such Borrower.

          "Applicable Lending Office" shall mean, for each Lender and for each
           -------------------------
Type and Currency of Loan, the "Lending Office" of such Lender (or of an affiliate of such Lender) designated for such Type and Currency of Loan in its Administrative Questionnaire or such other office of such Lender (or of an affiliate of such Lender) as such Lender may from time to time specify to the Administrative Agent and the Borrowers as the office by which its Loans of such Type and Currency are to be made and maintained.

          "Assignment and Acceptance" shall mean an assignment and acceptance
           -------------------------
entered into by a Lender and an assignee (with the consent of any Person whose consent is required by Section 11.06(b) hereof), and accepted by the Administrative Agent, in the form of Exhibit H or any other form approved by the Administrative Agent.

          "Average", as used in Section 2.05 hereof with respect to the
           -------
aggregate outstanding principal amount of any Loans or the aggregate amount of any Commitments, shall mean, for any Computation Period, the average aggregate outstanding principal amount of such Loans or the average aggregate amount of such Commitments, as the case may be, over such Computation Period (excluding the last day of such Computation Period).

          "Bank Regulatory Authority" shall mean the Board of Governors of the
           -------------------------
Federal Reserve System, the Comptroller of the Currency, the Federal Deposit Insurance Corporation and all other relevant bank regulatory authorities (including, without limitation, relevant state bank regulatory authorities).

          "Bankruptcy Code" shall mean the Federal Bankruptcy Code of 1978, as
           ---------------
amended from time to time.

          "Base Rate" shall mean, for any day, a rate per annum equal to the
           ---------
higher of (a) the Federal Funds Rate for such day plus 1/2 of 1% and (b) the
                                                  ----
Prime Rate for such day. Each change in any interest rate provided for herein based upon the Base Rate resulting from a change in the Base Rate shall take effect at the time of such change in the Base Rate.

          "Base Rate Loans" shall mean Syndicated Loans that bear interest at
           ---------------
rates based upon the Base Rate.

          "Basic Documents" shall mean this Agreement and the Notes.
           ---------------

          "Basle Accord" shall mean the proposals for risk-based capital
           ------------
framework described by the Basle Committee on Banking Regulations and Supervisory Practices in its paper entitled "International Convergence of Capital Measurement and Capital Standards" dated July 1988, as amended, modified and supplemented and in effect from time to time or any replacement thereof.

          "Business Day" shall mean any day (a) on which commercial banks are
           ------------
not

                               Credit Agreement
                               ----------------
authorized or required to close in New York City, (b) if such day relates to the giving of notices or quotes in connection with a LIBOR Auction in respect of a Loan denominated in Dollars or to a borrowing of, a payment or prepayment of principal of or interest on, or the Interest Period for, a Eurocurrency Loan or a LIBOR Market Loan denominated in Dollars or a notice by a Borrower with respect to any such borrowing, payment, prepayment or Interest Period, that is also a day on which dealings in Dollar deposits are carried out in the London interbank market, (c) if such day relates to the giving of notices or quotes in connection with a LIBOR Auction in respect of a Loan denominated in an Alternative Currency other than the Euro or to a borrowing of, a payment or prepayment of principal of or interest on, or the Interest Period for, a Eurocurrency Loan or a LIBOR Market Loan denominated in an Alternative Currency other than the Euro or a notice by a Borrower with respect to any such borrowing, payment, prepayment or Interest Period, that is also a day on which commercial banks and foreign exchange markets settle payments in the Principal Financial Center for the Currency in which such Loan is denominated and (d) if such day relates to the giving of notices or quotes in connection with a LIBOR Auction in respect of a Loan denominated in Euros or to a borrowing of, a payment or prepayment of principal of or interest on, or the Interest Period for, a Eurocurrency Loan or a LIBOR Market Loan denominated in Euros, or a notice by a Borrower with respect to any such borrowing, payment, prepayment or Interest Period, that is also a TARGET Business Day on which commercial banks are generally open for business in London, New York City and Frankfurt and in any other Principal Financial Center as the Administrative Agent shall from time to time determine for this purpose.

          "Canadian Dollars" shall mean lawful money of Her Majesty in Right of
           ----------------
Canada.

          "Capital Lease Obligations" shall mean, for any Person, all
           -------------------------
obligations of such Person to pay rent or other amounts under a lease of (or other agreement conveying the right to use) Property to the extent such obligations are required to be classified and accounted for as a capital lease on a balance sheet of such Person under GAAP, and, for purposes of this Agreement, the amount of such obligations shall be the capitalized amount thereof, determined in accordance with GAAP.

          "Chase" shall mean The Chase Manhattan Bank, in its individual
           -----
capacity and not in its capacity as Administrative Agent.

          "Code" shall mean the Internal Revenue Code of 1986, as amended from
           ----
time to time.

          "COFC Cumulative Equity Proceeds" shall mean, as of any date of
           -------------------------------
determination, the aggregate amount of all cash received on or prior to such date of determination by COFC and its Subsidiaries in respect of any Equity Issuance effected after March 31, 1999, net of reasonable expenses incurred by COFC and its Subsidiaries in connection therewith.

          "COFC Cumulative Net Income" shall mean, as of any date of
           --------------------------
determination, the aggregate net operating income of COFC and its consolidated Subsidiaries (determined on a

                               Credit Agreement
                               ----------------
consolidated basis without duplication in accordance with GAAP) for each fiscal quarter of COFC (a) commencing with the fiscal quarter ended June 30, 1999 and
(b) ending with the fiscal quarter most recently ended on or prior to such date of determination; provided that COFC Cumulative Net Income shall be determined
                  --------
exclusive of any fiscal quarter of COFC for which the net operating income of COFC and its consolidated Subsidiaries (determined on a consolidated basis without duplication in accordance with GAAP) is less than zero.

          "Commitment" shall mean a Tranche A-($) Commitment, Tranche A-(MC)
           ----------
Commitment, Tranche B-($) Commitment or Tranche B-(MC) Commitment.

          "Commitment Increase Date" shall have the meaning assigned to such
           ------------------------
term in Section 2.11(b) hereof.

          "Commitment Increase Letter" shall have the meaning assigned to such
           --------------------------
term in Section 2.11(b) hereof.

          "Commitment Termination Date" shall mean a Tranche A-($) Commitment
           ---------------------------
Termination Date, Tranche A-(MC) Commitment Termination Date, Tranche B-($) Commitment Termination Date or Tranche B-(MC) Commitment Termination Date.

          "Computation Period" shall mean, with respect to any utilization fee
           ------------------
payable under Section 2.05 hereof, (a) the period from and including the date hereof to and including the first day on which such utilization fee is payable under Section 2.05(c) hereof and (b) thereafter, each period from and including the last day of the immediately preceding Computation Period to and including the next succeeding day on which such utilization fee is payable under Section 2.05(c) hereof.

          "Currency" shall mean Dollars or any Alternative Currency.
           --------

          "Debt Rating" shall mean, as of any date of determination thereof and
           -----------
with respect to any Borrower, the ratings most recently published by the Rating Agencies relating to the unsecured, unsupported senior long-term debt obligations of such Borrower; provided that (a) the Debt Rating on any date of
                              --------
determination with respect to FSB shall be deemed to be the Debt Rating on such date applicable to COB, (b) if a rating is not at any time assigned by a Rating Agency to the unsecured, unsupported senior long-term debt obligations of COFC, the rating assigned to such obligations by such Rating Agency shall be deemed to be one rating subcategory below the rating assigned by such Rating Agency to the unsecured, unsupported senior long-term debt obligations of COB and (c) if a rating is not at any time assigned by at least two Rating Agencies to the unsecured, unsupported senior long-term debt obligations of COB, the Debt Rating of COB will be deemed to fall in Rating Level 5.

          "Default" shall mean an Event of Default or an event that with notice
           -------
or lapse of time or both would become an Event of Default.

          "Defaulting Lender" shall have the meaning assigned to such term in
           -----------------

                               Credit Agreement
                               ----------------

Section 11.04 hereof.

          "Delinquency Ratio" shall mean, on any date and with respect to any
           -----------------
Borrower, the ratio of (a) all Past Due Receivables with respect to such Borrower on such date to (b) the aggregate amount of all Managed Receivables with respect to such Borrower on such date; provided that "Delinquency Ratio"
                                            --------
shall mean, on any date with respect to FSB, the ratio (computed with respect to COB and FSB on a combined basis, but without any intercompany eliminations) of
(i) all Past Due Receivables of COB and FSB on such date to (ii) the aggregate amount of all Managed Receivables of COB and FSB on such date.

          "Deutschemarks" shall mean lawful money of the Federal Republic of
           -------------
Germany.

          "Dollar Equivalent" shall mean, with respect to any Loan denominated
           -----------------
in an Alternative Currency, the amount of Dollars that would be required to purchase the amount of the Alternative Currency of such Loan on the date such Loan is requested (or, in the case of Money Market Loans, the date of the related Money Market Quote Request) or (with respect to any determination made under Section 2.01(f) hereof) on the date of any borrowing referred to in said Section, based upon the arithmetic mean (rounded upwards, if necessary, to the nearest 1/100 of 1%), as determined by the Administrative Agent, of the spot selling rate at which the Reference Lenders offer to sell such Alternative Currency for Dollars in the London foreign exchange market at approximately 11:00 a.m. London time for delivery two Business Days later (or, in the case of any Loan denominated in Canadian Dollars, one Business Day later).

          "Dollars" and "$" shall mean lawful money of the United States of
           -------       -
America.

          "Double Leverage Ratio" shall mean, on any date, the ratio of (a) the
           ---------------------
sum of (i) Intangibles with respect to COFC on such date plus (ii) the aggregate
                                                         ----
investment of COFC on such date in the capital stock of its Subsidiaries as reported pursuant to Section 8.01(a) or 8.01(b) hereof (including COFC's interest in undistributed earnings of its Subsidiaries), to (b) Net Worth on
                                                         --
such date.

          "EMU" means Economic and Monetary Union as contemplated in the Treaty
           ---
on European Union, as amended and in effect from time to time.

          "EMU Legislation" means legislative measures of the European Council
           ---------------
(including without limitation European Council regulations) for the introduction of, changeover to or operation of a single or unified European currency (whether known as the euro or otherwise), being in part the implementation of the third stage of EMU.

          "Environmental Laws" shall mean any and all present and future
           ------------------
Federal, state, local and foreign laws, rules or regulations, and any orders or decrees, in each case as now or hereafter in effect, relating to the regulation or protection of the environment or to emissions, discharges, releases or threatened releases of pollutants, contaminants, chemicals or toxic or hazardous substances or wastes into the indoor or outdoor environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling

                               Credit Agreement
                               ----------------
of pollutants, contaminants, chemicals or toxic or hazardous substances or wastes.

          "Equity Issuance" shall mean (a) any issuance or sale by COFC or any
           ---------------
of its Subsidiaries of (i) any of its capital stock, (ii) any warrants or options exercisable in respect of its capital stock (other than any warrants or options issued to directors, officers or employees of COFC or any of its Subsidiaries pursuant to employee benefit plans established in the ordinary course of business and any capital stock of COFC issued upon the exercise of such warrants or options) or (iii) any other security or instrument representing an equity interest (or the right to obtain any equity interest) in COFC or any of its Subsidiaries or (b) the receipt by COFC or any of its Subsidiaries from any Person not a shareholder of COFC of any capital contribution (whether or not evidenced by any equity security issued by the recipient of such contribution);

provided that Equity Issuance shall not include (i) any such issuance or sale by
--------
any Subsidiary of COFC to COFC or any Wholly Owned Subsidiary of COFC or (ii) any capital contribution by COFC or any Wholly Owned Subsidiary of COFC to any Subsidiary of COFC.

          "ERISA" shall mean the Employee Retirement Income Security Act of
           -----
1974, as amended from time to time.

          "ERISA Affiliate" shall mean any corporation or trade or business that
           ---------------
is a member of any group of organizations (i) described in Section 414(b) or (c) of the Code of which any Borrower is a member and (ii) solely for purposes of potential liability under Section 302(c)(11) of ERISA and Section 412(c)(11) of the Code and the lien created under Section 302(f) of ERISA and Section 412(n) of the Code, described in Section 414(m) or (o) of the Code of which any Borrower is a member.

          "Euro" means the single currency of Participating Member States of the
           ----
European Union.

          "Euro Unit" means the currency unit of the Euro.
           ---------

          "Eurocurrency Loans" shall mean Syndicated Loans that bear interest at
           ------------------
rates based on rates referred to in the definition of "Fixed Base Rate" in this
Section 1.01.

          "Eurocurrency Rate" shall mean, for any Eurocurrency Loan for the
           -----------------
Interest Period therefor, a rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) determined by the Administrative Agent to be equal to the Fixed Base Rate for such Loan for such Interest Period.

          "Event of Default" shall have the meaning assigned to such term in
           ----------------
Section 9 hereof.

          "Exchange Act" shall mean the Securities Exchange Act of 1934, as
           ------------
amended from time to time.

          "Excluded Representations" shall mean the representations and
           ------------------------
warranties made

                               Credit Agreement
                               ----------------
in (a) the last sentence of Section 7.02 hereof and (b) Section 7.03 hereof (but only insofar as the representation and warranty in Section 7.03 hereof relates to proceedings that could have a Material Adverse Effect of the type referred to clause (a) of the definition thereof in this Section 1.01, but not of the type referred to in clause (b), (c), (d) or (e) of the definition thereof in this
Section 1.01).

          "Existing Credit Agreement" shall have the meaning set forth in the
           -------------------------
introduction hereto.

          "FDIA" shall mean the Federal Deposit Insurance Act, as amended from
           ----
time to time.

          "Federal Funds Rate" shall mean, for any day, the rate per annum
           ------------------
(rounded upwards, if necessary, to the nearest 1/100 of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day, provided that (a) if the day for which such rate is to
                          --------
be determined is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day and (b) if such rate is not so published for any Business Day, the Federal Funds Rate for such Business Day shall be the average rate charged to Chase on such Business Day on such transactions as determined by the Administrative Agent.

          "Final Maturity Date" shall mean May 24, 2003; provided that if such
           -------------------                           --------
day is not a Business Day, the Final Maturity Date shall be the immediately preceding Business Day.

          "Fixed Base Rate" shall mean, with respect to any Fixed Rate Loan
           ---------------
denominated in any Currency for the Interest Period therefor, the rate for deposits in such Currency for a period comparable to such Interest Period which appears on Telerate Page 3740 (if such Currency is Australian Dollars, Canadian Dollars, French Francs, Italian Lira or Spanish Pesetas) or on Telerate Page 3750 (otherwise) as of 11:00 a.m., London time, on the day that is two London Banking Days preceding the first day of such Interest Period; provided that, if
                                                              --------
such rate does not appear on the relevant Telerate Page, the "Fixed Base Rate" shall be the arithmetic mean (rounded upwards, if necessary, to the nearest 1/16 of 1%), as determined by the Administrative Agent, of the rates per annum quoted by the respective Reference Lenders at approximately 11:00 a.m. London time (or as soon thereafter as practicable) on the day that is two London Banking Days prior to (or in the case of a Fixed Rate Loan denominated in Euros, on such other date as is customary in the relevant interbank market) the first day of such Interest Period for the offering by the respective Reference Lenders to leading banks in the London interbank market of deposits denominated in such Currency having a term comparable to such Interest Period and in an amount comparable to the principal amount of such Fixed Rate Loan to be made by the respective Reference Lenders. If any Reference Lender is not participating in any Fixed Rate Loans during the Interest Period therefor, the Fixed Base Rate for such Loans for such Interest Period shall be determined by reference to the amount of such Loans that such

                               Credit Agreement
                               ----------------

Reference Lender would have made or had outstanding had it been participating in such Loan; provided that in the case of any LIBOR Market Loan, the Fixed Base
           --------
Rate for such Loan shall be determined with reference to deposits of $25,000,000 (or its equivalent in any Alternative Currency). If any Reference Lender does not timely furnish such information for determination of any Fixed Base Rate, the Administrative Agent shall determine such Fixed Base Rate on the basis of the information timely furnished by the remaining Reference Lenders.

          "Fixed Rate Loans" shall mean Eurocurrency Loans and, for the purposes
           ----------------
of the definition of "Fixed Base Rate" in this Section 1.01 and in Section 5 hereof, LIBOR Market Loans.

          "Foreign Currency Equivalent" shall mean, with respect to any amount
           ---------------------------
in Dollars, the amount of any Alternative Currency that could be purchased with such amount of Dollars using the reciprocal of the foreign exchange rate(s) specified in the definition of the term "Dollar Equivalent", as determined by the Administrative Agent.

          "French Francs" shall mean lawful money of the Republic of France.
           -------------

          "GAAP" shall mean generally accepted accounting principles in the
           ----
United States of America applied on a basis consistent with those that, in accordance with the second sentence of Section 1.02(a) hereof, are to be used in making the calculations for purposes of determining compliance with this Agreement.

          "Guarantee" shall mean a guarantee, an endorsement, a contingent
           ---------
agreement to purchase or to furnish funds for the payment or maintenance of, or otherwise to be or become contingently liable under or with respect to, the Indebtedness, other obligations, net worth, working capital or earnings of any Person, or a guarantee of the payment of dividends or other distributions upon the stock or equity interests of any Person, or an agreement to purchase, sell or lease (as lessee or lessor) Property, products, materials, supplies or services primarily for the purpose of enabling a debtor to make payment of such debtor's obligations or an agreement to assure a creditor against loss, and including, without limitation, causing a bank or other financial institution to issue a letter of credit or other similar instrument for the benefit of another Person, but excluding endorsements for collection or deposit in the ordinary course of business. The terms "Guarantee" and "Guaranteed" used as a verb shall
                                ---------       ----------
have a correlative meaning.

          "Indebtedness" shall mean, for any Person:  (a) obligations created,
           ------------
issued or incurred by such Person for borrowed money (whether by loan, the issuance and sale of debt securities or the sale of Property to another Person subject to an understanding or agreement, contingent or otherwise, to repurchase such Property from such Person); (b) obligations of such Person to pay the deferred purchase or acquisition price of Property or services, other than trade accounts payable (other than for borrowed money) arising, and accrued expenses incurred, in the ordinary course of business so long as such trade accounts payable are payable within 90 days of the date the respective goods are delivered or the respective services are rendered; (c) Indebtedness of others secured by a Lien on the Property of such Person, whether or not the

                               Credit Agreement
                               ----------------
respective indebtedness so secured has been assumed by such Person; (d) non-contingent obligations of such Person (and, for the purposes of Sections 8.06 and 9(b) hereof, all contingent obligations of such Person) in respect of letters of credit, bankers' acceptances or similar instruments issued or accepted by banks and other financial institutions for account of such Person;
(e) Capital Lease Obligations of such Person; and (f) Indebtedness of others Guaranteed by such Person.

          "Insured Subsidiary" shall mean any insured depositary institution (as
           ------------------
defined in 12 U.S.C. (S)1813(c) (or any successor provision), as amended, re-enacted or redesignated from time to time), that is controlled (within the meaning of 12 U.S.C. (S)1841 (or any successor provision), as amended, re-enacted or redesignated from time to time) by a Borrower.

          "Intangibles" shall mean, as at any date and with respect to any
           -----------
Borrower, the aggregate amount (to the extent reflected in determining the consolidated stockholders' equity of such Borrower and its consolidated Subsidiaries) of (a) all write-ups (other than write-ups resulting from foreign currency translations and write-ups of assets of a going concern business made within 12 months after the acquisition of such business) subsequent to September 30, 1996 in the book value of any asset by such Borrower or any of its consolidated Subsidiaries, (b) all Investments in unconsolidated Subsidiaries and all equity investments in Persons that are not Subsidiaries and (c) all unamortized debt discount and expense, unamortized deferred charges, goodwill, patents, trademarks, service marks, trade names, anticipated future benefit of tax loss carry-forwards, copyrights, organization or developmental expenses and other intangible assets.

          "Interest Period" shall mean:
          ---------------

          (a) with respect to any Eurocurrency Loan, each period commencing on the date such Eurocurrency Loan is made and ending on the numerically corresponding day in the first, second, third or sixth calendar month thereafter, as a Borrower may select as provided in Section 4.05 hereof, except that each Interest Period that commences on the last Business Day of a calendar month (or on any day for which there is no numerically corresponding day in the appropriate subsequent calendar month) shall end on the last Business Day of the appropriate subsequent calendar month;

          (b) with respect to any Set Rate Loan, the period commencing on the date such Set Rate Loan is made and ending on any Business Day not less than seven days thereafter, as a Borrower may select as provided in Section 2.03(b) hereof;

          (c) with respect to any LIBOR Market Loan, the period commencing on the date such LIBOR Market Loan is made and ending on the numerically corresponding day in the first, second, third or sixth calendar month thereafter, as a Borrower may select as provided in Section 2.03(b) hereof, except that each Interest Period that commences on the last Business Day of a calendar month (or any day for which there is no numerically corresponding day in the appropriate subsequent calendar month) shall end on the last Business Day of the appropriate subsequent calendar month; and


                               Credit Agreement
                               ----------------

          (d) with respect to any Base Rate Loan, the period commencing on the date such Base Rate Loan is made and ending on the earlier of the first Quarterly Date thereafter and the Commitment Termination Date for the Tranche under which such Loan is made.

Notwithstanding the foregoing: (i) if any Interest Period for any Loan would otherwise end after the Commitment Termination Date for the Tranche under which such Loan is made, such Interest Period shall end on such Commitment Termination Date; (ii) each Interest Period that would otherwise end on a day that is not a Business Day shall end on the next succeeding Business Day (or, in the case of an Interest Period for a Eurocurrency Loan or a LIBOR Market Loan, if such next succeeding Business Day falls in the next succeeding calendar month, on the next preceding Business Day); (iii) except as provided in clause (v) below, no Interest Period for any Loan (other than a Base Rate Loan or a Set Rate Loan) shall have a duration of less than one month and, if the Interest Period for any Eurocurrency or LIBOR Market Loan would otherwise be a shorter period, such Loan shall not be available hereunder for such period; (iv) no Borrower may select an Interest Period for a Loan in any Alternative Currency which would extend beyond the date on which such Alternative Currency ceases to be legal tender in its respective country; and (v) if each Lender shall have notified the Administrative Agent that the requested Interest Period is available (but subject to the foregoing clauses (i) and (ii)), a Eurocurrency Loan or LIBOR Market Loan may be made available for a specified Interest Period of less than one month or for an Interest Period of nine or 12 months; provided that no Loan
                                                          --------
shall be made to FSB with an Interest Period in excess of six months.

          "Investment" shall mean, for any Person:  (a) the acquisition (whether
           ----------
for cash, Property, services or securities or otherwise) of capital stock, bonds, notes, debentures, partnership or other ownership interests or other securities of any other Person or any agreement to make any such acquisition (including, without limitation, any "short sale" or any sale of any securities at a time when such securities are not owned by the Person entering into such sale); (b) the making of any deposit with, or advance, loan or other extension of credit to, any other Person (including the purchase of Property from another Person subject to an understanding or agreement, contingent or otherwise, to resell such Property to such Person), but excluding any such advance, loan or extension of credit having a term not exceeding 90 days arising in connection with the sale of inventory or supplies by such Person in the ordinary course of business; or (c) the entering into of any Guarantee of, or other contingent obligation with respect to, Indebtedness or other liability of any other Person and (without duplication) any amount committed to be advanced, lent or extended to such Person.

          "Japanese Yen" shall mean lawful money of Japan.
          ------------

          "Leverage Ratio" shall mean, on any date and with respect to any
           --------------
Borrower, the ratio of (a) the sum (determined for such Borrower and its consolidated Subsidiaries on a consolidated basis without duplication in accordance with GAAP) of (i) the aggregate amount of Indebtedness outstanding on such date (not including non-brokered deposit liabilities incurred by FSB or COB in the ordinary course of business) minus (ii) the aggregate amount of all on-
                                    -----

                               Credit Agreement
                               ----------------
balance sheet loans held for securitization on such date to (b) Tangible Net Worth with respect to such Borrower on such date.

          "LIBO Margin" shall have the meaning assigned to such term in Section
          -----------
2.03(c)(ii)(C) hereof.

          "LIBOR Auction" shall mean a solicitation of Money Market Quotes
           -------------
setting forth LIBO Margins based on the Eurocurrency Rate pursuant to Section
2.03 hereof.

          "LIBOR Market Loans" shall mean Money Market Loans the interest rates
           ------------------
on which are determined on the basis of Eurocurrency Rates pursuant to a LIBOR Auction.

          "Lien" shall mean, with respect to any Property, any mortgage, lien,
           ----
pledge, charge, security interest or encumbrance of any kind in respect of such Property. For purposes of this Agreement, a Person shall be deemed to own subject to a Lien any Property that it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement (other than an operating lease) relating to such Property.

          "Loans" shall mean Syndicated Loans and Money Market Loans.
           -----

          "Local Time" shall mean, with respect to any Loan denominated in or
           ----------
any payment to be made in any Currency, the local time in the Principal Financial Center for the Currency in which such Loan is denominated or such payment is to be made.

          "London Banking Day" shall mean any day on which commercial banks are
           ------------------
open for business (including dealings in foreign exchange and foreign currency deposits) in London, England.

          "Majority Lenders" shall mean, subject to the last paragraph of
           ----------------
Section 11.04 hereof, Lenders having more than 50% of the aggregate amount of the Commitments or, if the Commitments shall have terminated, Lenders holding more than 50% of the aggregate unpaid principal amount of the Loans.

          "Majority Tranche Lenders" with respect to any Tranche shall mean,
           ------------------------
subject to the last paragraph of Section 11.04 hereof, Lenders having more than 50% of the aggregate amount of the Commitments under such Tranche or, if the Commitments under such Tranche shall have terminated, Lenders holding more than 50% of the aggregate unpaid principal amount of the Loans under such Tranche.

          "Majority Tranche B Lenders" shall mean the Majority Tranche Lenders
           --------------------------
with respect to Tranche B-($) and Majority Tranche Lenders with respect to Tranche B-(MC).

          "Managed Receivables" shall mean, on any date and with respect to any
           -------------------
Borrower, the sum for such Borrower and its consolidated Subsidiaries (determined on a

                               Credit Agreement
                               ----------------
consolidated basis without duplication in accordance with GAAP) of (a) all on-balance sheet credit card loans and other finance receivables plus (b) all on-
                                                              ----
sheet credit card loans and other finance receivables held for securitization plus (c) all securitized credit card loans and other finance provided that, as
----                                                         --------
the term "Managed Receivables" is used in definition of "Tier 1 Capital to Managed Receivables Ratio", clauses (a), (b) and (c) above shall be determined exclusive of securitized non-revolving finance receivables.

          "Margin Stock" shall mean "margin stock" within the meaning of
          ------------
Regulations T, U and X.

          "Material Adverse Effect" shall mean, with respect to a Borrower, a
           -----------------------
material adverse effect on (a) the Property, business, operations, financial condition, prospects or capitalization of such Borrower and its Subsidiaries taken as a whole, (b) the ability of such Borrower to perform its obligations under the Basic Documents, (c) the validity or enforceability of the obligations of such Borrower under the Basic Documents, (d) the rights and remedies of the Lenders and the Administrative Agent against such Borrower under the Basic Documents or (e) the timely payment of the principal of or interest on the Loans or other amounts payable by such Borrower in connection therewith.

          "Money Market Borrowing" shall have the meaning assigned to such term
           ----------------------
to such term in Section 2.03(b) hereof.

          "Money Market Loan Limit" shall have the meaning assigned to such term
           -----------------------
in Section 2.03(c)(ii) hereof.

          "Money Market Loans" shall mean the loans provided for by Section
           ------------------
2.03 hereof.

          "Money Market Notes" shall mean any promissory notes in substantially
           ------------------
the form of Exhibit A-5 hereto issued pursuant to Section 2.08(d) hereof, and all promissory notes delivered in substitution or exchange therefor, in each case as the same shall be modified and supplemented and in effect from time to time.

          "Money Market Quote" shall mean an offer in accordance with Section
           ------------------
2.03(c) hereof by a Lender to make a Money Market Loan with one single specified interest rate.

          "Money Market Quote Request" shall have the meaning assigned to such
           --------------------------
term in Section 2.03(b) hereof.

          "Multiemployer Plan" shall mean a multiemployer plan defined as such
           ------------------
in Section 3(37) of ERISA to which contributions have been made by any Borrower or any ERISA Affiliate and that is covered by Title IV of ERISA.

          "National Currency Unit" means a fraction or multiple of one Euro Unit
           ----------------------
expressed in units of the former national currency of any Participating Member State.

                               Credit Agreement
                               ----------------

          "Net Worth" shall mean, on any date , the consolidated stockholders'
           ---------
equity of COFC and its consolidated Subsidiaries, all determined as of such date on a consolidated basis without duplication in accordance with GAAP.

          "Notes" shall mean the Syndicated Notes and the Money Market Notes.
           -----

         "Participating Member State" means each country so described in any
          --------------------------
 EMU Legislation.


          "Past-Due Receivables" shall mean, on any date with respect to any
           --------------------
Borrower, the sum (determined with respect to such Borrower and its Subsidiaries on a consolidated basis without duplication in accordance with GAAP) of (a) all Managed Receivables the minimum payments on which are at least 90 days overdue on such date plus (b) all other non-performing assets; provided that, Managed
             ----                                      --------
Receivables that are credit card loans, whether or not at least 90 days overdue, shall not constitute "Past-Due Receivables" to the extent of any cash balance of the account debtor on such loan on deposit with the creditor (but only to the extent such creditor is entitled under an agreement governing such credit card loan to set-off such cash balances against the obligations of the account debtor under such loan and to the extent such cash balances are not subject to any other set-off or deduction by such creditor or any of its affiliates against a matured obligation owing by such debtor).

          "PBGC" shall mean the Pension Benefit Guaranty Corporation or any
           ----
entity succeeding to any or all of its functions under ERISA.

          "Person" shall mean any individual, corporation, company, voluntary
           ------
association, partnership, limited liability company, joint venture, trust, unincorporated organization or government (or any agency, instrumentality or political subdivision thereof).

          "Plan" shall mean an employee benefit or other plan established or
           ----
maintained by any Borrower or any ERISA Affiliate and that is covered by Title IV of ERISA, other than a Multiemployer Plan.

          "Post-Default Rate" shall mean a rate per annum equal to 2% plus the
           -----------------                                          ----
Base Rate as in effect from time to time plus the Applicable Margin for Base
                                         ----
Rate Loans, provided that, with respect to principal of a Eurocurrency Loan or a
            --------
Money Market Loan that shall become due (whether at stated maturity, by acceleration, by optional or mandatory prepayment or otherwise) on a day other than the last day of the Interest Period therefor, the "Post-Default Rate" shall be, for the period from and including such due date to but excluding the last day of such Interest Period, 2% plus the interest rate for such Loan as provided
                                ----
in Section 3.02 hereof and, thereafter, the rate provided for above in this definition.

          "Pounds Sterling" shall mean lawful money of England.
           ---------------

          "Prime Rate" shall mean the rate of interest from time to time
           ----------
announced by Chase at the Principal Office as its prime commercial lending rate.


                               Credit Agreement
                               ----------------

          "Principal Financial Center" shall mean (a) in the case of each
           --------------------------
Currency identified in Section 1.4(a)(i)(A) of the 1991 ISDA Definitions (as amended and supplemented by the 1998 Supplement to the 1991 ISDA Definitions and the 1998 ISDA Euro Definitions) published by the International Swaps and Derivatives Association, Inc., the financial center identified in said Section opposite such Currency and (b) in the case of any other Currency, the principal financial center of the country that issues such Currency, as determined by the Administrative Agent.

          "Principal Office" shall mean the principal office of Chase, located
           ----------------
on the date hereof at 270 Park Avenue, New York, New York 10017.

          "Property" shall mean any right or interest in or to property of any
           --------
kind whatsoever, whether real, personal or mixed and whether tangible or intangible.

          "Quarterly Dates" shall mean the last Business Day of March, June,
           ---------------
September and December in each year, the first of which shall be the first such day after the date hereof.

          "Rating Agencies" shall mean Moody's Investors Service, Inc., Standard
           ---------------
& Poor's Ratings Services and Fitch Investors Service, L.P. or, in each case, any successor nationally recognized statistical rating organization.

          "Rating Levels" shall mean, on any date of determination, (a) Rating
           -------------
Level 1 if the Debt Rating by at least two Rating Agencies is at least equal to "Baa1" or higher or "BBB+" or higher, (b) Rating Level 2 if the Debt Rating by at least two Rating Agencies is at least equal to "Baa2" or "BBB", but does not fall within Rating Level 1, (c) Rating Level 3 if the Debt Rating by at least two Rating Agencies is at least equal to "Baa3" or "BBB-", but does not fall within Rating Level 1 or Rating Level 2, (d) Rating Level 4 if the Debt Rating by at least two Rating Agencies is at least equal to "Ba1" or "BB+", but does not fall within Rating Level 1, Rating Level 2 or Rating Level 3 and (e) Rating Level 5 if none of the foregoing is applicable. If the Debt Rating of any Rating Agency is below the Debt Rating of each of the two other Rating Agencies, the "Rating Level" will be determined without regard to the Debt Rating of such Rating Agency.

          "Receivables" means, with respect to any Borrower, any amount owing,
           -----------
from time to time, with respect to a credit card, consumer revolving or consumer installment loan account, home equity line of credit or residential mortgage loan account or other consumer receivable owned by such Borrower, including, without limitation, amounts owing for payment of goods and services, cash advances, convenience checks, annual membership fees, finance charges, late charges, credit insurance premiums and cash advance fees and fees relating to additional consumer products, and any other receivables arising out of financing transactions by such Borrower; provided that the term "Receivables" shall not
                               --------
include any of the foregoing that is subject to a securitization effected in the ordinary course of business.

          "Reference Lenders" shall mean Chase, Morgan Guaranty Trust Company of
           -----------------
New York and Nationsbank, N.A. (or their respective Applicable Lending Offices, as the case may be).

                               Credit Agreement
                               ----------------

          "Regulations A, D, T, U and X" shall mean, respectively, Regulations
           ----------------------------
A, D, T, U and X of the Board of Governors of the Federal Reserve System (or any successor), as the same may be modified and supplemented and in effect from time to time.

          "Regulatory Change" shall mean, with respect to any Lender, any change
           -----------------
after the date hereof in Federal, state or foreign law or regulations (including, without limitation, Regulation D) or the adoption or making after such date of any interpretation, directive or request applying to a class of banks including such Lender of or under any Federal, state or foreign law or regulations (whether or not having the force of law and whether or not failure to comply therewith would be unlawful) by any court or governmental or monetary authority charged with the interpretation or administration thereof.

          "Requisite Lenders" shall mean Majority Tranche Lenders with respect
           -----------------
to Tranche A-($), Majority Tranche Lenders with respect to Tranche A-(MC), Majority Tranche Lenders with respect to Tranche B-($) and Majority Tranche Lenders with respect to Tranche B-(MC).

          "Reserve Requirement" shall mean, for the Interest Period for any
           -------------------
Eurocurrency Loan or LIBOR Market Loan, the average maximum rate at which reserves (including, without limitation, any marginal, supplemental or emergency reserves) are required to be maintained during such Interest Period under Regulation D by member banks of the Federal Reserve System in New York City with deposits exceeding one billion Dollars against "Eurocurrency liabilities" (as such term is used in Regulation D). Without limiting the effect of the foregoing, the Reserve Requirement shall include any other reserves required to be maintained by such member banks by reason of any Regulatory Change with respect to (i) any category of liabilities that includes deposits by reference to which the Fixed Base Rate for Eurocurrency Loans or LIBOR Market Loans (as the case may be) is to be determined as provided in the definition of "Fixed Base Rate" in this Section 1.01 or (ii) any category of extensions of credit or other assets that includes Eurocurrency Loans or LIBOR Market Loans.

          "Restatement Effective Date"  shall mean the first date on which all
           --------------------------
of the conditions set forth in Section 6.01 hereof shall have been satisfied or waived by the Lenders and the Administrative Agent.

          "Restricted Shares" means, with respect to any Borrower, shares of
           -----------------
stock of or other ownership interests in such Borrower or any Subsidiary thereof engaged primarily in the extension of consumer credit to third parties or securitizations of receivables related to such extension of consumer credit, excluding without limitation any such ownership interests of any Borrower in America One Communications, Inc.

          "Risk Adjusted Assets" shall mean, on any date and with respect to any
           --------------------
Borrower, the amount, for such Borrower and its consolidated Subsidiaries (determined on a consolidated basis) on such date, of "weighted risk assets", within the meaning given to such term in the Capital Adequacy Guidelines for State Member Banks published by the Board of Governors of


                               Credit Agreement
                               ----------------
the Federal Reserve System (12 C.F.R. Part 208, Appendix A, as amended, modified and supplemented and in effect from time to time or any replacement thereof).

          "SEC" shall mean the Securities and Exchange Commission, or any
           ---
successor agency charged with the administration and enforcement of the Securities Act and the Exchange Act.

          "Securities Act" shall mean the Securities Act of 1933, as amended
          --------------
from time to time.

          "Set Rate" shall have the meaning assigned to such term in Section
           --------
2.03(c)(ii)(D) hereof.

          "Set Rate Auction" shall mean a solicitation of Money Market Quotes
           ----------------
setting forth Set Rates pursuant to Section 2.03 hereof.

          "Set Rate Loans" shall mean Money Market Loans the interest rates on
           --------------
which are determined on the basis of Set Rates pursuant to a Set Rate Auction.

          "Subsidiary" shall mean, with respect to any Person, any corporation,
           ----------
partnership or other entity of which at least a majority of the Voting Securities issued by such corporation, partnership or other entity is at the time directly or indirectly owned or controlled by such Person or one or more Subsidiaries of such Person or by such Person and one or more Subsidiaries of such Person.

          "Swap Agreement" shall have the meaning given to such term in Section
           --------------
101(53B) of the Bankruptcy Code (as in effect on the date hereof).

          "Swiss Francs" shall mean lawful money of Switzerland.
           ------------

          "Syndicated Loans" shall mean the Tranche A-($) Loans, Tranche A-(MC)
           ----------------
Loans, Tranche B-($) Loans and Tranche B-(MC) Loans.

          "Syndicated Notes" shall mean the Tranche A-($) Notes, Tranche A-(MC)
           ----------------
Notes, Tranche B-($) Notes and Tranche B-(MC) Notes.

          "Tangible Net Worth" shall mean, on any date and with respect to any
           ------------------
Borrower, the consolidated stockholders' equity of such Borrower and its consolidated Subsidiaries less Intangibles of such Borrower and its consolidated Subsidiaries, all determined as of such date on a consolidated basis without duplication in accordance with GAAP.

          "TARGET Business Day" means any day that is not (i) a Saturday or
           -------------------
Sunday, or (ii) any other day on which the Trans-European Real-time Gross Settlement Operating System (or any successor settlement system) is not operating (as determined by the Administrative Agent).


                               Credit Agreement
                               ----------------

          "Tier 1 Capital" shall mean, on any date and with respect to any
           --------------
Borrower, the amount, for such Borrower and its consolidated Subsidiaries (determined on a consolidated basis) on such date, of "Tier 1 capital", within the meaning given to such term in the Capital Adequacy Guidelines for State Member Banks published by the Board of Governors of the Federal Reserve System (12 C.F.R. Part 208, Appendix A, as amended, modified and supplemented and in effect from time to time or any replacement thereof).

          "Tier 1 Capital to Managed Receivables Ratio" shall mean, on any date
           -------------------------------------------
and with respect to any Borrower, the ratio of (a) Tier 1 Capital (determined, for the purposes of this definition, in accordance with GAAP) with respect to such Borrower on such date to (b) Managed Receivables with respect to such Borrower on such date.

          "Tier 1 Capital to Risk Adjusted Assets Ratio" shall mean, on any date
           --------------------------------------------
and with respect to COB or FSB, the ratio of (a) Tier 1 Capital with respect to such Borrower on such date to (b) Risk Adjusted Assets with respect to such Borrower on such date.

          "Tier 1 Leverage Ratio" shall mean, on any date and with respect to
           ---------------------
COB or FSB, the ratio of (a) Tier 1 Capital with respect to such Borrower on such date to (b) Total Assets with respect to such Borrower on such date.

          "Total Assets" shall mean, on any date and with respect to any
           ------------
Borrower, the amount, for such Borrower and its consolidated Subsidiaries (determined on a consolidated basis) on such date, of "average total consolidated assets", within the meaning given to such term in the Capital Adequacy Guidelines for State Member Banks published by the Board of Governors of the Federal Reserve System (12 C.F.R. Part 208, Appendix A, as amended, modified and supplemented and in effect from time to time or any replacement thereof).

          "Total Capital" shall mean, on any date and with respect to any
           -------------
Borrower, the amount, for such Borrower and its consolidated Subsidiaries (determined on a consolidated basis) on such date, of "total capital", within the meaning given to such term in the Capital Adequacy Guidelines for State Member Banks published by the Board of Governors of the Federal Reserve System (12 C.F.R. Part 208, Appendix A, as amended, modified and supplemented and in effect from time to time or any replacement thereof).

          "Total Capital to Risk Adjusted Assets Ratio" shall mean, on any date
           -------------------------------------------
and with respect to COB or FSB, the ratio of (a) Total Capital with respect to such Borrower on such date to (b) Risk Adjusted Assets with respect to such Borrower on such date.

          "Tranche" shall mean Tranche A-($), Tranche A-(MC), Tranche B-($) or
           -------
Tranche B-(MC).

          "Tranche A-($)" shall refer to a Tranche A-($) Commitment, Tranche A-
           -------------
($) Commitment Termination Date, Tranche A-($) Lender, Tranche A-($) Loan or Tranche A-($) Note or a Money Market Loan made by a Tranche A-($) Lender.


                               Credit Agreement
                               ----------------

          "Tranche A-($) Commitment" shall mean, as to each Tranche A-($)
           ------------------------
Lender, the obligation of such Lender to make Syndicated Loans pursuant to
Section 2.01(a) hereof, as the same may be reduced or increased at any time or from time to time pursuant to Section 2.04, 2.11 or 11.06 hereof. The initial amount of each such Lender's Tranche A-($) Commitment is set forth on Schedule
2.01 or in the Assignment and Acceptance pursuant to which such Lender shall have assumed such Commitment, as applicable.

          "Tranche A-($) Commitment Termination Date" shall mean May 24, 2003,
           -----------------------------------------
subject to extension as provided in Section 2.10 hereof; provided that if any
                                                         --------
such day is not a Business Day, then the Tranche A-($) Commitment Termination Date shall be the immediately preceding Business Day.

          "Tranche A-($) Lender" shall mean a Lender having a Tranche A-($)
           --------------------
Commitment or holding Tranche A-($) Loans.

          "Tranche A-($) Loans" shall mean the loans provided for by Section
           -------------------
2.01(a) hereof, which may be Base Rate Loans and/or Eurocurrency Loans.

          "Tranche A-($) Notes" shall mean any promissory notes in substantially
           -------------------
the form of Exhibit A-1 hereto issued pursuant to Section 2.08(d) hereof, and all promissory notes delivered in substitution or exchange thereof, in each case as the same shall be modified and supplemented and in effect from time to time.

          "Tranche A-(MC)" shall refer to a Tranche A-(MC) Commitment, Tranche
           --------------
A-(MC) Commitment Termination Date, Tranche A-(MC) Lender, Tranche A-(MC) Loan or Tranche A-(MC) Note or a Money Market Loan made by a Tranche A-(MC) Lender.

          "Tranche A-(MC) Commitment" shall mean, as to each Tranche A-(MC)
           -------------------------
Lender, the obligation of such Lender to make Syndicated Loans pursuant to
Section 2.01(b) hereof, as the same may be reduced or increased at any time or from time to time pursuant to Section 2.04, 2.11 or 11.06 hereof. The initial amount of each such Lender's Tranche A-(MC) Commitment is set forth on Schedule
2.01 or in the Assignment and Acceptance pursuant to which such Lender shall have assumed such Commitment, as applicable.

          "Tranche A-(MC) Commitment Termination Date" shall mean May 24, 2003,
           ------------------------------------------
subject to extension as provided in Section 2.10 hereof; provided that if any
                                                         --------
such day is not a Business Day, then the Tranche A-(MC) Commitment Termination Date shall be the immediately preceding Business Day.

          "Tranche A-(MC) Lender" shall mean a Lender having a Tranche A-(MC)
           ---------------------
Commitment or holding Tranche A-(MC) Loans.

          "Tranche A-(MC) Loans" shall mean the loans provided for by Section
           --------------------
2.01(b) hereof, which may be Base Rate Loans and/or Eurocurrency Loans.


                               Credit Agreement
                               ----------------

          "Tranche A-(MC) Notes" shall mean any promissory notes in
           --------------------
substantially the form of Exhibit A-2 hereto issued pursuant to Section 2.08(d) hereof, and all promissory notes delivered in substitution or exchange thereof, in each case as the same shall be modified and supplemented and in effect from time to time.

          "Tranche B-($)" shall refer to a Tranche B-($) Commitment, Tranche B-
           -------------
($) Commitment Termination Date, Tranche B-($) Lender, Tranche B-($) Loan or Tranche B-($) Note or a Money Market Loan made by a Tranche B-($) Lender.

          "Tranche B-($) Commitment" shall mean, as to each Tranche B-($)
           ------------------------
Lender, the obligation of such Lender to make Syndicated Loans pursuant to
Section 2.01(c) hereof, as the same may be reduced or increased at any time or from time to time pursuant to Section 2.04, 2.11 or 11.06 hereof. The initial amount of each such Lender's Tranche B-($) Commitment is set forth on Schedule
2.01 or in the Assignment and Acceptance pursuant to which such Lender shall have assumed such Commitment, as applicable.

          "Tranche B-($) Commitment Termination Date" shall mean May 24, 2003,
           -----------------------------------------
subject to extension as provided in Section 2.10 hereof; provided that if any
                                                         --------
such day is not a Business Day, then the Tranche B-($) Commitment Termination Date shall be the immediately preceding Business Day.

          "Tranche B-($) Lender" shall mean a Lender having a Tranche B-($)
           --------------------
  Commitment or holding Tranche B-($) Loans.

          "Tranche B-($) Loans" shall mean the loans provided for by Section
           -------------------
2.01(c) hereof, which may be Base Rate Loans and/or Eurocurrency Loans.

          "Tranche B-($) Notes" shall mean any promissory notes in substantially
           -------------------
the form of Exhibit A-3 hereto issued pursuant to Section 2.08(d) hereof, and all promissory notes delivered in substitution or exchange thereof, in each case as the same shall be modified and supplemented and in effect from time to time.

          "Tranche B-(MC)" shall refer to a Tranche B-(MC) Commitment, Tranche
           --------------
B-(MC) Commitment Termination Date, Tranche B-(MC) Lender, Tranche B-(MC) Loan or Tranche B-(MC) Note or a Money Market Loan made by a Tranche B-(MC) Lender.

          "Tranche B-(MC) Commitment" shall mean, as to each Tranche B-(MC)
           -------------------------
Lender, the obligation of such Lender to make Syndicated Loans pursuant to
Section 2.01(d) hereof, as the same may be reduced or increased at any time or from time to time pursuant to Section 2.04, 2.11 or 11.06 hereof. The initial amount of each such Lender's Tranche B-(MC) Commitment is set forth on Schedule
2.01 or in the Assignment and Acceptance pursuant to which such Lender shall have assumed such Commitment, as applicable.

          "Tranche B-(MC) Commitment Termination Date" shall mean May 24, 2003,
           ------------------------------------------
subject to extension as provided in Section 2.10 hereof; provided that if any
                                                         --------
such day is not a


                               Credit Agreement
                               ----------------

Business Day, then the Tranche B-(MC) Commitment Termination Date shall be the immediately preceding Business Day.

          "Tranche B-(MC) Lender" shall mean a Lender having a Tranche B-(MC)
           ---------------------
Commitment or holding Tranche B-(MC) Loans.

          "Tranche B-(MC) Loans" shall mean the loans provided for by Section
           --------------------
2.01(d) hereof, which may be Base Rate Loans and/or Eurocurrency Loans.

          "Tranche B-(MC) Notes" shall mean any promissionary notes in
           --------------------
substantially the form of Exhibit A-4 hereto issued pursuant to Section 2.08(d) hereof, and all promissory notes delivered in substitution or exchange thereof, in each case as the same shall be modified and supplemented and in effect from time to time.

          "Type" shall have the meaning assigned to such term in Section 1.03
           ----
hereof.

          "Voting Securities" shall mean, with respect to any Person, securities
           -----------------
or other ownership interests having by the terms thereof ordinary voting power to elect a majority of the board of directors or other persons performing similar functions of such Person (irrespective of whether or not at the time securities or other ownership interests of any other class or classes of such Person shall have or might have voting power by reason of the happening of any contingency).

          "Wholly Owned Subsidiary" shall mean, with respect to any Person, any
           -----------------------
corporation, partnership or other entity of which all of the Voting Securities issued by such corporation, partnership or other entity (other than, in the case of a corporation, directors' qualifying shares) are directly or indirectly owned or controlled by such Person or one or more Wholly Owned Subsidiaries of such Person or by such Person and one or more Wholly Owned Subsidiaries of such Person.

          1.02  Accounting Terms and Determinations.
                -----------------------------------

          (a) Except as otherwise expressly provided herein, all accounting terms used herein shall be interpreted, and all financial statements and certificates and reports as to financial matters required to be delivered to the Lenders hereunder shall (unless otherwise disclosed to the Lenders in writing at the time of delivery thereof in the manner described in subsection (b) below) be prepared, in accordance with generally accepted accounting principles in the United States of America applied on a basis consistent with those used in the preparation of the latest financial statements furnished to the Lenders hereunder (which, prior to the delivery of the first financial statements under Section 8.01(a) or (b) hereof, shall mean the audited financial statements as at December 31, 1998 referred to in Section 7.02 hereof). All calculations made for the purposes of determining compliance with this Agreement shall (except as otherwise expressly provided herein) be made by application of generally accepted accounting principles in the United States of America applied on a basis consistent with those used in the preparation of the latest annual or quarterly financial statements furnished to the Lenders pursuant to


                               Credit Agreement
                               ----------------

Section 8.01 hereof (or, prior to the delivery of the first financial statements under Section 8.01(a) or (b) hereof, used in the preparation of the audited financial statements as at December 31, 1998 referred to in Section 7.02 hereof) unless (i) any Borrower shall have objected to determining such compliance on such basis at the time of delivery of such financial statements or (ii) the Majority Lenders shall so object in writing within 30 days after delivery of such financial statements, in either of which events such calculations shall be made on a basis consistent with those used in the preparation of the latest financial statements as to which such objection shall not have been made (which, if objection is made in respect of the first financial statements delivered under Section 8.01(a) or (b) hereof, shall mean the audited financial statements referred to in Section 7.02 hereof). Notwithstanding the foregoing, the accounting terms "Risk-Adjusted Assets", "Tier 1 Capital", "Total Assets" and "Total Capital" defined in Section 1.01 hereof shall be interpreted by reference to the statutes or regulations referred to in said definitions, as such statutes or regulations are amended, modified, supplemented or replaced and in effect from time to time.

          (b) COFC shall deliver to the Lenders at the same time as the delivery of any annual or quarterly financial statement under Section 8.01 hereof (i) a description in reasonable detail of any material variation between the application of accounting principles in the United States of America employed in the preparation of such statement and the application of accounting principles in the United States of America employed in the preparation of the next preceding annual or quarterly financial statements as to which no objection has been made in accordance with the last sentence of subsection (a) above and
(ii) reasonable estimates of the difference between such statements arising as a consequence thereof.

          (c) To enable the ready and consistent determination of compliance with the covenants set forth in Section 8 hereof, no Borrower will change the last day of its fiscal year from December 31 of each year, or the last days of the first three fiscal quarters in each of its fiscal years from March 31, June 30 and September 30 of each year, respectively.

          1.03 Tranches, Currencies and Types of Loans. Loans hereunder are
               ---------------------------------------
distinguished by "Tranche", by "Currency" and by "Type". The "Tranche" of a Loan refers to whether a Syndicated Loan is a Tranche A-($) Loan, Tranche A-(MC) Loan, Tranche B-($) Loan or Tranche B-(MC) Loan. The "Currency" of a Loan refers to the Currency in which such Loan is denominated. The "Type" of a Loan refers to whether such Loan is a Base Rate Loan, a Eurocurrency Loan, a Set Rate Loan or a LIBOR Market Loan, each of which constitutes a Type. Loans may be identified by one or more of their Tranche, Currency and Type.

          1.04  EMU.
                ---

          (a)  Redenomination of Alternative Currency Loans and other
               ------------------------------------------------------
Obligations into Euro Units.
---------------------------

          (i) From and after January 1, 1999, each obligation under this Agreement of a party to this Agreement which (1) was originally denominated in the former national

                               Credit Agreement
                               ----------------
     currency of a Participating Member State or (2) would otherwise have been denominated in such former national currency prior to such date shall be redenominated into the Euro Unit in accordance with EMU Legislation and applicable state law, provided, that if and to the extent that any EMU Legislation provides that amounts denominated either in the Euro or in the National Currency Unit of a Participating Member State, that are payable by crediting an account of the creditor within that country, may be paid by the debtor in either Euro or National Currency Units, each party to this Agreement shall be entitled to pay or repay any such amounts in either the Euro Unit or such National Currency Unit.

          (ii) Subject to any EMU Legislation, references in this Agreement to a minimum amount (or an integral multiple thereof) in a National Currency Unit to be paid to or by a party hereto shall be deemed to be a reference to such reasonably comparable and convenient amount (or an integral multiple thereof) in the Euro Unit as the Administrative Agent may from time to time specify.

          (b)    Payments.
                 --------

          (i) All payments by any Borrower or any Lender of amounts denominated in the Euro or a National Currency Unit of a Participating Member State shall be made in immediately available, freely transferable, cleared funds to the account of the Administrative Agent in the principal financial center in such Participating Member State or in London, England, as from time to time designated by the Administrative Agent for such purpose.

          (ii) All amounts payable by the Administrative Agent to any party under this Agreement in the National Currency Unit of a Participating Member State shall instead be paid in the Euro.

          (iii) The Administrative Agent shall not be liable to any party to this Agreement in any way whatsoever for any delay, or the consequences of any delay, in the crediting to any account of any amount denominated in the Euro or a National Currency Unit of a Participating Member State.

          (iv) All references herein to the London interbank or other national market with respect to any National Currency Unit of a Participating Member State shall be deemed a reference to the applicable markets and locations referred to in the definition of "Business Day" in Section 1.01 hereof.

          (c)    Unavailability of Euro.  If the Administrative Agent at any
                 ----------------------
time determines that: (1) the Euro has ceased to be utilized as the basic accounting unit of the European Community, (2) for reasons affecting the market in Euros generally, Euros are not freely traded between banks internationally, or (3) it is illegal, impossible or impracticable for payments to be made hereunder in Euros, then the Administrative Agent may in its discretion declare (such declaration to be binding on all the parties hereto) that any payment made or to be made thereafter which, but for this provision, would have been payable in Euros shall be made in


                               Credit Agreement
                               ----------------
a component currency of the Euro or Dollars (as selected by the Administrative Agent (the "Selected Currency")) and the amount to be so paid shall be
            -----------------
calculated on the basis of the equivalent of the Euro in the Selected Currency.

          (d)  Basis of Accrual.  If the basis of accrual of interest or fees
               ----------------
expressed in this Agreement with respect to the Currency of any state that becomes a Participating Member State shall be inconsistent with any convention or practice in the relevant interbank market for the offering of deposits denominated in such Currency for the basis of accrual of interest or fees in respect of the Euro, such convention or practice shall replace such expressed basis effective as of and from the date on which such state becomes a Participating Member State, provided, that if any Loan in the Currency of such state is outstanding immediately prior to such date, such replacement shall take effect, with respect to such Advance, at the end of the then current Interest Period.

          (e)  Additional Changes at Administrative Agent's Discretion.  This
               -------------------------------------------------------
Section and other provisions of this Agreement relating to Euros and the National Currency Units of Participating Member States shall be subject to such further changes as the Administrative Agent may from time to time in its reasonable discretion specify to the other parties hereto as necessary or appropriate to reflect the changeover to or operation of the Euro in Participating Member States.


          SECTION 2.  Commitments, Loans, and Prepayments.
                      -----------------------------------

          2.01  Syndicated Loans.
                ----------------

          (a) Each Tranche A-($) Lender severally agrees, on the terms and conditions of this Agreement, to make loans to either Applicable Borrower in Dollars during the period from and including the date hereof to but not including the Tranche A-($) Commitment Termination Date in an aggregate principal amount at any one time outstanding up to but not exceeding the amount of the Tranche A-($) Commitment of such Tranche A-($) Lender as in effect from time to time. Subject to the terms and conditions of this Agreement, during such period either Applicable Borrower may borrow, repay and reborrow the amount of the Tranche A-($) Commitments; provided that (i) no more than 10 separate
                               --------
Interest Periods in respect of Eurocurrency Loans that are Tranche A-($) Loans may be outstanding at any one time and (ii) no more than 20 different Interest Periods for both Syndicated Loans and Money Market Loans may be outstanding under Tranche A-($) at the same time (for which purpose (x) Interest Periods described in different lettered clauses of the definition of the term "Interest Period" shall be deemed to be different Interest Periods even if they are coterminous and (y) Loans denominated in different Currencies shall be deemed to have different Interest Periods).

          (b) Each Tranche A-(MC) Lender severally agrees, on the terms and conditions of this Agreement, to make loans to either Applicable Borrower in Dollars or any Agreed Alternative Currency during the period from and including the date hereof to but not

                               Credit Agreement
                               ----------------
including the Tranche A-(MC) Commitment Termination Date in an aggregate principal amount at any one time outstanding up to but not exceeding the amount of the Tranche A-(MC) Commitment of such Tranche A-(MC) Lender as in effect from time to time. Subject to the terms and conditions of this Agreement, during such period either Applicable Borrower may borrow, repay and reborrow the amount of the Tranche A-(MC) Commitments; provided that (i) no more than eight separate
                                --------
Interest Periods in respect of Eurocurrency Loans that are Tranche A-(MC) Loans may be outstanding at any one time, (ii) no more than 20 different Interest Periods for both Syndicated Loans and Money Market Loans may be outstanding under Tranche A-(MC) at the same time (for which purpose (x) Interest Periods described in different lettered clauses of the definition of the term "Interest Period" shall be deemed to be different Interest Periods even if they are coterminous and (y) Loans denominated in different Currencies shall be deemed to have different Interest Periods), (iii) no Tranche A-(MC) Loan denominated in Dollars shall be made on any date unless the aggregate principal amount of all Loans outstanding on such date made by Tranche A-($) Lenders equals the aggregate amount of all Tranche A-($) Commitments and (iv) no Tranche A-(MC) Loan denominated in an Agreed Alternative Currency may be outstanding as a Base Rate Loan.

          (c) Each Tranche B-($) Lender severally agrees, on the terms and conditions of this Agreement, to make loans to any Applicable Borrower in Dollars during the period from and including the date hereof to but not including the Tranche B-($) Commitment Termination Date in an aggregate principal amount at any one time outstanding up to but not exceeding the amount of the Tranche B-($) Commitment of such Tranche B-($) Lender as in effect from time to time. Subject to the terms and conditions of this Agreement, during such period any Applicable Borrower may borrow, repay and reborrow the amount of the Tranche B-($) Commitments; provided that (i) no more than eight separate
                           --------
Interest Periods in respect of Eurocurrency Loans that are Tranche B-($) Loans may be outstanding at any one time and (ii) no more than 20 different Interest Periods for both Syndicated Loans and Money Market Loans may be outstanding under Tranche B-($) at the same time (for which purpose (x) Interest Periods described in different lettered clauses of the definition of the term "Interest Period" shall be deemed to be different Interest Periods even if they are coterminous and (y) Loans denominated in different Currencies shall be deemed to have different Interest Periods).

          (d) Each Tranche B-(MC) Lender severally agrees, on the terms and conditions of this Agreement, to make loans to any Applicable Borrower in Dollars or any Agreed Alternative Currency during the period from and including the date hereof to but not including the Tranche B-(MC) Commitment Termination Date in an aggregate principal amount at any one time outstanding up to but not exceeding the amount of the Tranche B-(MC) Commitment of such Tranche B-(MC) Lender as in effect from time to time. Subject to the terms and conditions of this Agreement, during such period any Applicable Borrower may borrow, repay and reborrow the amount of the Tranche B-(MC) Commitments; provided that (i) no more
                                                       --------
than eight separate Interest Periods in respect of Eurocurrency Loans that are Tranche B-(MC) Loans may be outstanding at any one time, (ii) no more than 20 different Interest Periods for both Syndicated Loans and Money Market Loans may be outstanding under Tranche B-(MC) at the same time (for which purpose (x) Interest Periods described in different

                               Credit Agreement
                               ----------------
lettered clauses of the definition of the term "Interest Period" shall be deemed to be different Interest Periods even if they are coterminous and (y) Loans denominated in different Currencies shall be deemed to have different Interest Periods), (iii) no Tranche B-(MC) Loan denominated in Dollars shall be made on any date unless the aggregate principal amount of all Loans outstanding on such date made by Tranche B-($) Lenders equals the aggregate amount of all Tranche B- ($) Commitments and (iv) no Tranche B-(MC) Loan denominated in an Agreed Alternative Currency may be outstanding as a Base Rate Loan.

          (e) No Syndicated Loan shall be made under any Tranche if, after giving effect to such Loan, the aggregate principal amount of all such Syndicated Loans, together with the aggregate amount of Money Market Loans made under such Tranche, would exceed the aggregate amount of Commitments then in effect under such Tranche.

          (f) For purposes of determining whether the amount of any borrowing of Loans under any Tranche, together with all other Loans then outstanding under such Tranche, would exceed the aggregate amount of Commitments under such Tranche (including, without limitation, for the purposes of Sections 2.01(a), 2.01(b), 2.01(c), 2.01(d), 2.01(e) and 2.03(a) hereof), the amount of any Loan outstanding under such Tranche that is denominated in an Alternative Currency shall be deemed to be the Dollar Equivalent (determined as of the date of such borrowing of Loans under such Tranche) of the amount in the Alternative Currency of such Loan. For purposes of determining the unused portion of the Commitments under any Tranche under Section 2.04(b) hereof, the amount of any Loan outstanding under such Tranche that is denominated in an Alternative Currency shall be deemed to be the Dollar Equivalent (determined as of the date of determination of the unused portion of the Commitments under such Tranche) of the amount in the Alternative Currency of such Loan. For purposes of calculating the amount of any utilization fee payable under any Tranche under Section 2.05(b) hereof, the amount of any Loan outstanding on any date that is denominated in an Alternative Currency shall be deemed to be the Dollar Equivalent (determined as of the date of the most recent borrowing of Loans under such Tranche) of the amount in the Alternative Currency of such Loan.

          2.02  Borrowings of Syndicated Loans. The Applicable Borrower shall
                ------------------------------
give the Administrative Agent notice of each borrowing of Syndicated Loans as provided in Section 4.05 hereof. Not later than 1:00 p.m. Local Time on the date specified for each borrowing of Syndicated Loans, each Lender under the relevant Tranche shall make available the amount of the Syndicated Loan or Loans under such Tranche to be made by it on such date to the Administrative Agent, at the Administrative Agent's Account for the Currency in which such Loan is denominated, in immediately available funds, for account of the Applicable Borrower. The amount so received by the Administrative Agent shall, subject to the terms and conditions of this Agreement, be made available to the Applicable Borrower by depositing the same, in immediately available funds, in an account of the Applicable Borrower designated by the Applicable Borrower.

          2.03  Money Market Loans.
                ------------------


                               Credit Agreemnt
                               ---------------

          (a) In addition to borrowings of Syndicated Loans under any Tranche, at any time prior to the Commitment Termination Date for such Tranche an Applicable Borrower may, as set forth in this Section 2.03, request the Lenders under such Tranche to make offers to make Money Market Loans under such Tranche to such Borrower in Dollars or in any Alternative Currency. The Lenders under such Tranche may, but shall have no obligation to, make such offers and the Applicable Borrower may, but shall have no obligation to, accept any such offers in the manner set forth in this Section 2.03. Money Market Loans may be LIBOR Market Loans or Set Rate Loans (each a "Type" of Money Market Loan), provided
                                                                     --------
that:

          (i) there may be no more than 20 different Interest Periods for both Syndicated Loans and Money Market Loans outstanding under any Tranche at the same time (for which purpose (x) Interest Periods described in different lettered clauses of the definition of the term "Interest Period" shall be deemed to be different Interest Periods even if they are coterminous and (y) Loans denominated in different Currencies shall be deemed to have different Interest Periods); and

          (ii) the aggregate principal amount of all Money Market Loans under such Tranche, together with the aggregate principal amount of all Syndicated Loans under such Tranche, at any one time outstanding shall not exceed the aggregate amount of the Commitments under such Tranche then in effect.

          (b) When the Applicable Borrower wishes to request offers to make Money Market Loans, it shall give the Administrative Agent (which shall promptly notify the Lenders) notice (a "Money Market Quote Request") so as to be received
                               --------------------------
no later than 11:00 a.m. New York time on (x) the fifth Business Day prior to the date of borrowing proposed therein, in the case of a LIBOR Auction, (y) the fourth Business Day prior to the date of borrowing proposed therein in the case of a Set Rate Auction in respect of Money Market Loans denominated in an Alternative Currency or (z) the Business Day next preceding the date of borrowing proposed therein in the case of a Set Rate Auction in respect of Money Market Loans denominated in Dollars. The Applicable Borrower may request offers to make Money Market Loans for up to three different Interest Periods in a single notice (for which purpose (x) Interest Periods in different lettered clauses of the definition of the term "Interest Period" shall be deemed to be different Interest Periods even if they are coterminous and (y) Money Market Loans denominated in different Currencies shall be deemed to have different Interest Periods); provided that the request for each separate Interest Period
                   --------
or Currency shall be deemed to be a separate Money Market Quote Request for a separate borrowing (a "Money Market Borrowing"). Each such notice shall be
                       ----------------------
substantially in the form of Exhibit E hereto and shall specify as to each Money Market Borrowing:

          (i) the name of the Borrower, the Tranche under which such Borrowing is to be made, the Currency of such Borrowing and the proposed date of such borrowing, which shall be a Business Day;

          (ii) the aggregate amount of such Money Market Borrowing, which shall be

                               Credit Agreement
                               ----------------
     an integral multiple of $1,000,000 and not less than $5,000,000 (or, in the case of a Borrowing of Money Market Loans denominated in an Alternative Currency, the Foreign Currency Equivalent thereof (rounded to the nearest 1,000 units of such Alternative Currency)) but shall not cause the limits specified in Section 2.03(a) hereof to be violated;

          (iii)  the duration of the Interest Period applicable thereto;

          (iv) whether the Money Market Quotes requested for a particular Interest Period are seeking quotes for LIBOR Market Loans or Set Rate Loans; and

          (v) if the Money Market Quotes requested are seeking quotes for Set Rate Loans denominated in Dollars, the date on which the Money Market Quotes are to be submitted (the date on which such Money Market Quotes are to be submitted is called the "Quotation Date").
                                    --------------

Except as otherwise provided in this Section 2.03(b), no Money Market Quote Request shall be given under any Tranche within five Business Days of any other Money Market Quote Request under such Tranche.

          (c) (i) Each Lender under the relevant Tranche may submit one or more Money Market Quotes, each constituting an offer to make a Money Market Loan under such Tranche in response to any Money Market Quote Request under such Tranche; provided that, if the Applicable Borrower's request under Section
              --------
     2.03(b) hereof specified more than one Interest Period, such Lender may make a single submission containing one or more Money Market Quotes for each such Interest Period. Each Money Market Quote must be submitted to the Administrative Agent not later than (x) 4:00 p.m. New York time on the fifth Business Day prior to the proposed date of borrowing, in the case of a LIBOR Auction, (y) 4:00 p.m. New York time on the fourth Business Day prior to the date of borrowing proposed therein in the case of a Set Rate Auction in respect of Money Market Loans denominated in an Alternative Currency or (z) 10:00 a.m. New York time on the Quotation Date in the case of a Set Rate Auction in respect of Money Market Loans denominated in Dollars; provided that any Money Market Quote may be submitted by Chase (or
              --------
     its Applicable Lending Office) only if Chase (or such Applicable Lending Office) notifies such Applicable Borrower of the terms of the offer contained therein not later than (x) 3:45 p.m. New York time on the fifth Business Day prior to the proposed date of borrowing, in the case of a LIBOR Auction, (y) 3:45 p.m. New York time on the fourth Business Day prior to the date of borrowing proposed therein in the case of a Set Rate Auction in respect of Money Market Loans denominated in an Alternative Currency or
     (z) 9:45 a.m. New York time on the Quotation Date in the case of a Set Rate Auction in respect of Money Market Loans denominated in Dollars. Subject to Sections 5.02(b), 5.03, 6.02 and 9 hereof, any Money Market Quote so made shall be irrevocable except with the consent of the Administrative Agent given on the instructions of such Applicable Borrower.

                               Credit Agreement
                               ----------------

                   (ii) Each Money Market Quote shall be substantially in the form of Exhibit F hereto and shall specify:

                     (A) the name of the Borrower, the Tranche under which such Borrowing is to be made, the Currency of such Borrowing and the proposed date of borrowing and the Interest Period therefor;

                     (B) the principal amount of the Money Market Loan for which each such offer is being made, which principal amount shall be an integral multiple of $1,000,000 and not less than $5,000,000 (or, in the case of a Borrowing of Money Market Loans denominated in an Alternative Currency, the Foreign Currency Equivalent thereof (rounded to the nearest 1,000 units of such Alternative Currency)); provided
                                                                     --------
          that the aggregate principal amount of all Money Market Loans for which a Lender submits Money Market Quotes (x) may be greater or less than the Commitment of such Lender under the Tranche under which such Loans are to be made but (y) may not exceed the principal amount of the Money Market Borrowing for a particular Interest Period for which offers were requested;

                     (C) in the case of a LIBOR Auction, the margin above or below the applicable Eurocurrency Rate (the "LIBO Margin") offered for
                                                       -----------
          each such Money Market Loan, expressed as a percentage (rounded upwards, if necessary, to the nearest 1/10,000th of 1%) to be added to or subtracted from the applicable Eurocurrency Rate;

                    (D) in the case of a Set Rate Auction, the rate of interest per annum (rounded upwards, if necessary, to the nearest 1/10,000th of 1%) offered for each such Money Market Loan (the "Set
                                                                          ---
          Rate"); and
          ----
                    (E)    the identity of the quoting Lender.

     Unless otherwise agreed by the Administrative Agent and the Applicable Borrower, no Money Market Quote shall contain qualifying, conditional or similar language or propose terms other than or in addition to those set forth in the applicable Money Market Quote Request and, in particular, no Money Market Quote may be conditioned upon acceptance by the Applicable Borrower of all (or some specified minimum) of the principal amount of the Money Market Loan for which such Money Market Quote is being made, provided
                                                                        --------
     that the submission by any Lender containing more than one Money Market Quote may be conditioned on the Applicable Borrower not accepting offers contained in such submission that would result in such Lender making Money Market Loans pursuant thereto in excess of a specified aggregate amount (the "Money Market Loan Limit").
           -----------------------

          (d) The Administrative Agent shall (x) in the case of a LIBOR Auction or a Set Rate Auction in respect of Money Market Loans denominated in an Alternative Currency, by 5:00 p.m. New York time on the day a Money Market Quote is submitted or (y) in the case of a


                               Credit Agreement
                               ----------------

Set Rate Auction in respect of Money Market Loans denominated in Dollars, as promptly as practicable after the Money Market Quote is submitted (but in any event not later than 10:15 a.m. New York time on the Quotation Date), notify the Applicable Borrower of the terms (i) of any Money Market Quote submitted by a Lender that is in accordance with Section 2.03(c) hereof and (ii) of any Money Market Quote that amends, modifies or is otherwise inconsistent with a previous Money Market Quote submitted by such Lender with respect to the same Money Market Quote Request. Any such subsequent Money Market Quote shall be disregarded by the Administrative Agent unless such subsequent Money Market Quote is submitted solely to correct a manifest error in such former Money Market Quote. The Administrative Agent's notice to the Applicable Borrower shall specify (A) the aggregate principal amount of the Money Market Borrowing for which offers have been received and (B) the respective principal amounts and LIBO Margins or Set Rates, as the case may be, so offered by each Lender (identifying the Lender that made each Money Market Quote).

          (e) Not later than (x) 10:00 a.m. New York time on the fourth Business Day prior to the proposed date of borrowing in the case of a LIBOR Auction, (y) 10:00 a.m. New York time on the third Business Day prior to the proposed date of borrowing in the case of a Set Rate Auction in respect of Money Market Loans denominated in an Alternative Currency or (z) 11:00 a.m. New York time on the Quotation Date in the case of a Set Rate Auction in respect of Money Market Loans denominated in Dollars, the Applicable Borrower shall notify the Administrative Agent of its acceptance or nonacceptance of the offers so notified to it pursuant to Section 2.03(d) hereof (which notice shall specify the aggregate principal amount of offers from each Lender for each Interest Period that are accepted, it being understood that the failure of the Applicable Borrower to give such notice by such time shall constitute nonacceptance) and the Administrative Agent shall promptly notify each affected Lender. The notice from the Administrative Agent shall also specify the aggregate principal amount of offers for each Interest Period that were accepted and the lowest and highest LIBO Margins and Set Rates that were accepted for each Interest Period. The Applicable Borrower may accept any Money Market Quote in whole or in part; provided that:
--------

          (i) the aggregate principal amount of each Money Market Borrowing may not exceed the applicable amount set forth in the related Money Market Quote Request;

          (ii) the aggregate principal amount of each Money Market Borrowing shall be an integral multiple of $1,000,000 and not less than $5,000,000 (or, in the case of a Borrowing of Money Market Loans denominated in an Alternative Currency, the Foreign Currency Equivalent thereof (rounded to the nearest 1,000 units of such Alternative Currency)) but shall not cause the limits specified in Section 2.03(a) hereof to be violated;

          (iii) acceptance of offers may, subject to clause (vi) below, be made only in ascending order of LIBO Margins or Set Rates, as the case may be, in each case beginning with the lowest rate so offered;


                               Credit Agreement
                               ----------------

          (iv) any Money Market Quote accepted in part shall be an integral multiple of $1,000,000 and not less than $5,000,000 (or, in the case of a Borrowing of Money Market Loans denominated in an Alternative Currency, the Foreign Currency Equivalent thereof (rounded to the nearest 1,000 units of such Alternative Currency));

          (v) the Applicable Borrower may not accept any offer where the Administrative Agent has advised the Applicable Borrower that such offer fails to comply with Section 2.03(c)(ii) hereof or otherwise fails to comply with the requirements of this Agreement (including, without limitation, Section 2.03(a) hereof); and

          (vi) the aggregate principal amount of each Money Market Borrowing from any Lender may not exceed any applicable Money Market Loan Limit of such Lender.

If offers are made by two or more Lenders with the same LIBO Margins or Set Rates, as the case may be, for a greater aggregate principal amount than the amount in respect of which offers are permitted to be accepted for the related Interest Period, the principal amount of Money Market Loans in respect of which such offers are accepted shall be allocated by the Applicable Borrower among such Lenders as nearly as possible (in an integral multiple of $1,000,000 and not less than $5,000,000 (or, in the case of a Borrowing of Money Market Loans denominated in an Alternative Currency, the Foreign Currency Equivalent thereof (rounded to the nearest 1,000 units of such Alternative Currency)) in proportion to the aggregate principal amount of such offers. Determinations by the Applicable Borrower of the amounts of Money Market Loans shall be conclusive in the absence of manifest error.

          (f) Any Lender whose offer to make any Money Market Loan has been accepted in accordance with the terms and conditions of this Section 2.03 shall, not later than 11:00 a.m. Local Time (in the case of a LIBOR Auction or a Set Rate Auction in respect of Money Market Loans denominated in an Alternative Currency) or 1:00 p.m. New York time (in the case of a Set Rate Auction in respect of Money Market Loans denominated in Dollars) on the date specified for the making of such Loan, make the amount of such Loan available to the Administrative Agent at the Administrative Agent's Account for the Currency in which such Loan is denominated in immediately available funds, for account of the Applicable Borrower. The amount so received by the Administrative Agent shall, subject to the terms and conditions of this Agreement, be made available to the Applicable Borrower on such date by depositing the same, in immediately available funds, in an account of the Applicable Borrower designated by the Applicable Borrower.

          (g)  Except for the purpose and to the extent expressly stated in
Section 2.04(b) hereof, the amount of any Money Market Loan made by any Lender under any Tranche shall not constitute a utilization of such Lender's Commitment under such Tranche.

          (h) The Applicable Borrower shall pay to the Administrative Agent a fee of $750 each time it gives a Money Market Quote Request to the Administrative Agent.

          2.04 Changes of Commitments.
               ----------------------


                               Credit Agreement
                               ----------------

          (a) The aggregate amount of the Commitments under each Tranche shall be automatically reduced to zero on the Commitment Termination Date for such Tranche.

          (b)  The Applicable Borrowers, acting jointly, shall have the right at any time or from time to time (i) to terminate the Commitments under any Tranche so long as no Syndicated Loans or Money Market Loans are outstanding under such Tranche and (ii) to reduce the aggregate unused amount of the Commitments under any Tranche (for which purpose use of the Commitments under such Tranche shall be deemed to include the aggregate principal amount of all Money Market Loans under such Tranche); provided that (x) the Applicable
                                        --------
Borrowers shall give notice of each such termination or reduction as provided in
Section 4.05 hereof, (y) each partial reduction under any Tranche shall aggregate to an integral multiple of $1,000,000 and not less than $10,000,000 and (z) no such termination or reduction of any Tranche shall be effected unless such notice shall have been given by each Applicable Borrower.

          (c) Notwithstanding anything to the contrary in Section 4.02 hereof, the Applicable Borrowers, acting jointly, shall have the right at any time or from time to time, so long as no Default has occurred and is continuing, (i) to terminate all Commitments of a Lender and (ii) to partially reduce the Commitments of a Lender; provided that (w) the aggregate amount of Commitments
                         --------
terminated and partially reduced pursuant to this Section 2.04(c) shall not exceed at any time $200,000,000, (x) immediately after giving effect to any such termination or partial reduction, no Lender under any Tranche shall hold a Commitment under such Tranche in an aggregate amount exceeding 25% of the aggregate amount of Commitments under such Tranche, (y) each Applicable Borrower shall give the Administrative Agent and the Lenders at least 30 days' prior written notice of each such termination or partial reduction and (z) each such partial reduction of a Lender's Commitments shall be made pro rata according to the amounts of its Commitments under each Tranche in which such Lender is participating, and shall aggregate to an integral multiple of $1,000,000 and not less than $10,000,000 . On the effective date of such termination or partial reduction, the Applicable Borrowers shall pay to the Administrative Agent, for the account of such Lender, in immediately available funds, an amount equal to (in the case of a termination) the outstanding principal of and interest on its Loans, or (in the case of a partial reduction) the outstanding principal of and interest on the reduced amount of its Loans, and any and all other amounts owing to such Lender hereunder. Without prejudice to the survival of any of the agreements of the Borrowers hereunder, the agreements of the Borrowers contained in Sections 2.12, 5.01, 5.06, 11.03 and 11.13 hereof (without duplication of any payments made to a Lender whose Commitments have been terminated by the Borrowers pursuant to this Section 2.04(c)) shall survive for the benefit of each Lender under this Section 2.04(c) with respect to the time prior to such termination.

          (d) The Commitments under any Tranche, once terminated or reduced, may not be reinstated.

          2.05 Fees.
               ----

          (a)  Facility Fee.  With respect to each Tranche, the Applicable
               ------------
Borrowers


                               Credit Agreement
                               ----------------
shall pay to the Administrative Agent for account of each Lender under such Tranche a facility fee on the daily average of such Lender's Commitment under such Tranche (regardless of utilization thereof), for the period from and including the date hereof to but not including the earlier of the date such Commitment is terminated and the relevant Commitment Termination Date, at a rate per annum equal to the Applicable Facility Fee Percentage. Any facility fee accrued on any day in respect of Tranche B-($) or Tranche B-(MC) shall be payable by COFC, except that, if any outstanding Loans under such Tranche are owing by either COB or FSB on such day, the facility fee so accrued for such day shall be payable by COB or FSB, as the case may be, to the extent a Lender's Commitment under such Tranche is utilized by such Loans.

          (b)  Utilization Fee.  With respect to each Tranche, the Applicable
               ---------------
Borrowers shall pay to the Administrative Agent for account of each Lender under such Tranche a utilization fee, for each Computation Period occurring during the period from and including the date hereof to but not including the earlier of the date the Commitments under such Tranche are terminated and the Commitment Termination Date for such Tranche, on the excess, if any, of (i) the Average of the aggregate outstanding principal amount of all Loans (including Money Market Loans) outstanding under such Tranche for such Computation Period over (ii) 50% of the Average of the aggregate amount of all Commitments under such Tranche in effect for such Computation Period at a rate per annum equal to the Applicable Utilization Fee Percentage. Utilization fee payable under this Section 2.05(b) with respect to any day under any Tranche shall be allocated between the Applicable Borrowers pro rata according to the respective Average aggregate outstanding principal amounts of Loans under such Tranche owing by the Borrowers for such Computation Period.

          (c)  Payment.  With respect to any Tranche, accrued facility fee and
               -------
utilization fee shall be payable on each Quarterly Date and on the earlier of the date the Commitments under such Tranche are terminated and the Commitment Termination Date for such Tranche.

          2.06 Lending Offices. The Loans of each Type and Currency made by each
               ---------------
Lender shall be made and maintained at such Lender's Applicable Lending Office for Loans of such Type and Currency.

          2.07 Several Obligations; Remedies Independent. The failure of any
               -----------------------------------------
Lender to make any Loan to be made by it on the date specified therefor shall not relieve any other Lender of its obligation to make its Loan on such date, but neither any Lender nor the Administrative Agent shall be responsible for the failure of any other Lender to make a Loan to be made by such other Lender, and (except as otherwise provided in Section 4.06 hereof) no Lender shall have any obligation to the Administrative Agent or any other Lender for the failure by such Lender to make any Loan required to be made by such Lender. The amounts payable by each Borrower at any time hereunder and under the Notes to each Lender shall be a separate and independent debt, and each Lender shall be entitled to protect and enforce its rights arising out of this Agreement and the Notes, and it shall not be necessary for any other Lender or the Administrative Agent to consent to, or be joined as an additional party in, any proceedings for such purposes.


                               Credit Agreement
                               ----------------

          2.08 Evidence of Debt.
               ----------------

          (a) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of each Borrower to such Lender resulting from each Loan made by such Lender, including the date, amount, Tranche, Currency, Type, interest rate and duration of Interest Period of each Loan made by such Lender to a Borrower, and amounts of principal and interest payable and paid to such Lender from time to time hereunder.

          (b) The Administrative Agent shall maintain accounts in which it shall record (i) the name of the Applicable Borrower and amount of each Loan made hereunder, the Tranche, Currency and Type thereof and the interest rate and Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from each Applicable Borrower to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent from any Applicable Borrower hereunder for the account of the Lenders and each Lender's share thereof.

          (c)  The entries made in the accounts maintained pursuant to paragraph
(a) or (b) of this Section shall be prima facie evidence of the existence and amounts of the obligations recorded therein; provided that the failure of any Lender or the Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the obligation of any Applicable Borrower to repay its Loans in accordance with the terms of this Agreement.

          (d) Any Lender may request through the Administrative Agent that Loans made by it be evidenced by one or more promissory notes. In such event, the Applicable Borrower(s) shall prepare, execute and deliver to such Lender a promissory note payable to the order of such Lender in the form of Exhibit A-1 hereto (to evidence Tranche A-($) Loans), Exhibit A-2 hereto (to evidence Tranche A-(MC) Loans), Exhibit A-3 hereto (to evidence Tranche B-($) Loans), Exhibit A-4 hereto (to evidence Tranche B-(MC) Loans) or Exhibit A-5 hereto (to evidence Money Market Loans), as such Lender may request. Each Syndicated Note shall be dated the date hereof, duly executed by the Applicable Borrower and payable to such Lender in a principal amount equal to the amount of its Commitment for the applicable Tranche as originally in effect and otherwise duly completed. Each Money Market Note shall be dated the date hereof, duly executed by the Applicable Borrower and payable to such Lender and otherwise duly completed.

          (e) No Lender shall be entitled to have its Notes substituted or exchanged for any reason, or subdivided for promissory notes of lesser denominations, except in connection with a permitted assignment of all or any portion of such Lender's Commitment, Loans and Notes pursuant to Section 11.06 hereof (and, if requested by any Lender, the Applicable Borrower agrees to so exchange any Note).

          2.09 Prepayments.
               -----------

          (a)  Optional Prepayments.  Subject to Section 4.04 hereof, each
               --------------------
Borrower


                               Credit Agreement
                               ----------------
shall have the right to prepay Syndicated Loans made to such Borrower at any time or from time to time, provided that: (i) such Borrower shall give the
                           --------
Administrative Agent notice of each such prepayment as provided in Section 4.05 hereof (and, upon the date specified in any such notice of prepayment, the amount to be prepaid shall become due and payable hereunder) and (ii) any prepayment of a Eurocurrency Loan on a day other than the last day of the Interest Period for such Loan shall be subject to the payment of any compensation payable under Section 5.05 hereof. Money Market Loans may not be prepaid.

          (b)  Currency Valuation.  In the event that any Applicable Borrower
               ------------------
selects an Interest Period of more than three months' duration for any borrowing of Tranche A-(MC) Loans or any borrowing of Tranche B-(MC) Loans, on each Currency Valuation Date (as defined below), the Administrative Agent shall determine the sum of the aggregate outstanding principal amount of all Tranche A-(MC) Loans and the aggregate principal amount of all Tranche B-(MC) Loans.
For purposes of this determination, the outstanding principal amount of any Loan that is denominated in any Alternative Currency shall be deemed to be the Dollar Equivalent of the amount in the Alternative Currency of such Loan, determined as of such Currency Valuation Date. Upon making such determination, the Administrative Agent shall promptly notify the Lenders and each Applicable Borrower thereof. If, on the date of such determination, such sum of the aggregate principal amount of all Tranche A-(MC) Loans exceeds 105% of the aggregate of the Tranche A-(MC) Commitments as then in effect, the Applicable Borrowers shall, if requested by the Majority Lenders (through the Administrative Agent), prepay outstanding Tranche A-(MC) Loans (ratably in accordance with the then outstanding aggregate principal amounts thereof) in such amounts as shall be necessary so that after giving effect thereto the aggregate outstanding principal amount of all Tranche A-(MC) Loans does not exceed the aggregate Tranche A-(MC) Commitments. If, on the date of such determination, the aggregate outstanding principal amount of all Tranche B-(MC) Loans exceeds 105% of the aggregate of the Tranche B-(MC) Commitments as then in effect, the Applicable Borrowers shall, if requested by the Majority Lenders (through the Administrative Agent), prepay outstanding Tranche B-(MC) Loans (ratably in accordance with the then outstanding aggregate principal amounts thereof) in such amounts as shall be necessary so that after giving effect thereto the aggregate outstanding principal amount of all Tranche B-(MC) Loans does not exceed the aggregate Tranche B-(MC) Commitments. Any such payment shall be accompanied by accrued interest thereon as provided in Section 3.02 hereof and by any amounts payable under Section 5.05 hereof.

          For purposes of this Section 2.09(b), "Currency Valuation Date" shall
                                                 -----------------------
mean, with respect to each Interest Period having an initial duration of more than three months for any borrowing of Tranche A-(MC) Loans or for any borrowing of Tranche B-(MC) Loans, each date which occurs at intervals of three months after the first day of such Interest Period (or, if any such date is not a Business Day, the immediately preceding Business Day).

          2.10 Extension of Commitment Termination Date.
               ----------------------------------------

          (a) The Applicable Borrowers may, by notice to the Administrative Agent (which shall promptly deliver a copy to each of the Lenders) given not less than 60 days and not


                               Credit Agreement
                               ----------------
more than 90 days prior to any of the first, second and third anniversaries of the date of this Agreement, request that the Lenders extend the Commitment Termination Date then in effect for any Tranche (the "Existing Commitment
                                                      -------------------
Termination Date") to the date one year following the Existing Commitment
----------------
Termination Date; provided that in no event may (i) the Applicable Borrowers
                  --------
request more than three such extensions with respect to any Tranche, (ii) the Applicable Borrowers request more than one extension for any Tranche with respect to any such anniversary date and (iii) any such extension be effected with respect to any Tranche unless such request shall be made by each Applicable Borrower under such Tranche. Each Lender, acting in its sole discretion, shall, by notice to the Applicable Borrowers and the Administrative Agent given not later than the date 30 days prior to the relevant anniversary of the date of this Agreement with respect to which such extension was requested (the "Consent
                                                                        -------
Date"), advise the Applicable Borrowers whether or not such Lender agrees to
----
such extension; provided that (i) the election of any Lender to agree to such
                --------
extension shall not obligate any other Lender to agree to such extension, (ii) any such notice, once given, shall be revocable until the Consent Date and (iii) any Lender under any Tranche that is a Non-Extending Lender (as defined below) with respect to an extension request made under such Tranche with respect to any anniversary of the date of this Agreement may not agree (other than with respect to a Commitment acquired from another Lender after the Consent Date) to an extension request made under such Tranche with respect to a subsequent anniversary of the date of this Agreement.

          (b) If, on the Consent Date, the Administrative Agent shall have received from Lenders under the applicable Tranche holding Commitments under such Tranche in an aggregate amount more than 50% of the aggregate amount of the Commitments under such Tranche notices (which have not been revoked) agreeing to extend the Existing Commitment Termination Date as provided in Section 2.10(a) hereof, then, effective as of the Consent Date, the Existing Commitment Termination Date shall be extended to the date one year following the Existing Commitment Termination Date; provided that (i) if the Administrative Agent shall
                             --------
not have received such notices, the Existing Commitment Termination Date shall remain unchanged and (ii) the Commitment of any Lender (a "Non-Extending
                                                           -------------
Lender") that notified the Administrative Agent that such Lender elected not to agree to extend the Existing Commitment Termination Date as provided in Section 2.10(a) hereof or that failed to deliver a notice to the Administrative Agent agreeing to such an extension (or that revoked any such notice of agreement prior to the Consent Date and thereafter failed to deliver another such notice) shall terminate on the Existing Commitment Termination Date.

          (c)  The Applicable Borrowers, acting jointly, shall have the right at any time after the Consent Date but prior to the date as of which the Commitment of a Non-Extending Lender terminates to replace such Non-Extending Lender with one or more other banks or other lenders (which may include any other Lender, each a "Replacement Lender") with the approval (in the case of a
                      ------------------
Replacement Lender that is not already a Lender) of the Administrative Agent (which approval shall not be unreasonably withheld or delayed), each of which Replacement Lender(s) shall have entered into an agreement in form and substance satisfactory to the Applicable Borrowers and the Administrative Agent pursuant to which such Replacement Lender(s) shall (i) assume all or any portion of the Commitment(s) of the Non-Extending Lender


                               Credit Agreement
                               ----------------
as if such Non-Extending Lender had agreed to any extension of the Commitment Termination Date previously effected pursuant to Section 2.10(b) hereof (and, if any such Replacement Lender is a Lender, its Commitment shall be in addition to such Lender's Commitment hereunder on such date) and (ii) purchase all of such Non-Extending Lender's Loans hereunder for consideration equal to the aggregate outstanding principal amount of such Non-Extending Lender's Loans, together with interest thereon to the date of such purchase, and satisfactory arrangements are made for payment to such Non-Extending Lender of all other amounts payable hereunder to such Non-Extending Lender on or prior to the date of such transfer (including any fees accrued hereunder and any amounts that would be payable under Section 5.05 hereof as if all of such Non-Extending Lender's Loans were being prepaid in full on such date). Without prejudice to the survival of any other agreement of the Borrowers hereunder, the agreements of the Borrowers contained in Sections 2.12, 5.01, 5.06, 11.03 and 11.13 hereof (without duplication of any payments made to such Non-Extending Lender by the Borrowers or the Replacement Lender) shall survive for the benefit of such Non-Extending Lender under this Section 2.10 with respect to the time prior to such replacement. The right of the Applicable Borrowers to replace a Non-Extending Lender with a Replacement Lender is subject to the requirement that, immediately after giving effect to such replacement, no Lender under any Tranche shall hold a Commitment under such Tranche in an aggregate amount exceeding 25% of the aggregate amount of the Commitments under such Tranche.

          (d) Any extension of the Existing Commitment Termination Date pursuant to this Section 2.10 shall be effective only if:

          (i) no Default shall have occurred and be continuing on the date of the notice requesting such extension and the Consent Date; and

          (ii) each of the representations and warranties made by COB in Section 7 hereof (other than the Excluded Representations, but, if such extension relates to the Tranche B-($) Commitment Termination Date or the Tranche B-
     (MC) Commitment Termination Date, including the representations and warranties made by COFC in Section 7 hereof, other than the Excluded Representations) shall be true and correct in all material respects on and as of the date of the notice requesting such extension and the Consent Date with the same force and effect as if made on and as of each such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date).

Each notice requesting an extension of the Existing Commitment Termination Date pursuant to this Section 2.10 shall constitute a certification to the effect set forth in the preceding sentence (both as of the date of such notice and the Consent Date).

          2.11 Increases in Commitments.
               ------------------------

          (a) The Applicable Borrowers, acting jointly, shall have the right at any time on or after the first anniversary of the date of this Agreement to increase the aggregate amount of


                               Credit Agreement
                               ----------------
the Commitments hereunder to an amount not to exceed $1,500,000,000 by causing one or more banks or other financial institutions, which may include any Lender already party to this Agreement, to become a "Lender" party to this Agreement or (in the case of any Lender already party to this Agreement) to increase the amount of such Lender's Commitment; provided that (i) the addition of any bank
                                    --------
or other financial institution to this Agreement that is not already a Lender shall be subject to the consent of the Administrative Agent (which consent shall not be unreasonably withheld or delayed) and (ii) the Commitment of any bank or other financial institution becoming a "Lender" party to this Agreement, and any increase in the amount of the Commitment of any Lender already party to this Agreement, shall be in an amount equal to an integral multiple of $1,000,000 and not less than $10,000,000.

          (b) Any increase in the aggregate amount of the Commitments pursuant to Section 2.11(a) hereof shall be effective only upon the execution and delivery to the Applicable Borrowers and the Administrative Agent of a commitment increase letter in substantially the form of Exhibit I hereto (a "Commitment Increase Letter"), which Commitment Increase Letter shall be
 --------------------------
delivered to the Administrative Agent not less than five Business Days prior to the Commitment Increase Date and shall specify (i) the amount and Tranche of the Commitment of any bank or other financial institution becoming a "Lender" party to this Agreement or of any increase in the amount of the Commitment under any Tranche of any Lender already party to this Agreement and (ii) the date such increase is to become effective (the "Commitment Increase Date").
                                      ------------------------

          (c) Any increase in the aggregate amount of the Commitments pursuant to this Section 2.11 shall not be effective unless:

          (i) no Default shall have occurred and be continuing on the Commitment Increase Date;

          (ii)  each of the representations and warranties made by COB in
     Section 7 hereof (other than the Excluded Representations, but, if such increase relates to the aggregate amount of the Tranche B-($) Commitments or the Tranche B-(MC) Commitments, including the representations and warranties made by COFC in Section 7 hereof, other than the Excluded Representations) shall be true and correct in all material respects on and as of the Commitment Increase Date with the same force and effect as if made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date);

          (iii) no notice of borrowing of Syndicated Loans under any Tranche affected by such increase in the aggregate amount of the Commitments shall have been given, in each case, on and as of such Commitment Increase Date;

          (iv) such increase in the aggregate amount of the Commitments does not cause any Lender under any Tranche to hold a Commitment under such Tranche in an aggregate amount exceeding 25% of the aggregate amount of the Commitments under


                               Credit Agreement
                               ----------------
     such Tranche;

          (v) immediately after giving effect to such increase, the aggregate amount of Tranche A-($) Commitments plus Tranche A-(MC) Commitments shall not exceed $900,000,000;

          (vi) immediately after giving effect to such increase, the aggregate amount of Tranche B-($) Commitments plus Tranche B-(MC) Commitments shall not exceed $600,000,000; and

          (vii) the Administrative Agent shall have received (with sufficient copies for each of the Lenders) each of (x) a certificate of the corporate secretary or assistant secretary of the Applicable Borrowers as to the taking of any corporate action necessary in connection with such increase and (y) an opinion or opinions of counsel to the Applicable Borrowers as to their corporate power and authority to borrow hereunder after giving effect to such increase.

Each notice requesting an increase in the aggregate amount of the Commitments pursuant to this Section 2.11 shall constitute a certification to the effect set forth in clauses (i) and (ii) of the preceding sentence.

          (d) No Lender shall at any time be required to agree to a request of a Borrower to increase its Commitment or obligations hereunder.

          2.12 Undertaking of COB. COB hereby agrees with each Lender and the
               ------------------
Administrative Agent as follows:

          (a)  Undertaking to Pay.  At the request of FSB, and for account of
                ------------------
FSB as provided in Section 2.12(d) hereof, COB hereby irrevocably undertakes in favor of the Administrative Agent that COB will honor the Administrative Agent's sight drafts drawn on COB and payable to the order of the Administrative Agent upon presentation of such drafts to COB at the address to which notices are deliverable to COB under Section 11.02 hereof accompanied by a written certification referred to below (such undertaking to honor such drafts being herein called, the "Undertaking"). Each draft must be accompanied by written
                    -----------
certification of the Administrative Agent in the form of Exhibit J to this Agreement. Each draft drawn under and in compliance with the Undertaking will be duly honored by COB forthwith upon presentation by paying the amount of such draft to the Administrative Agent at the Administrative Agent's Account in the manner specified in Section 4.01 hereof.

          (b)  Amount Available.  The aggregate amount available to be drawn
               ----------------
under this Section 2.12 shall be equal to (i) the aggregate amount of Commitments hereunder plus (ii) interest (computed on the basis of a year of 360
                      ----
days) that would accrue on such aggregate amount for a period of 360 days at a rate per annum equal to 12%. Partial and multiple drawings under this Section
2.12 are permitted. The Undertaking shall expire on the date 100 days following the latest Commitment Termination Date, as the same may be extended from time to


                               Credit Agreement
                               ----------------
time.

          (c)  Certain Terms and Conditions.  All charges and commissions
               ----------------------------
incurred by COB in connection with the issuance or administration of the Undertaking (including any drawing in respect of the Undertaking) shall be for account of FSB. This Section 2.12 sets forth in full the terms of the Undertaking, and the Undertaking shall not in any way be amended, modified, amplified or limited by reference to any other Section or provision of this Agreement or any document, instrument or agreement referred to herein, and any such reference shall not be deemed to incorporate in this Section 2.12 by reference any document, instrument or agreement. The obligations of COB in respect of the Undertaking are independent of any of the obligations of any other party to this Agreement and of any obligations of COB under any other Section or provision of this Agreement (and accordingly the Undertaking is intended to be both a "credit" and a "letter of credit" within the meaning of
Article 5 of the New York Uniform Commercial Code), and the entitlement of the Administrative Agent to draw under the Undertaking is subject only to compliance by the Administrative Agent with the express conditions to drawing set forth in this Section 2.12. The Undertaking may not be assigned or transferred other than to a successor Administrative Agent appointed in accordance with Section
10.08 hereof.

          (d)  Reimbursement.  FSB agrees to reimburse COB for any drawing by
               -------------
the Administrative Agent under the Undertaking, without notice or demand of any kind, not later than 1:00 p.m. (New York time) on the Business Day following such drawing, in an amount equal to the amount of such drawing. COB hereby agrees that until the payment and satisfaction in full of the principal of and interest on the Loans made by the Lenders to, and any Notes held by each Lender of, FSB and all other amounts from time to time owing to the Lenders or the Administrative Agent by FSB hereunder and under any Notes and the expiration or termination of the Commitments COB shall not exercise any right or remedy to collect any amount owing by FSB to COB under this Section 2.12(d).

          (e)  UCP.  The Undertaking is subject to the Uniform Customs and
               ---
Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500 (the "UCP"). In the event of any conflict between
                                   ---
the law of the State of New York (which, pursuant to Section 11.10 hereof, governs this Agreement) and the UCP, the UCP shall control. Notwithstanding
Article 17 of the UCP, if the Undertaking expires during an interruption of business as described in said Article 17, COB shall effect payment if the Undertaking is drawn against within 30 days after the resumption of business.

          (f)  Distribution of Proceeds of Drawing.  Each payment received by
               -----------------------------------
the Administrative Agent in connection with any drawing under the Undertaking shall be promptly applied by the Administrative Agent to the obligations of FSB in respect of which such drawing was made.


          SECTION 3.  Payments of Principal and Interest.
                      ----------------------------------


                               Credit Agreement
                               ----------------

          3.01 Repayment of Loans. Each Borrower hereby promises to pay to the
               ------------------
Administrative Agent for account of each Lender the principal of each Loan made by such Lender to such Borrower, and each such Loan shall mature, on the last day of the Interest Period therefor.

          3.02 Interest. Each Borrower hereby promises to pay to the
               --------
Administrative Agent for account of each Lender interest on the unpaid principal amount of each Loan made by such Lender to such Borrower for the period from and including the date of such Loan to but excluding the date such Loan shall be paid in full, at the following rates per annum:

          (a) if such Loan is a Base Rate Loan, the Base Rate (as in effect from time to time) plus the Applicable Margin;
                        ----

          (b) if such Loan is a Eurocurrency Loan, the Eurocurrency Rate for such Loan for the Interest Period therefor plus the Applicable Margin;
                                                ----

          (c) if such Loan is a LIBOR Market Loan, the Eurocurrency Rate for such Loan for the Interest Period therefor plus (or minus) the LIBO
                                                ----     -----
     Margin quoted by the Lender making such Loan in accordance with Section
     2.03 hereof; and

          (d) if such Loan is a Set Rate Loan, the Set Rate for such Loan for the Interest Period therefor quoted by the Lender making such Loan in accordance with Section 2.03 hereof.

          Notwithstanding the foregoing, each Borrower hereby promises to pay to the Administrative Agent for account of each relevant Lender interest at the applicable Post-Default Rate on any principal of any Loan made by such Lender to such Borrower, and on any other amount payable by such Borrower to or for account of such Lender hereunder or under any Notes, that shall not be paid in full when due (whether at stated maturity, by acceleration, by mandatory prepayment or otherwise), for the period from and including the due date thereof to but excluding the date the same is paid in full. Accrued interest on each Loan shall be payable (i) on the last day of the Interest Period therefor and, if such Interest Period is longer than 90 days (in the case of a Set Rate Loan) or three months (in the case of a Eurocurrency Loan or a LIBOR Market Loan), at 90-day or three-month intervals, respectively, following the first day of such Interest Period, and (ii) in the case of any Loan, upon the payment or prepayment thereof (but only on the principal amount so paid or prepaid), except that interest payable at the Post-Default Rate shall be payable from time to time on demand. Promptly after the determination of any interest rate provided for herein or any change therein, the Administrative Agent shall give notice thereof to the Lenders to which such interest is payable and to the Applicable Borrower.

          SECTION 4.  Payments; Pro Rata Treatment; Computations; Etc.
                      -----------------------------------------------

          4.01 Payments.
               --------


                               Credit Agreement
                               ----------------

          (a) Except to the extent otherwise provided herein, all payments of principal of and interest on any Loan and of all other amounts to be made by a Borrower under this Agreement and any Notes shall be made in the Currency in which such Loan or other amount is denominated, in immediately available funds, without deduction, set-off or counterclaim, to the Administrative Agent at the Administrative Agent's Account for the Currency in which such Loan or other amount is denominated, not later than 1:00 p.m. Local Time on the date on which such payment shall become due (each such payment made after such time on such due date to be deemed to have been made on the next succeeding Business Day), provided that if a new Loan is to be made to a Borrower under any Tranche by any
--------
Lender on a date on which such Borrower is to repay any principal of an outstanding Loan of such Lender under such Tranche and in the same Currency, such Lender shall apply the proceeds of such new Loan to the payment of the principal to be repaid and only an amount equal to the difference between the principal to be borrowed and the principal to be repaid shall be made available by such Lender to the Administrative Agent as provided in Section 2.02 hereof or paid by the Applicable Borrower to the Administrative Agent pursuant to this
Section 4.01, as the case may be. All amounts owing under this Agreement and any Notes (other than principal of and interest on Loans denominated in an Alternative Currency) are denominated and payable in Dollars.

          (b) Any Lender for whose account any such payment is to be made may (but shall not be obligated to) debit the amount of any such payment that is not made by such time to any ordinary deposit account of the Borrower obligated to make such payment with such Lender (with notice to such Borrower and the Administrative Agent), provided that such Lender's failure to give such notice
                       --------
shall not affect the validity thereof.

          (c) Each Borrower shall, at the time of making each payment under this Agreement or any Note for account of any Lender, specify to the Administrative Agent (which shall so notify the intended recipient(s) thereof) the Loans or other amounts payable by such Borrower hereunder to which such payment is to be applied (and in the event that such Borrower fails to so specify, or if an Event of Default has occurred and is continuing, the Administrative Agent may distribute such payment to the Lenders for application in such manner as it or the Requisite Lenders (with respect to COB or FSB as Borrower) or Majority Tranche B Lenders (with respect to COFC as Borrower), subject to Section 4.02 hereof, may determine to be appropriate).

          (d) Each payment received by the Administrative Agent under this Agreement or any Note for account of any Lender shall be paid by the Administrative Agent promptly to such Lender, in like Currency and immediately available funds, for account of such Lender's Applicable Lending Office for the Loan or other obligation in respect of which such payment is made.

          (e) If the due date of any payment under this Agreement or any Note would otherwise fall on a day that is not a Business Day, such date shall be extended to the next succeeding Business Day, and interest shall be payable for any principal so extended for the period of such extension.



                               Credit Agreement
                               ----------------

          4.02 Pro Rata Treatment. Except to the extent otherwise provided
               ------------------
herein:

          (a) each borrowing under Section 2.01 hereof of Syndicated Loans of a particular Tranche from the Lenders holding Commitments under such Tranche shall be made from such Lenders, each payment under Section 2.05(a) hereof of facility fee to the Lenders under such Tranche (allocated between the Borrowers in accordance with the last two sentences of Section 2.05(a) hereof), and each termination or reduction under Section 2.04 hereof of the Commitments under such Tranche shall be applied to the respective Commitments of the Lenders under such Tranche, pro rata according to the amounts of their respective Commitments under such Tranche;

          (b) except as otherwise provided in Section 5.04 hereof, Eurocurrency Loans under a particular Tranche having the same Interest Period shall be allocated among the Lenders under such Tranche pro rata according to the amounts of their respective Commitments under such Tranche;

          (c) each payment or prepayment of principal of Syndicated Loans under a Tranche, and each payment under Section 2.05 hereof of utilization fee to the Lenders under such Tranche, shall be made by a Borrower (allocated between the Borrowers in accordance with the last sentence of Section 2.05(b) hereof) for account of the Lenders under such Tranche pro rata according to the respective unpaid principal amounts of the Syndicated Loans of such Tranche owing by such Borrower held by such Lenders; and

          (d) each payment of interest on Syndicated Loans under a Tranche shall be made by a Borrower for account of the Lenders under such Tranche pro rata according to the amounts of interest on such Loans then due and payable by such Borrower to such Lenders.

          4.03 Computations. Interest on Money Market Loans and Eurocurrency
               ------------
Loans and facility and utilization fee shall be computed on the basis of a year of 360 days and actual days elapsed (including the first day but excluding the last day) occurring in the period for which payable, and interest on Base Rate Loans shall be computed on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed (including the first day but excluding the last day) occurring in the period for which payable. Notwithstanding the foregoing,
(a) for each day that the Base Rate is calculated by reference to the Federal Funds Rate, interest on Base Rate Loans shall be computed on the basis of a year of 360 days and actual days elapsed and (b) interest on Eurocurrency Loans denominated in Pounds Sterling shall be computed on the basis of a year of 365 or 366 days, as the case may be.

          4.04 Minimum Amounts. Except for prepayments made pursuant to Section
               ---------------
5.04 hereof, each borrowing and partial prepayment of principal of Loans (other than Money Market Loans) shall aggregate to an integral multiple of $1,000,000 and not less than $10,000,000 (borrowings or prepayments of Loans of different Types or, in the case of Eurocurrency Loans, having different Interest Periods at the same time hereunder to be deemed separate borrowings


                               Credit Agreement
                               ----------------
and prepayments for purposes of the foregoing, one for each Type or Interest Period), provided that (a) the aggregate principal amount of Eurocurrency Loans
         --------
under Tranche A-($) having the same Interest Period shall aggregate to an integral multiple of $1,000,000 and not less than $20,000,000, (b) the aggregate principal amount of Eurocurrency Loans under any of Tranche A-(MC), Tranche B- ($) and Tranche B-(MC) having the same Interest Period and denominated in the same Currency shall aggregate to an integral multiple of $1,000,000 and not less than $5,000,000 (or, in the case of Loans denominated in an Alternative Currency, the Foreign Currency Equivalent thereof (rounded to the nearest 1,000 units of such Alternative Currency)) and (c) if any Eurocurrency Loans would otherwise be in a lesser principal amount for any period, such Loans shall be Base Rate Loans during such period.

          4.05 Certain Notices. Except as otherwise provided in Section 2.03
               ---------------
hereof with respect to Money Market Loans, notices by a Borrower to the Administrative Agent of terminations or reductions of the Commitments and of borrowings and optional prepayments of Loans, of Tranches, Currencies and Types of Loans and of the duration of Interest Periods shall be irrevocable and shall be effective only if received by the Administrative Agent not later than 11:00 a.m. New York time on the number of Business Days prior to the date of the relevant termination, reduction, borrowing or prepayment or the first day of such Interest Period specified below:

                                                                  Number of
                          Type                               Business Days Prior
                          ----                               -------------------
          Termination or reduction of Commitments                     3

          Borrowing or prepayment of Base Rate Loans               same day

          Borrowing or prepayment of, or duration of                  3
          Interest Period for, Eurocurrency Loans
          denominated in Dollars

          Borrowing or prepayment of, or duration of                  4
          Interest Period for, Eurocurrency Loans
          denominated in an Agreed Alternative Currency

Each such notice of termination or reduction shall specify the amount and Tranche of the Commitments to be terminated or reduced. Each such notice of borrowing or optional prepayment shall be in substantially the form of Exhibit D hereto and shall specify the Loans to be borrowed or prepaid and the amount (subject to Section 4.04 hereof), Tranche, Currency (in the case of Tranche A-
(MC) Loans or Tranche B-(MC) Loans) and Type of each Loan to be borrowed or prepaid, the date of borrowing or optional prepayment (which shall be a Business
Day), the Interest Period of the Loans to be borrowed or prepaid and the identity of the Applicable Borrower; provided that any notice of borrowing given
                                     --------
by FSB shall also be signed by COB. The Administrative Agent shall promptly notify the affected Lenders of the contents of


                               Credit Agreement
                               ----------------
each such notice.

          4.06 Non-Receipt of Funds by the Administrative Agent. Unless the
               ------------------------------------------------
Administrative Agent shall have been notified by a Lender or a Borrower (the "Payor") prior to the date on which the Payor is to make payment to the
 -----
Administrative Agent of (in the case of a Lender) the proceeds of a Loan to be made by such Lender hereunder or (in the case of a Borrower) a payment to the Administrative Agent for account of one or more of the Lenders hereunder (such payment being herein called the "Required Payment"), which notice shall be
                                 ----------------
effective upon receipt, that the Payor does not intend to make the Required Payment to the Administrative Agent, the Administrative Agent may assume that the Required Payment has been made and may, in reliance upon such assumption (but shall not be required to), make the amount thereof available to the intended recipient(s) on such date; and, if the Payor has not in fact made the Required Payment to the Administrative Agent, the recipient(s) of such payment shall, on demand, repay to the Administrative Agent the amount so made available together with interest thereon in respect of each day during the period commencing on the date (the "Advance Date") such amount was so made available by
                             ------------
the Administrative Agent until the date the Administrative Agent recovers such amount at a rate per annum equal to the Federal Funds Rate for such day and, if such recipient(s) shall fail promptly to make such payment, the Administrative Agent shall be entitled to recover such amount, on demand, from the Payor, together with interest as aforesaid, provided that if neither the recipient(s)
                                     --------
nor the Payor shall return the Required Payment to the Administrative Agent within three Business Days of the Advance Date, then, retroactively to the Advance Date, the Payor and the recipient(s) shall each be obligated to pay interest on the Required Payment as follows:

          (i) if the Required Payment shall represent a payment to be made by a Borrower to the Lenders, such Borrower and the recipient(s) shall each be obligated retroactively to the Advance Date to pay interest in respect of the Required Payment at the Post-Default Rate (without duplication of the obligation of such Borrower under Section 3.02 hereof to pay interest on the Required Payment at the Post-Default Rate), it being understood that the return by the recipient(s) of the Required Payment to the Administrative Agent shall not limit such obligation of such Borrower under said Section 3.02 to pay interest at the Post-Default Rate in respect of the Required Payment; and

          (ii) if the Required Payment shall represent proceeds of a Loan to be made by the Lenders to a Borrower, the Payor and such Borrower shall each be obligated retroactively to the Advance Date to pay interest in respect of the Required Payment pursuant to whichever of the rates specified in
     Section 3.02 hereof is applicable to the Type of such Loan, it being understood that the return by such Borrower of the Required Payment to the Administrative Agent shall not limit any claim such Borrower may have against the Payor in respect of such Required Payment.

          4.07 Sharing of Payments, Etc.
               ------------------------


                               Credit Agreement
                               ----------------

          (a)  Each Borrower agrees that, in addition to (and without limitation of) any right of set-off, banker's lien or counterclaim a Lender may otherwise have, each Lender shall be entitled, at its option (to the fullest extent permitted by law), to set off and apply any deposit (general or special, time or demand, provisional or final), or other indebtedness, held by it for the credit or account of such Borrower at any of its offices, in Dollars or in any other currency, against any principal of or interest on any of such Lender's Loans to such Borrower or any other amount payable by such Borrower to such Lender hereunder, that is not paid when due (regardless of whether such deposit or other indebtedness is then due to such Borrower), in which case it shall promptly notify such Borrower and the Administrative Agent thereof, provided
                                                                    --------
that such Lender's failure to give such notice shall not affect the validity thereof.

          (b) If any Lender shall obtain from a Borrower payment of any principal of or interest on any Syndicated Loan under any Tranche owing to such Lender or payment of any other amount owing under this Agreement (other than in respect of Money Market Loans) through the exercise of any right of set-off, banker's lien or counterclaim or similar right or otherwise (other than from the Administrative Agent as provided herein), and, as a result of such payment, such Lender shall have received a greater percentage of the principal of or interest on the Syndicated Loans of such Tranche or such other amounts in respect of such Tranche due hereunder from such Borrower to such Lender than the percentage received by any other Lender under such Tranche, it shall promptly purchase from such other Lenders participations in (or, if and to the extent specified by such Lender, direct interests in) the Loans of such Tranche or such other amounts, respectively, owing to such other Lenders (or in interest due thereon, as the case may be) in such amounts, and make such other adjustments from time to time as shall be equitable, to the end that all the Lenders under such Tranche shall share the benefit of such excess payment (net of any expenses that may be incurred by such Lender in obtaining or preserving such excess payment) pro rata in accordance with the unpaid principal of and/or interest on the Loans of such Tranche or such other amounts, respectively, owing to each of the Lenders under such Tranche. To such end all the Lenders under such Tranche shall make appropriate adjustments among themselves (by the resale of participations sold or otherwise) if such payment is rescinded or must otherwise be restored.

          (c) The Borrower obligated in respect of such Loans or other amounts agrees that any Lender so purchasing such a participation (or direct interest) may exercise all rights of set-off, banker's lien, counterclaim or similar rights with respect to such participation as fully as if such Lender were a direct holder of Loans or other amounts (as the case may be) owing to such Lender in the amount of such participation.

          (d) Nothing contained herein shall require any Lender to exercise any such right or shall affect the right of any Lender to exercise, and retain the benefits of exercising, any such right with respect to any other indebtedness or obligation of a Borrower. If, under any applicable bankruptcy, insolvency or other similar law, any Lender receives a secured claim in lieu of a set-off to which this Section 4.07 applies, such Lender shall, to the extent practicable, exercise its rights in respect of such secured claim in a manner consistent with the rights of the Lenders entitled under this Section 4.07 to share in the benefits of any recovery on such secured


                               Credit Agreement
                               ----------------
claim.

          SECTION 5.  Yield Protection, Etc.
                      ----------------------

          5.01 Additional Costs.
               ----------------

          (a)  Each Borrower shall pay directly to each Lender from time to time such amounts as such Lender may determine to be necessary to compensate such Lender for any costs that such Lender determines are attributable to its making or maintaining of any Fixed Rate Loans owing by such Borrower or its obligation to make to such Borrower any Fixed Rate Loans hereunder, or any reduction in any amount receivable by such Lender hereunder in respect of any of such Loans or such obligation (such increases in costs and reductions in amounts receivable being herein called "Additional Costs"), resulting from any
                                ----------------
Regulatory Change (including without limitation, the introduction of, changeover to or operation of the Euro in a Participating Member State) that:

          (i) shall subject any Lender (or its Applicable Lending Office for any of such Loans) to any tax, duty or other charge in respect of such Loans or (if any) its Notes or changes the basis of taxation of any amounts payable to such Lender under this Agreement or (if any) its Notes in respect of any of such Loans (excluding changes in the rate of tax on the overall net income of such Lender or of such Applicable Lending Office by the jurisdiction in which such Lender has its principal office or such Applicable Lending Office); or

          (ii) imposes or modifies any reserve, special deposit or similar requirements (other than, in the case of any Lender for any period as to which a Borrower is required to pay any amount under Section 5.01(d) hereof, the reserves against "Eurocurrency liabilities" under Regulation D referred to therein) relating to any extensions of credit or other assets of, or any deposits with or other liabilities of, such Lender (including, without limitation, any of such Loans or any deposits referred to in the definition of "Fixed Base Rate" in Section 1.01 hereof), or any commitment of such Lender (including, without limitation, the Commitment(s) of such Lender hereunder); or

          (iii) imposes any other condition affecting this Agreement or (if any) its Notes (or any of such extensions of credit or liabilities) or its Commitment(s).

If any Lender requests compensation from a Borrower under this Section 5.01(a), such Borrower may, by notice to such Lender (with a copy to the Administrative Agent), suspend the obligation of such Lender thereafter to make Eurocurrency Loans to such Borrower until the Regulatory Change giving rise to such request ceases to be in effect (in which case the provisions of Section 5.04 hereof shall be applicable), provided that such suspension shall not affect the right
                      --------
of such Lender to receive the compensation so requested.

          (b)  Without limiting the effect of the foregoing provisions of this
Section 5.01 (but without duplication), if any Lender shall have determined that any law or regulation or any


                               Credit Agreement
                               ----------------
interpretation, directive or request (whether or not having the force of law and whether or not failure to comply therewith would be unlawful) of any court or governmental or monetary authority, (i) following any Regulatory Change, (ii) in connection with the Euro becoming a currency in its own right in connection with EMU or (iii) implementing any risk-based capital guideline or other requirement (whether or not having the force of law and whether or not the failure to comply therewith would be unlawful) hereafter issued by any government or governmental or supervisory authority implementing at the national level the Basle Accord, has or would have the effect of reducing the rate of return on assets or equity of such Lender (or any Applicable Lending Office of such Lender or any bank holding company of which such Lender is a subsidiary) as a consequence of such Lender's Commitment to make or maintain Loans to a Borrower or Loans made to such Borrower to a level below that which such Lender (or any Applicable Lending Office or such bank holding company) could have achieved but for such law, regulation, interpretation, directive or request, then such Borrower shall pay directly to each Lender from time to time on request such amounts as such Lender may determine to be necessary to compensate such Lender (or, without duplication, such bank holding company) for such reduction.

          (c) Each Lender shall notify the relevant Borrower of any event occurring after the date hereof entitling such Lender to compensation from such Borrower under paragraph (a) or (b) of this Section 5.01 as promptly as practicable, but in any event within 45 days, after such Lender obtains actual knowledge thereof; provided that (i) if any Lender fails to give such notice
                   --------
within 45 days after it obtains actual knowledge of such an event, such Lender shall, with respect to compensation payable by such Borrower pursuant to this
Section 5.01 in respect of any costs resulting from such event, only be entitled to payment under this Section 5.01 for costs incurred from and after the date 45 days prior to the date that such Lender does give such notice and (ii) each Lender will designate a different Applicable Lending Office for the Loans of such Lender affected by such event if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the sole opinion of such Lender, be disadvantageous to such Lender, except that such Lender shall have no obligation to designate an Applicable Lending Office located in the United States of America. Each Lender will furnish to the relevant Borrower a certificate setting forth the basis and amount of each request by such Lender for compensation under paragraph (a) or (b) of this Section 5.01.
Determinations and allocations by any Lender for purposes of this Section 5.01 of the effect of any Regulatory Change pursuant to paragraph (a) of this Section 5.01, or of the effect of capital maintained pursuant to paragraph (b) of this
Section 5.01, on its costs or rate of return of maintaining Loans or its obligation to make Loans, or on amounts receivable by it in respect of Loans, and of the amounts required to compensate such Lender under this Section 5.01, shall be conclusive, provided that such determinations and allocations are made
                     --------
on a reasonable basis.

          (d) Without limiting the effect of the foregoing, the Applicable Borrower shall pay to each Lender on the last day of the Interest Period therefor so long as such Lender is maintaining reserves against "Eurocurrency liabilities" under Regulation D (or, unless the provisions of paragraph (b) above are applicable, so long as such Lender is, by reason of any Regulatory Change, maintaining reserves against any other category of liabilities that includes


                               Credit Agreement
                               ----------------
deposits by reference to which the interest rate on Fixed Rate Loans is determined as provided in this Agreement or against any category of extensions of credit or other assets of such Lender that includes any Fixed Rate Loans) an additional amount (determined by such Lender and notified to such Borrower through the Administrative Agent) equal to the product of the following for each Fixed Rate Loan for each day during such Interest Period:

          (i) the principal amount of such Fixed Rate Loan outstanding on such day; and

          (ii) the remainder of (x) a fraction the numerator of which is the rate (expressed as a decimal) at which interest accrues on such Fixed Rate Loan for such Interest Period as provided in this Agreement (less the Applicable Margin) and the denominator of which is one minus the effective
                                                            -----
     rate (expressed as a decimal) at which such Reserve Requirements are imposed on such Lender on such day minus (y) such numerator; and
                                        -----

          (iii) 1/360.

          5.02  Limitation on Types of Loans. Anything herein to the contrary
                ----------------------------
notwithstanding, if, on or prior to the determination of any Fixed Base Rate for any Interest Period:

          (a) the Administrative Agent determines, which determination shall be conclusive, that quotations of interest rates for the relevant deposits referred to in the definition of "Fixed Base Rate" in Section 1.01 hereof are not being provided in the relevant amounts or Currencies or for the relevant maturities for purposes of determining rates of interest for either Type of Fixed Rate Loans as provided herein; or

          (b) with respect to any Tranche, the Majority Tranche Lenders under such Tranche determine (or any Lender that has outstanding a Money Market Quote with respect to a LIBOR Market Loan determines), which determination shall be conclusive, and notify (or notifies, as the case may be) the Administrative Agent that the relevant rates of interest referred to in the definition of "Fixed Base Rate" in Section 1.01 hereof upon the basis of which the rate of interest for Eurocurrency Loans (or LIBOR Market Loans, as the case may be) in any Currency for such Interest Period under such Tranche is to be determined will not adequately and fairly reflect the cost to such Lenders (or to such quoting Lender) of making or maintaining Eurocurrency Loans (or LIBOR Market Loans, as the case may be) in such Currency for such Interest Period;

then the Administrative Agent shall give each affected Borrower and Lender prompt notice thereof and, so long as such condition remains in effect, the Lenders (or such quoting Lender) shall be under no obligation to make additional Eurocurrency Loans in such Currency, and such Lender shall no longer be obligated to make any LIBOR Market Loan in such Currency that it has offered to make.

          5.03  Illegality; Agreed Alternative Currencies.
                -----------------------------------------


                               Credit Agreement
                               ----------------

          (a) Notwithstanding any other provision of this Agreement, in the event that it becomes unlawful for any Lender or its Applicable Lending Office to honor its obligation to make or maintain Eurocurrency Loans or LIBOR Market Loans in any Currency hereunder (and, in the sole opinion of such Lender, the designation of a different Applicable Lending Office would either not avoid such unlawfulness or would be disadvantageous to such Lender), then such Lender shall promptly notify each affected Borrower thereof (with a copy to the Administrative Agent) and such Lender's obligation to make Eurocurrency Loans in such Currency shall be suspended until such time as such Lender may again make and maintain Eurocurrency Loans in such Currency (in which case the provisions of Section 5.04 hereof shall be applicable), and such Lender shall no longer be obligated to make any LIBOR Market Loan in such Currency that it has offered to make.

          (b) Notwithstanding any other provision of this Agreement, if (i) the Euro shall become a currency in its own right in connection with EMU and
(ii) with respect to either Tranche A-(MC) or Tranche B-(MC), the Majority Tranche Lenders under such Tranche determine, which determination shall be conclusive, and notify the Administrative Agent that such event shall require one or more Lenders to perform obligations that have become incapable of performance or the performance of which is fundamentally different in character than the nature of performance contemplated at the time of the execution and delivery of this Agreement, then no Lender under such Tranche shall thereafter be obligated to make any Syndicated Loan available in an Agreed Alternative Currency included in or converted into the Euro (and no Lender under such Tranche shall be obligated to make a LIBOR Market Loan in such Currency that it has offered to make).

          5.04 Treatment of Affected Loans. If the obligation of any Lender to
               ---------------------------
make Eurocurrency Loans in Dollars shall be suspended pursuant to Section 5.01 or 5.03 hereof, then, unless and until such Lender gives notice as provided below that the circumstances specified in Section 5.01 or 5.03 hereof that gave rise to such suspension no longer exist (which such Lender agrees to do promptly upon such circumstances ceasing to exist), all Loans that would otherwise be made by such Lender as Eurocurrency Loans in Dollars shall be made instead as Base Rate Loans. If the obligation of any Lender to make Eurocurrency Loans denominated in any Agreed Alternative Currency shall be suspended pursuant to
Section 5.01 or 5.03 hereof, then, unless and until such Lender gives notice as provided below that the circumstances specified in Section 5.01 or 5.03 hereof that gave rise to such suspension no longer exist (which such Lender agrees to do promptly upon such circumstances ceasing to exist), all Loans that would otherwise be made by such Lender as Eurocurrency Loans in such Agreed Alternative Currency shall, except as provided in the immediately preceding sentence, be made instead as Eurocurrency Loans denominated in Dollars.

          5.05  Compensation. Each Borrower shall pay to the Administrative
                ------------
Agent for account of each Lender, upon the request of such Lender through the Administrative Agent, such amount or amounts as shall be sufficient (in the reasonable opinion of such Lender) to compensate such Lender for any loss, cost or expense that such Lender determines is attributable to:


                               Credit Agreement
                               ----------------

          (a) any payment or mandatory or optional prepayment of a Fixed Rate Loan or a Set Rate Loan made by such Lender to such Borrower (which shall not include the return by a Borrower pursuant to Section 4.06 hereof of any Required Payment previously advanced to such Borrower by the Administrative Agent on behalf of a Lender) for any reason (including, without limitation, the acceleration of the Loans pursuant to Section 9 hereof) on a date other than the last day of the Interest Period for such Loan; or

          (b) any failure by such Borrower for any reason (including, without limitation, the failure of any of the conditions precedent specified in
     Section 6 hereof to be satisfied) to borrow a Fixed Rate Loan or a Set Rate Loan (with respect to which, in the case of a Money Market Loan, such Borrower has accepted a Money Market Quote) from such Lender on the date for such borrowing specified in the relevant notice of borrowing given pursuant to Section 2.02 or 2.03(b) hereof.

Such compensation shall be equal to an amount equal to the excess, if any, of
(i) the amount of interest that otherwise would have accrued on the principal amount so paid, prepaid or not borrowed for the period from the date of such payment, prepayment or failure to borrow to the last day of the then current Interest Period for such Loan (or, in the case of a failure to borrow, the Interest Period for such Loan that would have commenced on the date specified for such borrowing) at the Eurocurrency Rate for such Loan for such Interest Period over (ii) the amount of interest that otherwise would have accrued on such principal amount at a rate per annum equal to the interest component of the amount such Lender would have bid in the London interbank market (if such Loan is a Eurocurrency Loan or a LIBOR Market Loan) or the United States secondary certificate of deposit market (if such Loan is a Set Rate Loan) for deposits denominated in the relevant Currency of leading banks in amounts comparable to such principal amount and with maturities comparable to such period (as reasonably determined by such Lender). Any Lender requesting compensation pursuant to this Section 5.05 will furnish to the relevant Borrower a certificate setting forth its computation of the amount of such compensation, which certificate shall be conclusive as to the amount of such compensation provided that the computations made therein are made on a reasonable basis.

          5.06 U.S. Taxes.
               ----------

          (a) Each Borrower agrees to pay to each Lender that is not a U.S. Person such additional amounts as are necessary in order that the net payment of any amount due from such Borrower to such non-U.S. Person hereunder after deduction for or withholding in respect of any U.S. Taxes imposed with respect to such payment (or in lieu thereof, payment of such U.S. Taxes by such non-U.S. Person), will not be less than the amount stated herein to be then due and payable, provided that the foregoing obligation to pay such additional amounts
         --------
shall not apply:

          (i) to any payment to any Lender hereunder unless such Lender is, on the date hereof (or on the date it becomes a Lender hereunder as provided in Section 11.06(b)


                               Credit Agreement
                               ----------------
     hereof) and on the date of any change in the Applicable Lending Office of such Lender, either entitled to submit a Form 1001 (relating to such Lender and entitling it to a complete exemption from withholding on all interest to be received by it hereunder in respect of the Loans) or Form 4224 (relating to all interest to be received by such Lender hereunder in respect of the Loans), or

          (ii) to any U.S. Taxes imposed solely by reason of the failure by such non-U.S. Person to comply with applicable certification, information, documentation or other reporting requirements concerning the nationality, residence, identity or connections with the United States of America of such non-U.S. Person if such compliance is required by statute or regulation of the United States of America as a precondition to relief or exemption from such U.S. Taxes.

For the purposes of this Section 5.06(a), (A) "U.S. Person" shall mean a
                                               -----------
citizen, national or resident of the United States of America, a corporation, partnership or other entity created or organized in or under any laws of the United States of America or any State thereof, or any estate or trust that is subject to Federal income taxation regardless of the source of its income, (B) "U.S. Taxes" shall mean any present or future tax, assessment or other charge or
 ----------
levy imposed by or on behalf of the United States of America or any taxing authority thereof or therein, (C) "Form 1001" shall mean Form 1001 (Ownership,
                                   ---------
Exemption, or Reduced Rate Certificate) of the Department of the Treasury of the United States of America and (D) "Form 4224" shall mean Form 4224 (Exemption
                                  ---------
from Withholding of Tax on Income Effectively Connected with the Conduct of a Trade or Business in the United States) of the Department of the Treasury of the United States of America (or in relation to either such Form such successor and related forms as may from time to time be adopted by the relevant taxing authorities of the United States of America to document a claim to which such Form relates). Each of the Forms referred to in the foregoing clauses (C) and
(D) shall include such successor and related forms as may from time to time be adopted by the relevant taxing authorities of the United States of America to document a claim to which such Form relates.

          (b) Within 30 days after paying any amount to the Administrative Agent or any Lender from which it is required by law to make any deduction or withholding, and within 30 days after it is required by law to remit such deduction or withholding to any relevant taxing or other authority, the relevant Borrower shall deliver to the Administrative Agent for delivery to such non-U.S. Person evidence satisfactory to such Person of such deduction, withholding or payment (as the case may be).

          (c) If a Lender or an affiliate with whom such Lender files a consolidated tax return (or equivalent) subsequently receives the benefit in any country of a tax credit or an allowance resulting from U.S. Taxes with respect to which it has received a payment of an additional amount under this Section 5.07, such Lender will pay to the relevant Borrower such part of that benefit as in the opinion of such Lender will leave it (after such payment) in a position no more and no less favorable than it would have been in if no additional payment had been required to be paid, provided always that (i) such Lender will be the sole judge of the


                               Credit Agreement
                               ----------------
amount of any such benefit and of the date on which it is received, (ii) such Lender will have the absolute discretion as to the order and manner in which it employs or claims tax credits and allowances available to it and (iii) such Lender will not be obliged to disclose to any Borrower any information regarding its tax affairs or tax computations.

          5.07  Replacement of Lenders. If any Lender requests compensation
                ----------------------
pursuant to Section 5.01 or 5.06 hereof, or any Lender's obligation to make Loans of any Type or in any Currency shall be suspended pursuant to Section 5.01 or 5.03 hereof, or any Lender becomes a Defaulting Lender pursuant to Section
11.04 hereof (any such Lender requesting such compensation, or whose obligations are so suspended, or that becomes and remains a Defaulting Lender, being herein called a "Subject Lender"), the Borrowers, upon three Business Days notice, may
          -------------
(jointly but not severally) require that such Subject Lender transfer all of its right, title and interest under this Agreement and such Subject Lender's Notes to any bank or other financial institution (a "Proposed Lender") identified by
                                               ---------------
the Borrowers that is satisfactory to the Administrative Agent (i) if such Proposed Lender agrees to assume all of the obligations of such Subject Lender hereunder, and to purchase all of such Subject Lender's Loans hereunder for consideration equal to the aggregate outstanding principal amount of such Subject Lender's Loans, together with interest thereon to the date of such purchase, and satisfactory arrangements are made for payment to such Subject Lender of all other amounts payable hereunder to such Subject Lender on or prior to the date of such transfer (including any fees accrued hereunder and any amounts that would be payable under Section 5.05 hereof as if all of such Subject Lender's Loans were being prepaid in full on such date) and (ii) if such Subject Lender has requested compensation pursuant to Section 5.01 or 5.06 hereof, such Proposed Lender's aggregate requested compensation, if any, pursuant to said Section 5.01 or 5.06 with respect to such Subject Lender's Loans is lower than that of the Subject Lender. Subject to the provisions of
Section 11.06(b) hereof, such Proposed Lender shall be a "Lender" for all purposes hereunder. Without prejudice to the survival of any other agreement of the Borrowers hereunder, the agreements of the Borrowers contained in Sections 2.12, 5.01, 5.06, 11.03 and 11.13 hereof (without duplication of any payments made to such Subject Lender by the Borrowers or the Proposed Lender) shall survive for the benefit of such Subject Lender under this Section 5.07 with respect to the time prior to such replacement.

          SECTION 6.  Conditions Precedent.
                      --------------------

          6.01  Conditions to Effectiveness. The effectiveness of the amendment
                ---------------------------
and restatement of the Existing Credit Agreement provided for hereby as of the Restatement Effective Date is subject to the conditions precedent that the Administrative Agent shall have received the following documents (with, in the case of clauses (a), (b), (c), (d), (e) and (h) below, sufficient copies for each Lender), each of which shall be satisfactory to the Administrative Agent and special New York counsel to Chase in form and substance:

          (a)   Corporate Documents.  Certified copies of the charter and
                -------------------
     by-laws (or equivalent documents) of each Borrower and of all corporate authority for each Borrower


                               Credit Agreement
                               ----------------

     (including, without limitation, board of director resolutions and evidence of the incumbency, including specimen signatures, of officers) with respect to the execution, delivery and performance of the Basic Documents and each other document to be delivered by such Borrower from time to time in connection herewith and the Loans hereunder (and the Administrative Agent and each Lender may conclusively rely on such certificate until it receives notice in writing from the relevant Borrower to the contrary).

          (b)   Officer's Certificate.  A certificate of a senior officer
                ---------------------
     of each Borrower, dated the Restatement Effective Date, to the effect that, after giving effect to any borrowing of Loans to be made on the Restatement Effective Date, (i) no Default shall have occurred and be continuing and
     (ii) the representations and warranties made by the Borrowers in Section 7 hereof (including the last sentence of Section 7.02 hereof and in Section
     7.03 hereof) shall be true and complete on and as of the Restatement Effective Date with the same force and effect as if made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date).

          (c)   Opinion of Counsel to the Borrowers.  An opinion, dated the
                -----------------------------------
     Restatement Effective Date, of McGuire, Woods, Battle & Boothe, special counsel to the Borrowers, substantially in the form of Exhibit B-1 hereto and covering such other matters as the Administrative Agent may reasonably request (and the Borrowers hereby instruct such counsel to deliver such opinion to the Lenders and the Administrative Agent).

          (d)   Opinion of Counsel to the Borrowers.  An opinion, dated the
                -----------------------------------
     Restatement Effective Date, of John G. Finneran, Jr., Esq., counsel to the Borrowers, substantially in the form of Exhibit B-2 hereto and covering such other matters as the Administrative Agent may reasonably request (and the Borrowers hereby instruct such counsel to deliver such opinion to the Lenders and the Administrative Agent).

          (e)   Opinion of Special New York Counsel to Chase.  An opinion,
                --------------------------------------------
     dated the Restatement Effective Date, of Milbank, Tweed, Hadley & McCloy LLP, special New York counsel to Chase, substantially in the form of Exhibit C hereto (and Chase hereby instructs such counsel to deliver such opinion to the Lenders).

          (f)   Notes.  If applicable, any Notes, duly completed and executed
                -----
     for each Lender requesting such Notes.

          (g)   Other Documents. Such other documents as the Administrative
                ---------------
     Agent or special New York counsel to Chase may reasonably request.

The effectiveness of the obligations of any Lender hereunder is also subject to the payment by the Borrowers of such fees as the Borrowers shall have agreed to pay or deliver to any Lender or the Administrative Agent in connection herewith, including, without limitation, the reasonable fees and expenses of Milbank, Tweed, Hadley & McCloy LLP, special New York counsel to Chase, in connection with the negotiation, preparation, execution and delivery of this Agreement


                               Credit Agreement
                               ----------------
and any Notes (to the extent that statements for such fees and expenses have been delivered to the Borrowers, and subject to the limitations referred to in
Section 11.03(a)(i) hereof).

          6.02  Initial and Subsequent Loans. The obligation of any Lender to
                ----------------------------
make any Loan (including any Money Market Loan) to a Borrower upon the occasion of each borrowing hereunder is subject to the further conditions precedent that:

          (a) in the case of a Syndicated Loan, the Applicable Borrower shall have given notice of such borrowing by delivery of a Notice of Borrowing in substantially the form of Exhibit D hereto to the Administrative Agent;

          (b) in the case of a Money Market Loan, the Applicable Borrower shall have requested that the Lenders make offers to make Money Market Loans by delivery of a Money Market Quote Request in substantially the form of Exhibit E hereto to the Administrative Agent; and

          (c) both immediately prior to the making of such Loan and also after giving effect thereto and to the intended use thereof, but only if such borrowing will increase the outstanding aggregate principal amount of the Loans under any Tranche owing by such Borrower to any Lender hereunder:

                (i)   no Default shall have occurred and be continuing; and

                (ii) the representations and warranties made by such Borrower in Section 7 hereof (other than the Excluded Representations, but, if such borrowing will increase the outstanding aggregate principal amount of the Loans under any Tranche owing by COFC to any Lender hereunder, including the representations and warranties made by each Borrower in Section 7 hereof, other than the Excluded Representations) shall be true and complete on and as of the date of the making of such Loan with the same force and effect as if made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date).

          SECTION 7.  Representations and Warranties. Each Borrower represents
                      ------------------------------
and warrants to the Administrative Agent and the Lenders that:

          7.01  Corporate Existence. Each of such Borrower and its Subsidiaries:
                -------------------
(a) is a corporation, partnership or other entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization; (b) has all requisite corporate or other power, and has all material governmental licenses, authorizations, consents and approvals necessary to own its assets and carry on its business as now being conducted; and (c) is qualified to do business and is in good standing in all jurisdictions in which the nature of the business conducted by it makes such qualification necessary and where failure so to qualify could (either individually or in the aggregate) have a Material Adverse Effect. COB is a member in good


                               Credit Agreement
                               ----------------
standing with the Federal Reserve System, and COB's deposit accounts are insured by the Federal Deposit Insurance Corporation, and no proceedings for the termination or revocation of such insurance are pending or, to the knowledge of any Borrower, threatened.

          7.02  Financial Condition. COFC has heretofore furnished to each of
                -------------------
the Lenders a consolidated balance sheet of COFC and its Subsidiaries as at December 31, 1998 and the related consolidated statements of income, changes in stockholders'/division equity and cash flows of COFC and its Subsidiaries for the fiscal year ended on said date, with the opinion thereon of Ernst & Young LLP, and the unaudited consolidated balance sheet of COFC and its Subsidiaries as at March 31, 1999 and the related consolidated statements of income, changes in stockholders'/division equity and cash flows of COFC and its Subsidiaries for the three-month period ended on such date. All such financial statements present fairly, in all material respects, the consolidated financial condition of COFC and its Subsidiaries as at said dates and the consolidated results of their operations and their cash flows for the fiscal year and three-month period, respectively, ended on said dates (subject, in the case of such financial statements as at March 31, 1999, to normal year-end audit adjustments), all in accordance with generally accepted accounting principles in the United States of America and practices applied on a consistent basis. Since December 31, 1998, there has been no material adverse change in the Property, business, operations, financial condition, prospects or capitalization of COFC and its Subsidiaries taken as a whole from that set forth in said financial statements as at said date.

          7.03  Litigation. Except as identified in Schedule 7.03 hereto, there
                ----------
are no legal or arbitral proceedings, or any proceedings by or before any governmental or regulatory authority or agency, now pending or (to the knowledge of any Borrower) threatened against or affecting COFC or any of its Subsidiaries as to which there is a reasonable possibility of an adverse determination that could (either individually or in the aggregate) have a Material Adverse Effect.

          7.04  No Breach. None of the execution and delivery of this Agreement
                ---------
and the Notes and the other Basic Documents, the consummation of the transactions herein contemplated or compliance with the terms and provisions hereof will conflict with or result in a breach of, or require any consent under, the charter or by-laws of any Borrower, or any applicable law or regulation, or any order, writ, injunction or decree of any court or governmental authority or agency, or any agreement or instrument to which COFC or any of its Subsidiaries is a party or by which any of them or any of their Property is bound or to which any of them is subject, or constitute a default under any such agreement or instrument, except for any such conflict, breach or default that, or consent that if not obtained, could not (either individually or in the aggregate) have a Material Adverse Effect and could not subject the Administrative Agent or any Lender to liability.

          7.05 Action. Each Borrower has all necessary corporate power,
               ------
authority and legal right to execute, deliver and perform its obligations under each of the Basic Documents to which it is a party and to consummate the transactions contemplated thereby; the execution, delivery and performance by each Borrower of each of the Basic Documents to which it is a

                               Credit Agreement
                               ----------------
party and the consummation of the transactions contemplated thereby have been duly authorized by all necessary corporate action on its part (including, without limitation, any required shareholder approvals); and this Agreement has been duly and validly executed and delivered by each Borrower and constitutes, and each of the other Basic Documents to which it is a party when executed and delivered for value will constitute, its legal, valid and binding obligation, enforceable against such Borrower in accordance with its terms, except as may be limited by (a) bankruptcy, insolvency, receivership, conservatorship, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors' rights and (b) such enforceability may be limited by the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

          7.06  Approvals. No authorizations, approvals or consents of, and no
                ---------
filings or registrations with, any governmental or regulatory authority or agency, or any securities exchange, are necessary for the execution, delivery or performance by any Borrower of this Agreement or any of the other Basic Documents to which any Borrower is a party or for the consummation of any the transactions contemplated hereby or thereby or for the legality, validity or enforceability hereof or thereof.

          7.07  Use of Credit. No part of the proceeds of the Loans hereunder
                -------------
will be used to buy or carry any Margin Stock.

          7.08  ERISA. Each Plan, and, to the knowledge of each Borrower, each
                -----
Multiemployer Plan, is in compliance in all material respects with, and has been administered in all material respects in compliance with, the applicable provisions of ERISA, the Code and the Age Discrimination in Employment Act, as amended, and no event or condition has occurred and is continuing as to which any Borrower would be under an obligation to furnish a report to the Lenders under Section 8.01(k) hereof.

          7.09  Taxes. COFC and its Subsidiaries are members of an affiliated
                -----
group of corporations filing consolidated returns for Federal income tax purposes, of which COFC is the "common parent" (within the meaning of Section 1504 of the Code) of such group. COFC and its Subsidiaries have filed all Federal income tax returns and all other material tax returns that are required to be filed by them and have paid all taxes due pursuant to such returns or pursuant to any assessment received by COFC or any of its Subsidiaries. The charges, accruals and reserves on the books of COFC and its Subsidiaries in respect of taxes and other governmental charges are, in the opinion of the Borrowers, adequate. No Borrower has given or been requested to give a waiver of the statute of limitations relating to the payment of any Federal, state, local and foreign taxes or other impositions.

          7.10  Investment Company Act. Neither COFC nor any of its Subsidiaries
                ----------------------
is an "investment company", or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended.

          7.11  Public Utility Holding Company Act. Neither COFC nor any of its
                ----------------------------------

                               Credit Agreement
                               ----------------

Subsidiaries is a "holding company", or an "affiliate" of a "holding company" or a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.

          7.12  Environmental Matters. Each of COFC and its Subsidiaries has
                ---------------------
obtained all environmental, health and safety permits, licenses and other authorizations required under all Environmental Laws to carry on its business as now being or as proposed to be conducted, except to the extent failure to have any such permit, license or authorization would not (either individually or in the aggregate) have a Material Adverse Effect. Each of such permits, licenses and authorizations is in full force and effect, and each of COFC and its Subsidiaries is in compliance with the terms and conditions thereof, and is also in compliance with all other limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules and timetables contained in any applicable Environmental Law or in any regulation, code, plan, order, decree, judgment, injunction, notice or demand letter issued, entered, promulgated or approved thereunder, except to the extent failure to comply therewith would not (either individually or in the aggregate) have a Material Adverse Effect.

          7.13  True and Complete Disclosure. The information, reports,
                ----------------------------
financial statements, exhibits and schedules furnished in writing by or on behalf of any Borrower to the Administrative Agent or any Lender in connection with the negotiation, preparation or delivery of this Agreement or included herein or delivered pursuant hereto, when taken as a whole, do not contain any untrue statement of material fact or omit to state any material fact necessary to make the statements herein or therein, in light of the circumstances under which they were made, not misleading. All written information furnished after the date hereof by or on behalf of any Borrower to the Administrative Agent and the Lenders in connection with this Agreement and the transactions contemplated hereby will be true, complete and accurate in every material respect, or (in the case of projections) based on reasonable estimates, on the date as of which such information is stated or certified.

          7.14  Year 2000. Each Borrower has (i) initiated a review and
                ---------
assessment of all areas within its and each of its Subsidiaries' business and operations that would be adversely affected by the "Year 2000 Problem" (that is, the risk that computer applications used by such Borrower or any of its Subsidiaries may be unable to recognize and perform properly date-sensitive functions involving certain dates prior to, in and following the year 2000),
(ii) developed a plan for addressing the Year 2000 Problem on a timely basis and
(iii) initiated implementation of that plan. Based on the foregoing, each Borrower believes that any reprogramming or replacements required to permit the


                               Credit Agreement
                               ----------------
proper functioning in and following the year 2000 of its computer systems and any necessary equipment of such Borrower containing embedded microchips and the testing of all such systems and equipment as so reprogrammed or replaced will be completed in a manner and to the extent that any failure by such Borrower to complete any such reprogramming, replacement or testing will not result in a Default or could not reasonably be expected to have a Material Adverse Effect.

Notwithstanding anything in this Section 7 to the contrary, neither COB nor FSB makes any representations or warranties under any of Sections 7.01, 7.04, 7.05, 7.06, 7.10, 7.11 and 7.12 as to COFC or any of its Subsidiaries (other than with respect to COB, FSB and/or any of their respective Subsidiaries).

          SECTION 8. Covenants. Each Borrower covenants and agrees with the
                     ---------
Lenders and the Administrative Agent that, so long as any Commitment or Loan is outstanding and until payment in full of all amounts payable by each Borrower hereunder:

          8.01  Financial Statements Etc. Each Borrower shall deliver or cause
                ------------------------
to be delivered or otherwise made available through electronic media (provided
                                                                      --------
that the Borrowers shall give prior written notice to each Lender of such availability) to each of the Lenders:

          (a) as soon as available and in any event within 60 days after the end of each of the first three quarterly fiscal periods of each fiscal year of COFC, consolidated statements of income, changes in stockholders'/division equity and cash flows of COFC and its Subsidiaries for such period and for the period from the beginning of the respective fiscal year to the end of such period, and the related consolidated balance sheet of COFC and its Subsidiaries as at the end of such period, setting forth in each case in comparative form the corresponding consolidated figures for the corresponding periods in the preceding fiscal year (except that, in the case of balance sheets, such comparison shall be to the last day of the prior fiscal year), accompanied by a certificate of a senior financial officer of COFC, which certificate shall state that said financial statements present fairly, in all material respects, the consolidated financial condition and results of operations of COFC and its Subsidiaries in accordance with generally accepted accounting principles in the United States of America, consistently applied, as at the end of, and for, such period (subject to normal year-end audit adjustments) (or, in lieu thereof, copies of COFC's Quarterly Report on Form 10-Q as filed with the SEC containing such financial statements and information);

          (b) as soon as available and in any event within 120 days after the end of each fiscal year of COFC, consolidated statements of income, changes in stockholders'/division equity and cash flows of COFC and its Subsidiaries for such fiscal year and the related consolidated and consolidating balance sheets of COFC and its Subsidiaries as at the end of such fiscal year, setting forth in each case in comparative form the corresponding consolidated figures as of the end of and for the preceding fiscal


                               Credit Agreement
                               ----------------
     year, and accompanied by an opinion thereon of independent certified public accountants of recognized national standing, which opinion shall state that said financial statements present fairly, in all material respects, the consolidated financial condition and results of operations and cash flows of COFC and its Subsidiaries as at the end of, and for, such fiscal year in accordance with generally accepted accounting principles in the United States of America (or, in lieu thereof, copies of COFC's Annual Report on Form 10-K as filed with the SEC containing such financial statements and information);

          (c) as soon as available and in any event within 60 days after the end of each of the first three quarterly fiscal periods of each fiscal year of COB, consolidated statements of income, changes in stockholders' equity and cash flows of COB and its Subsidiaries for such period and for the period from the beginning of the respective fiscal year to the end of such period, and the related consolidated balance sheet of COB and its Subsidiaries as at the end of such period, setting forth in each case in comparative form the corresponding consolidated figures for the corresponding periods in the preceding fiscal year (except that, in the case of balance sheets, such comparison shall be to the last day of the prior fiscal year), accompanied by a certificate of a senior financial officer of COB, which certificate shall state that said financial statements present fairly, in all material respects, the consolidated financial condition and results of operations of COB and its Subsidiaries in accordance with generally accepted accounting principles in the United States of America, consistently applied, as at the end of, and for, such period (subject to normal year-end audit adjustments);

          (d) as soon as available and in any event within 120 days after the end of each fiscal year of COB, consolidated statements of income, changes in stockholders' equity and cash flows of COB and its Subsidiaries for such fiscal year and the related consolidated and consolidating balance sheets of COB and its Subsidiaries as at the end of such fiscal year, setting forth in each case in comparative form the corresponding consolidated figures as of the end of and for the preceding fiscal year, accompanied by a certificate of a senior financial officer of COB, which certificate shall state that said financial statements present fairly, in all material respects, the consolidated financial condition and results of operations and cash flows of COB and its Subsidiaries as at the end of, and for, such fiscal year in accordance with generally accepted accounting principles in the United States of America;

          (e) as soon as available and in any event within 60 days after the end of each of the first three quarterly fiscal periods of each fiscal year of FSB, consolidated statements of income, changes in stockholders' equity and cash flows of FSB and its Subsidiaries for such period and for the period from the beginning of the respective fiscal year to the end of such period, and the related consolidated balance sheet of FSB and its Subsidiaries as at the end of such period, setting forth in each case in comparative form the corresponding consolidated figures for the corresponding periods in the preceding fiscal year (except that, in the case of balance sheets, such comparison shall be to the last day of the prior fiscal year), accompanied by a certificate of a senior financial officer of


                               Credit Agreement
                               ----------------

     FSB, which certificate shall state that said financial statements present fairly, in all material respects, the consolidated financial condition and results of operations of FSB and its Subsidiaries in accordance with generally accepted accounting principles in the United States of America, consistently applied, as at the end of, and for, such period (subject to normal year-end audit adjustments);

           (f) as soon as available and in any event within 120 days after the end of each fiscal year of FSB, consolidated statements of income, changes in stockholders' equity and cash flows of FSB and its Subsidiaries for such fiscal year and the related consolidated and consolidating balance sheets of FSB and its Subsidiaries as at the end of such fiscal year, setting forth in each case in comparative form the corresponding consolidated figures as of the end of and for the preceding fiscal year, and accompanied by a certificate of a senior financial officer of FSB, which certificate shall state that said financial statements present fairly, in all material respects, the consolidated financial condition and results of operations and cash flows of FSB and its Subsidiaries as at the end of, and for, such fiscal year in accordance with generally accepted accounting principles in the United States of America;

          (g) as soon as available and in any event within 60 days after the end of each quarterly fiscal period of each fiscal year of COB, the "Consolidated Reports of Condition and Income" for COB and its Insured Subsidiaries, all prepared in accordance with regulatory accounting principles prescribed by the Federal Financial Institutions Examination Counsel;

          (h) as soon as available and in any event within 60 days after the end of each quarterly fiscal period of each fiscal year of FSB, the "Consolidated Reports of Condition and Income" for FSB and its Insured Subsidiaries, all prepared in accordance with regulatory accounting principles prescribed by the Federal Financial Institutions Examination Counsel;

          (i) promptly upon their becoming available, copies of all registration statements (excluding exhibits to such registration statements, and other than registration statements filed on Form S-8 or any successor form) and regular periodic reports filed on Form 10-K, Form 10-Q or Form 8-K (or any successor form), if any, that any Borrower shall have filed with the SEC or any national securities exchange;

          (j) promptly upon the mailing thereof to the shareholders of COFC generally, copies of all financial statements, reports and proxy statements so mailed;

          (k) as soon as possible, and in any event within ten days after any Borrower knows or has reason to believe that any of the events or conditions specified below with respect to any Plan or Multiemployer Plan has occurred or exists, a statement signed by a senior financial officer of such Borrower setting forth details respecting such event or condition and the action, if any, that such Borrower or its ERISA Affiliate proposes to


                               Credit Agreement
                               ----------------
     take with respect thereto (and a copy of any report or notice required to be filed with or given to the PBGC by such Borrower or an ERISA Affiliate with respect to such event or condition, except that a copy of any notice required to be filed for an event described in subparagraph (i) below may be provided at a later date (to be no later than the date such notice is filed) if it has not been filed as of the date of the signed statement described above):

               (i) any reportable event, as defined in Section 4043(c) of ERISA and the regulations issued thereunder, with respect to a Plan, as to which the requirement to provide 30 days' notice to the PBGC under Section 4043(a) or Section 4043(b) of ERISA applies, other than a reportable event for which the requirement to provide such notice has been waived by regulation or for which the PBGC has announced in Technical Update 95-3 (or any subsequent administrative guideline) that it will not apply a penalty for failure to provide such notice (provided that a failure to meet the minimum funding standard of
           --------
          Section 412 of the Code or Section 302 of ERISA, including, without limitation, the failure to make on or before its due date a required installment under Section 412(m) of the Code or Section 302(e) of ERISA, shall be a reportable event regardless of the issuance of any waivers in accordance with Section 412(d) of the Code); and any request for a waiver under Section 412(d) of the Code for any Plan;

               (ii) the distribution under Section 4041(c) of ERISA of a notice of intent to terminate any Plan or any action taken by any Borrower or an ERISA Affiliate to terminate any Plan under Section 4041(c) of ERISA;

               (iii) the institution by the PBGC of proceedings under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by any Borrower or any ERISA Affiliate of a notice from a Multiemployer Plan that such action has been taken by the PBGC with respect to such Multiemployer Plan;

               (iv) the complete or partial withdrawal from a Multiemployer Plan by any Borrower or any ERISA Affiliate that results in liability under Section 4201 or 4204 of ERISA (including the obligation to satisfy secondary liability as a result of a purchaser default) or the receipt by any Borrower or any ERISA Affiliate of notice from a Multiemployer Plan that it is in reorganization or insolvency pursuant to Section 4241 or 4245 of ERISA or that it intends to terminate or has terminated under Section 4041A of ERISA;

               (v) the institution of a proceeding by a fiduciary of any Multiemployer Plan against any Borrower or any ERISA Affiliate to enforce Section 515 of ERISA, which proceeding is not dismissed within 30 days; and


                               Credit Agreement
                               ----------------

               (vi)  the adoption of an amendment to any Plan that, pursuant to
          Section 401(a)(29) of the Code or Section 307 of ERISA, would result in the loss of tax-exempt status of the trust of which such Plan is a part if any Borrower or an ERISA Affiliate fails to timely provide security to such Plan in accordance with the provisions of said Sections;

          (l) within five days after any executive officer of any Borrower obtains knowledge of the occurrence of any Default, if such Default is continuing, a notice of such Default describing the same in reasonable detail and, together with such notice or as soon thereafter as possible, a description of the action that the Borrowers have taken or propose to take with respect thereto;

          (m) promptly after any Borrower knows that a change in the Debt Rating assigned by any Rating Agency has occurred, a notice describing the same;

          (n) at the time any set of financial statements is furnished pursuant to paragraph (a), (b), (c), (d), (e) or (f) above, a certificate of a senior financial officer of each Borrower (i) to the effect that no Default has occurred and is continuing (or, if any Default has occurred and is continuing, describing the same in reasonable detail and describing the action that the Borrowers have taken or propose to take with respect thereto) and (ii) setting forth in reasonable detail (including, without limitation, as to the component parts of relevant definitions of accounting terms included in Section 1.01 hereof) the computations necessary to determine whether such Borrower is in compliance with its obligations under Sections 8.07 and 8.08 hereof as of the end of the respective quarterly fiscal period or fiscal year; and

          (o) from time to time such other information regarding the financial condition, operations, business or prospects of COFC or any of its Subsidiaries as any Lender or the Administrative Agent may reasonably request.

          8.02  Litigation. Each Borrower will promptly give to each Lender
                ----------
notice of all legal or arbitral proceedings, and of all investigations or proceedings by or before any governmental or regulatory authority or agency, and any material development in respect of such legal or other proceedings, against or affecting such Borrower or any of its Subsidiaries, except investigations or proceedings (a) as to which there is no reasonable possibility of an adverse determination or (b) that, if adversely determined, would not (either individually or in the aggregate) have a Material Adverse Effect.

          8.03  Existence, Etc. Each Borrower will, and will cause each of its
                --------------
Subsidiaries to:

          (a) preserve and maintain its legal existence and all of its rights, privileges, licenses and franchises necessary or desirable in the normal conduct of its business (provided that nothing in this Section 8.03 shall
                              --------
     prohibit any transaction expressly permitted under Section 8.05 hereof);


                               Credit Agreement
                               ----------------

          (b) comply with the requirements of all applicable laws, rules, regulations and orders of governmental or regulatory authorities (including, without limitation, ERISA, all Environmental Laws and the FDIA and all rules and regulations promulgated thereunder) if failure to comply with such requirements could (either individually or in the aggregate) have a Material Adverse Effect;

          (c) pay and discharge all taxes, assessments and governmental charges or levies imposed on it or on its income or profits or on any of its Property prior to the date on which penalties attach thereto, except for any such tax, assessment, charge or levy the payment of which is being contested in good faith and by proper proceedings and against which adequate reserves are being maintained in accordance with generally accepted accounting principles in the United States of America;

          (d) maintain all of its Properties used or useful in its business in good working order and condition ordinary wear and tear excepted, except to the extent that the failure to maintain any such Property in good working order and condition would not (either individually or in the aggregate) have a Material Adverse Effect and would not interfere in the ordinary conduct of its business or operations;

          (e) keep adequate records and books of account, in which complete entries will be made in accordance with generally accepted accounting principles in the United States of America consistently applied; and

          (f) permit representatives of any Lender or the Administrative Agent, during normal business hours, to examine, copy and make extracts from its books and records, to inspect any of its Properties, and to discuss its business and affairs with its officers, all to the extent reasonably requested by such Lender or the Administrative Agent (as the case may be); provided that no Borrower shall be required to provide (i)
                   --------
     the names of, or other information that could be used to identify, account holders, (ii) any proprietary strategic insights or statistical models concerning account holders or potential account holders, (iii) information regarding the specific nature or application of any of the information-based strategies employed by COFC and its Subsidiaries in the conduct of their business or (iv) any proprietary plans or other proprietary information relating to the development of the business of COFC and its Subsidiaries.

          8.04  Insurance. Each Borrower will, and will cause each of its
                ---------
Subsidiaries to, maintain (either in its own name or in the name of a Borrower) with financially sound and responsible insurance companies, insurance on all their respective properties in at least such amounts and against at least such risks (and with such risk retention) as are usually insured against in the same general area by companies of established repute engaged in the same or a similar business; and will furnish to the Lenders, upon request from the Administrative Agent, information presented in reasonable detail as to the insurance so carried.

          8.05  Prohibition of Fundamental Changes. No Borrower will, nor will
                ----------------------------------
it permit


                               Credit Agreement
                               ----------------
any of its Subsidiaries to: (a) enter into any transaction of merger or consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution); or (b) convey, sell, lease, transfer or otherwise dispose of, in one transaction or a series of transactions (a "Transfer"), all or substantially all of its business or Property; provided
 --------                                                          --------
that:

          (i) any Subsidiary of COB may be merged or consolidated with or into, or Transfer all or substantially all of its business or Property to,
     (x) COB if COB is the continuing, surviving or transferee corporation or
     (y) any other Subsidiary of COB;

          (ii) any Subsidiary of FSB may be merged or consolidated with or into, or Transfer all or substantially all of its business or Property to,
     (x) FSB if FSB is the continuing, surviving or transferee corporation or
     (y) any other Subsidiary of FSB;

          (iii) the restriction set forth in clause (b) above shall apply, in the case of COB, only to a Transfer of Managed Receivables;

          (iv) any Subsidiary of COFC (other than COB, FSB or any of their respective Subsidiaries) may be merged or consolidated with or into, or Transfer all or substantially all of its business or Property to, (x) COFC if COFC is the continuing, surviving or transferee corporation or (y) any other Subsidiary of COFC;

          (v) COFC or any of its Subsidiaries (other than COB) may be merged or consolidated with or into, or Transfer all or substantially all of its business or Property to, COB; or COFC or any of its Subsidiaries (other than FSB) may be merged or consolidated with or into, or Transfer all or substantially all of its business or Property to, FSB;

          (vi) any Subsidiary of COFC (other than COB) may merge or consolidate with or into, or Transfer all or substantially all of its business or Property to, any Person (other than COFC or any of its Subsidiaries) so long as (x) the continuing, surviving or transferee corporation is a Subsidiary of COFC and (y) no Event of Default has occurred and is continuing immediately prior to such merger, consolidation or Transfer or would result therefrom; and

          (vii) nothing in this Section 8.05 shall prohibit COFC or any of its Subsidiaries from the sale of credit card loans and other finance receivables pursuant to securitizations.

          8.06  Limitation on Liens. No Borrower will, nor will it permit any of
                -------------------
its Subsidiaries to, create, incur, assume or suffer to exist any Lien upon any
(1) Receivables of any Borrower or (2) Restricted Shares owned by it, in each case whether now owned or hereafter acquired, except:

          (a) Liens for taxes not yet due or Liens for taxes being contested in good faith by appropriate proceedings for which adequate reserves (in the good faith judgment of


                               Credit Agreement
                               ----------------
     the management of the relevant Borrower) have been established; and

          (b) Liens imposed by law (i) which are incurred in the ordinary course of business and (x) which do not in the aggregate materially detract from the value of such Receivables or Restricted Shares or materially impair the use thereof in the operation of the business of COFC or any of its Subsidiaries or (y) which are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing the forfeiture or sale of the Receivables or Restricted Shares subject to such Lien or (ii) which do not relate to material liabilities of COFC and its Subsidiaries and do not in the aggregate materially detract from the value of the Receivables or Restricted Shares of COFC and its Subsidiaries taken as a whole; provided that no Lien permitted under this clause (b) may
                       --------
     secure any obligation in an amount exceeding $10,000,000.

          8.07  Financial Covenants.
                -------------------

          (a) No Borrower will permit its Delinquency Ratio on the last day of any calendar month to exceed 6.0% (with respect to FSB, subject to the proviso to the definition of "Delinquency Ratio" in Section 1.01 hereof).

          (b) No Borrower will permit its Tier 1 Capital to Managed Receivables Ratio on any date to be less than 4.0%; provided that the Tier 1
                                                    --------
Capital to Managed Receivables Ratio of any Borrower may be less than 4.0% during any period of 90 days so long as (i) on the last day of the fiscal quarter ending on or immediately prior to such 90-day period, the Tier 1 Capital to Managed Receivables Ratio of such Borrower was not less than 4.0% and (ii) at no time during such 90-day period is the Tier 1 Capital to Managed Receivables Ratio of such Borrower less than 3.5%.

          (c)   No Borrower will permit its Leverage Ratio on any date to exceed
10.0 to 1.

          (d) COFC will not permit Tangible Net Worth with respect to COFC on any date of determination to be less than the sum of (i) $875,000,000 plus (ii)
                                                                      ----
40% of COFC Cumulative Net Income as of the last day of the fiscal quarter of COFC most recently ended plus (z) 40% of COFC Cumulative Equity Proceeds as of
                         ----
such date of determination.

          (e) COFC will not permit the Double Leverage Ratio on any date of determination to exceed 1.25 to 1.

          (f) Neither COB nor FSB will permit its Tier 1 Leverage Ratio on any date to be less than 4.0%.

          (g) Neither COB nor FSB will permit the Tier 1 Capital to Risk Adjusted Assets Ratio on any date to be less than 5.0%.

          (h)   Neither COB nor FSB will permit its Total Capital to Risk
Adjusted


                               Credit Agreement
                               ----------------

Assets Ratio on any date to be less than 8.0%.

          (i) COB will not permit its Tangible Net Worth on any date to be less than $550,000,000. FSB will not permit its Tangible Net Worth on any date to be less than $100,000,000.

          8.08  Regulatory Capital. Each Borrower will cause each of its Insured
                ------------------
Subsidiaries to be (and each of COB and FSB so long as it is an Insured Subsidiary will be) at all times "adequately capitalized" for purposes of 12 U.S.C. (S)1831o, as amended, re-enacted or redesignated from time to time, and at all times to maintain (and each of COB and FSB so long as it is an Insured Subsidiary will maintain) such amount of capital as may be prescribed from time to time, whether by regulation, agreement or order, by each Bank Regulatory Authority having jurisdiction over such Insured Subsidiary.

          8.09  Lines of Business.
                -----------------

          (a) COB will not, nor will it permit any of its Subsidiaries to, engage to any extent in any line or lines of business activity other than as permitted by its charter and as necessary to conduct the business of a limited purpose credit card bank.

          (b) FSB will not, nor will it permit any of its Subsidiaries to, engage to any extent in any line or lines of business activity other than as permitted by its charter.

          (c) COFC will not, nor will it permit any of its Subsidiaries to, engage to any material extent in any line or lines of business activity other than consumer-oriented or consumer-related business activities and database marketing activities, and other business activities to the extent such other business activities are direct applications of the information-based strategies and related proprietary strategies used by COFC or its Subsidiaries in the conduct of its business on the date of this Agreement.

          8.10  Use of Proceeds. Each Borrower will use the proceeds of the
                ---------------
Loans made to such Borrower hereunder for general corporate purposes (in compliance with all applicable legal and regulatory requirements, including, without limitation, Regulations T, U and X and the Securities Act and the Exchange Act and the regulations thereunder); provided that (a) neither the Administrative Agent nor any Lender shall have any responsibility as to the use of any of such proceeds and (b) no Borrower will use the proceeds of the Loans made hereunder to acquire directly or indirectly a majority of the voting stock issued by, or all or substantially all of the assets of, any Person except with the prior written consent of the Board of Directors of such Person or any controlling shareholder of such Person.

Notwithstanding anything in this Section 8 to the contrary, neither COB nor FSB shall have any obligation (a) to cause COFC or any of its Subsidiaries (other than with respect to COB, FSB and/or any of their respective Subsidiaries) to take or refrain from taking any action or (b) to cause or prevent any event or circumstance from occurring with respect to COFC or any of its Subsidiaries (other than with respect to COB, FSB and/or any of their respective Subsidiaries).


                               Credit Agreement
                               ----------------

          SECTION 9.  Events of Default. If one or more of the following events
                      -----------------
(herein called "Events of Default") shall occur and be continuing:
                -----------------

          (a) Any Borrower shall: (i) default in the payment of any principal of any Loan when due (whether at stated maturity or at mandatory or optional prepayment); or (ii) default in the payment of any interest on any Loan, any fee or any other amount payable by it hereunder when due and such default shall have continued unremedied for five or more days; or

          (b) Any Borrower or any of its Subsidiaries shall default in the payment when due of any principal of or interest on any of its other Indebtedness aggregating $50,000,000 (or its equivalent in any other currency or currencies) or more; or any event specified in any note, agreement, indenture or other document evidencing or relating to any such Indebtedness shall occur if the effect of such event is to cause, or to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders) to cause, such Indebtedness to become due, or to be prepaid in full (whether by redemption, purchase, offer to purchase or otherwise), prior to its stated maturity; or COFC or any of its Subsidiaries shall default in the payment or delivery when due (whether upon termination or liquidation or otherwise), under one or more Swap Agreements, of amounts or property required to be paid or delivered having an aggregate fair market value of $50,000,000 (or its equivalent in any other currency or currencies) or more; or

          (c) Any representation, warranty or certification made or deemed made herein (or in any modification or supplement hereto) by any Borrower, or any certificate furnished to any Lender or the Administrative Agent pursuant to the provisions hereof, shall prove to have been false or misleading as of the time made, deemed made or furnished in any material respect; or

          (d) Any Borrower shall default in the performance of any of its obligations under any of Sections 8.01(l), 8.01(m), 8.05, 8.06, 8.07, 8.08,
     8.09 and 8.10 hereof; or any Borrower shall default in the performance of any of its other obligations in this Agreement and such default shall continue unremedied for a period of 30 or more days after notice thereof to such Borrower by the Administrative Agent or any Lender (through the Administrative Agent); or

          (e) Any Borrower or any of its Subsidiaries shall admit in writing its inability to, or be generally unable to, pay its debts as such debts become due; or

          (f) Any Borrower or any of its Subsidiaries shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, conservator, custodian, trustee, examiner or liquidator of itself or of all or a substantial part of its Property, (ii) make a general assignment for the benefit of its creditors, (iii) commence a voluntary


                               Credit Agreement
                               ----------------
     case under the Bankruptcy Code, (iv) file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, liquidation, dissolution, arrangement or winding-up, or composition or readjustment of debts, (v) fail to controvert in a timely and appropriate manner, or acquiesce in writing to, any petition filed against it in an involuntary case under the Bankruptcy Code or (vi) take any corporate action for the purpose of effecting any of the foregoing; or

          (g) A proceeding or case shall be commenced, without the application or consent of any Borrower or any of its Subsidiaries, in any court of competent jurisdiction, seeking (i) its reorganization, liquidation, dissolution, arrangement or winding-up, or the composition or readjustment of its debts, (ii) the appointment of a receiver, conservator, custodian, trustee, examiner, liquidator or the like of such Borrower or Subsidiary or of all or any substantial part of its Property or (iii) similar relief in respect of such Borrower or Subsidiary under any law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or adjustment of debts, and such proceeding or case shall continue undismissed, or an order, judgment or decree approving or ordering any of the foregoing shall be entered and continue unstayed and in effect, for a period of 60 or more days; or an order for relief against any Borrower or any of its Subsidiaries shall be entered in an involuntary case under the Bankruptcy Code; or

          (h) Any Insured Subsidiary shall cease accepting deposits or making commercial loans on the instruction of any Bank Regulatory Authority with authority to give such instruction other than pursuant to an instruction generally applicable to banks organized under the jurisdiction of organization of such Insured Subsidiary; or

          (i) Any Insured Subsidiary shall cease to be an insured bank under the FDIA and all rules and regulations promulgated thereunder; or

          (j) Any Insured Subsidiary shall be required (whether or not the time allowed by the appropriate Bank Regulatory Authority for the submission of such plan has been established or elapsed) to submit a capital restoration plan of the type referred to in 12 U.S.C.
     (S)1831o(b)(2)(C), as amended, re-enacted or redesignated from time to time; or

          (k) COFC shall Guarantee in writing the capital of any Insured Subsidiary as part of or in connection with any agreement or arrangement with any Bank Regulatory Authority; or

          (l) A final judgment or judgments for the payment of money of $50,000,000 (or its equivalent in any other currency or currencies) or more in the aggregate shall be rendered by one or more courts, administrative tribunals or other bodies having jurisdiction against any Borrower or any of its Subsidiaries and the same shall not be discharged (or provision shall not be made for such discharge), or a stay of execution thereof shall not be procured, within 30 days from the date of entry thereof and the relevant Borrower or Subsidiary shall not, within said period of 30 days, or such longer

                               Credit Agreement
                               ----------------
     period during which execution of the same shall have been stayed, appeal therefrom and cause the execution thereof to be stayed during such appeal; or

          (m) An event or condition specified in Section 8.01(k) hereof shall occur or exist with respect to any Plan or Multiemployer Plan and, as a result of such event or condition, together with all other such events or conditions, any Borrower or any ERISA Affiliate shall incur or in the opinion of the Majority Lenders shall be reasonably likely to incur a liability to a Plan, a Multiemployer Plan or the PBGC (or any combination of the foregoing) that, in the determination of the Majority Lenders, would (either individually or in the aggregate) have a Material Adverse Effect; or

          (n) The expiration or termination of the Undertaking or the failing or ceasing of the Undertaking to be in full force and effect (in either case other than in accordance with its terms) prior to the expiration or termination of all Commitments and the irrevocable payment in full of all amounts owing by FSB under this Agreement; or COB shall disaffirm, disclaim, repudiate or reject, in whole or in part, or challenge the validity of, the Undertaking; or

          (o) COFC shall at any time fail to own and control, beneficially and of record (free and clear of all Liens and other encumbrances), at least 95% of the issued and outstanding shares of capital stock of each class of Voting Securities issued by COB; or COFC shall at any time fail to own and control, beneficially and of record (free and clear of all Liens and other encumbrances), at least 95% of the issued and outstanding shares of capital stock of each class of Voting Securities issued by FSB; or

          (p) During any period of 25 consecutive calendar months, a majority of the Board of Directors of COFC shall no longer be composed of individuals (i) who were members of said Board on the first day of such period, (ii) whose election or nomination to said Board was approved by individuals referred to in clause (i) above constituting at the time of such election or nomination at least a majority of said Board or (iii) whose election or nomination to said Board was approved by individuals referred to in clauses (i) and (ii) above constituting at the time of such election or nomination at least a majority of said Board; or

          (q) Any person or group of persons (within the meaning of Section 13 or 14 of the Exchange Act, as amended) shall have acquired beneficial ownership (within the meaning of Rule 13d-3 promulgated by the SEC under the Exchange Act) of 20% or more of the issued and outstanding shares of voting common stock issued by COFC;

THEREUPON: (1) in the case of an Event of Default other than one referred to in clause (f) or (g) of this Section 9 with respect to any Borrower, (A) upon request of the Majority Tranche Lenders with respect to the relevant Tranche, the Administrative Agent will, by notice to the Applicable Borrowers, terminate the Commitments under such Tranche and they shall thereupon terminate, and (B) upon request of Lenders holding more than 50% of the aggregate


                             Credit Agreement
                             ----------------
unpaid principal amount of the Loans owing by a Borrower, the Administrative Agent will, by notice to such Borrower declare the principal amount then outstanding of, and the accrued interest on, the Loans and all other amounts payable by such Borrower hereunder and under the Notes (including, without limitation, any amounts payable under Section 5.05 hereof) to be forthwith due and payable, whereupon such amounts shall be immediately due and payable without presentment, demand, protest or other formalities of any kind, all of which are hereby expressly waived by such Borrower; and (2) in the case of the occurrence of an Event of Default referred to in clause (f) or (g) of this Section 9 with respect to any Borrower, the Commitments under each Tranche shall automatically be terminated and the principal amount then outstanding of, and the accrued interest on, the Loans and all other amounts payable by the Borrowers hereunder and under the Notes (including, without limitation, any amounts payable under Section 5.05 hereof) shall automatically become immediately due and payable without presentment, demand, protest or other formalities of any kind, all of which are hereby expressly waived by each Borrower.

          Notwithstanding the foregoing, no Event of Default under any of paragraphs (a), (b), (c), (d) or (l) of this Section 9 solely with respect to COFC or any of its Subsidiaries (other than COB, FSB and/or any of their respective Subsidiaries) shall in and of itself permit the Administrative Agent or the Lenders (a) to declare the principal amount then outstanding of, and the accrued interest on, the Loans owing by COB or FSB or any other amounts payable by COB or FSB hereunder or under the Notes to be forthwith due and payable or
(b) to terminate the Commitments (except with respect to a termination of the Tranche B-($) Commitments or Tranche B-(MC) Commitments insofar as the same relate to Tranche B-($) Loans or Tranche B-(MC) Loans made or to be made to
COFC).

          SECTION 10.  The Administrative Agent.
                       ------------------------

          10.01  Appointment, Powers and Immunities. Each Lender hereby appoints
                 ----------------------------------
and authorizes the Administrative Agent to act as its agent hereunder with such powers as are specifically delegated to the Administrative Agent by the terms of this Agreement, together with such other powers as are reasonably incidental thereto. The Administrative Agent (which term as used in this sentence and in Section 10.05 and the first sentence of Section 10.06 hereof shall include reference to its affiliates and its own and its affiliates' officers, directors, employees and agents):

          (a) shall have no duties or responsibilities except those expressly set forth in this Agreement, and shall not by reason of this Agreement be a trustee for any Lender;

          (b) shall not be responsible to the Lenders for any recitals, statements, representations or warranties made by any other Person contained in this Agreement, or in any certificate or other document referred to or provided for in, or received by any of them from any other Person under, this Agreement, or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement, any Note or


                               Credit Agreement
                               ----------------
     any other document referred to or provided for herein or for any failure by any Borrower or any other Person to perform any of its obligations hereunder or thereunder;

          (c) shall not be required to initiate or conduct any litigation or collection proceedings hereunder; and

          (d) shall not be responsible for any action taken or omitted to be taken by it hereunder or under any other document or instrument referred to or provided for herein or in connection herewith, except for its own gross negligence or willful misconduct.

The Administrative Agent may employ agents and attorneys-in-fact and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact selected by it in good faith. The Administrative Agent may deem and treat the payee of a Note as the holder thereof for all purposes hereof unless and until a notice of the assignment or transfer thereof shall have been filed with the Administrative Agent, together with the consent of the Applicable Borrower to such assignment or transfer (to the extent required by Section 11.06(b) hereof).

          10.02  Reliance by Administrative Agent. The Administrative Agent
                 --------------------------------
shall be entitled to rely upon any certification, notice or other communication (including, without limitation, any thereof by telephone, telecopy, telegram or cable) reasonably and in good faith believed by it to be genuine and correct and to have been signed or sent by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel, independent accountants and other experts selected by the Administrative Agent. As to any matters not expressly provided for by this Agreement, the Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder in accordance with instructions given by the Majority Lenders, and such instructions of the Majority Lenders and any action taken or failure to act pursuant thereto shall be binding on all of the Lenders.

          10.03  Defaults. The Administrative Agent shall not be deemed to have
                 --------
knowledge or notice of the occurrence of a Default unless the Administrative Agent has received notice from a Lender or a Borrower specifying such Default and stating that such notice is a "Notice of Default". In the event that the Administrative Agent receives such a notice of the occurrence of a Default, the Administrative Agent shall give prompt notice thereof to the Lenders. The Administrative Agent shall (subject to Sections 10.07 and 11.04 hereof) take such action with respect to such Default as shall be directed by the Majority Lenders, provided that, unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default as it shall deem advisable in the best interest of the Lenders except to the extent that this Agreement expressly requires that such action be taken, or not be taken, only with the consent or upon the authorization of the Majority Lenders, the Majority Tranche Lenders with respect to a particular Tranche, the Majority Tranche B Lenders, the Requisite Lenders or all of the Lenders.

          10.04  Rights as a Lender. With respect to its Commitment and the
                 ------------------
Loans made


                               Credit Agreement
                               ----------------
by it, Chase (and any successor acting as Administrative Agent) in its capacity as a Lender hereunder shall have the same rights and powers hereunder as any other Lender and may exercise the same as though it were not acting as the Administrative Agent, and the term "Lender" or "Lenders" shall, unless the context otherwise indicates, include Chase (and any successor acting as Administrative Agent) in its individual capacity. Chase (and any successor acting as Administrative Agent) and its affiliates may (without having to account therefor to any Lender) accept deposits from, lend money to, make investments in and generally engage in any kind of banking, trust or other business with any Borrower (and any of its Subsidiaries or Affiliates) as if it were not acting as the Administrative Agent, and Chase (and any such successor) and its affiliates may accept fees and other consideration from any Borrower for services in connection with this Agreement or otherwise without having to account for the same to the Lenders.

          10.05  Indemnification. The Lenders agree to indemnify the
                 ---------------
Administrative Agent (to the extent not reimbursed under Section 11.03 hereof, but without limiting the obligations of the Borrowers under said Section 11.03) ratably in accordance with their respective Commitments, for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever that may be imposed on, incurred by or asserted against the Administrative Agent (including by any Lender) arising out of or by reason of any investigation in or in any way relating to or arising out of this Agreement or any other documents contemplated by or referred to herein or the transactions contemplated hereby (including, without limitation, the costs and expenses that any Borrower is obligated to pay under Section 11.03 hereof, but excluding, unless a Default has occurred and is continuing, normal administrative costs and expenses incident to the performance of its agency duties hereunder) or the enforcement of any of the terms hereof or of any such other documents, provided that no Lender shall be liable for any of
                             --------
the foregoing to the extent they arise from the gross negligence or willful misconduct of the Administrative Agent.

          10.06  Non-Reliance on Administrative Agent and Other Lenders. Each
                 ------------------------------------------------------
Lender agrees that it has, independently and without reliance on the Administrative Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own credit analysis of each Borrower and its Subsidiaries and decision to enter into this Agreement and that it will, independently and without reliance upon the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under this Agreement. The Administrative Agent shall not be required to keep itself informed as to the performance or observance by any Borrower of this Agreement or any other document referred to or provided for herein or to inspect the Properties or books of any Borrower or any of its Subsidiaries. Except for notices, reports and other documents and information expressly required to be furnished to the Lenders by the Administrative Agent hereunder, the Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the affairs, financial condition or business of any Borrower or any of its Subsidiaries (or any of their affiliates) that may come into the possession of the Administrative Agent or any of its affiliates.


                               Credit Agreement
                               ----------------

          10.07  Failure to Act. Except for action expressly required of the
                 --------------
Administrative Agent hereunder, the Administrative Agent shall in all cases be fully justified in failing or refusing to act hereunder unless it shall receive further assurances to its satisfaction from the Lenders of their indemnification obligations under Section 10.05 hereof against any and all liability and expense that may be incurred by it by reason of taking or continuing to take any such action.

          10.08  Resignation or Removal of Administrative Agent. Subject to the
                 ----------------------------------------------
appointment and acceptance of a successor Administrative Agent as provided below, the Administrative Agent may resign at any time by giving notice thereof to the Lenders and the Borrowers, and the Administrative Agent may be removed at any time with or without cause by the Majority Lenders. Upon any such resignation or removal, the Majority Lenders shall have the right to appoint a successor Administrative Agent. If no successor Administrative Agent shall have been so appointed by the Majority Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent's giving of notice of resignation or the Majority Lenders' removal of the retiring Administrative Agent, then the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent, that shall be a bank with a combined capital and surplus of at least $500,000,000 that has an office in New York, New York. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder. After any retiring Administrative Agent's resignation or removal hereunder as Administrative Agent, the provisions of this Section 10 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Administrative Agent.

          10.09  Co-Agents; Etc. None of the Documentation Agent, the
                 --------------
Syndication Agent, the Co-Agents and the Lead Manager shall have any obligations under this Agreement except (a) in its capacity as a "Lender" hereunder and (b) if and so long as such Person is the "Administrative Agent" hereunder, in its capacity as Administrative Agent hereunder.

          SECTION 11.  Miscellaneous.
                       -------------

          11.01  Waiver. No failure on the part of the Administrative Agent or
                 ------
any Lender to exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege under this Agreement or any Note shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Agreement or any Note preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

          11.02  Notices. All notices, requests and other communications
                 -------
provided for


                               Credit Agreement
                               ----------------
herein (including, without limitation, any modifications of, or waivers, requests or consents under, this Agreement) shall be given or made in writing (including, without limitation, by telecopy), or, with respect to notices given pursuant to Section 2.03 hereof, by telephone, confirmed in writing by telecopier by the close of business on the day the notice is given, delivered (or telephoned, as the case may be):

          (a) if to any Borrower, to it at 2980 Fairview Park Drive, Suite 1300, Falls Church, VA 22042-4525, Attention of the Director of Capital Markets (Telephone No. 703-205-1000, Facsimile No. 703-205-1093);

          (b) if to the Administrative Agent, to The Chase Manhattan Bank, Agent Bank Services Group, 1 Chase Manhattan Plaza, 8th Floor, New York, New York 10081, Attention of Ms. Laura Rebecca (Facsimile No. 212-552-
     7253), with a copy to The Chase Manhattan Bank, 270 Park Avenue, New York, New York 10017, Attention of Financial Services Group (Telephone No. 212-270-0381, Facsimile No. 212-270-1789); and

          (c) if to any Lender, to it at the address (or telecopy number) set forth in its Administrative Questionnaire.

Any party hereto may change its address or other contact information for notices and other communications hereunder by notice to the other parties hereto. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopier or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

          11.03  Expenses, Etc. Each Borrower agrees to pay or reimburse each of
                 -------------
the Lenders and the Administrative Agent for: (a) all reasonable out-of-pocket costs and expenses of the Administrative Agent (including, without limitation, the reasonable fees and expenses of Milbank, Tweed, Hadley & McCloy LLP, special New York counsel to Chase) in connection with (i) the negotiation, preparation, execution and delivery of this Agreement and the making of the Loans hereunder (subject to the limitations set forth in the commitment letter dated April 9, 1999 from Chase and Chase Securities Inc. addressed to the Borrowers) and (ii) the negotiation or preparation of any modification, supplement or waiver of any of the terms of this Agreement or any of the other Basic Documents (whether or not consummated); (b) all reasonable out-of-pocket costs and expenses of the Lenders and the Administrative Agent (including, without limitation, the reasonable fees and expenses of legal counsel, including, if applicable, the allocated costs of in-house counsel) in connection with (i) any Default and any enforcement or collection proceedings resulting therefrom, including, without limitation, all manner of participation in or other involvement with (x) bankruptcy, insolvency, receivership, foreclosure, winding up or liquidation proceedings, (y) judicial or regulatory proceedings and (z) workout, restructuring or other negotiations or proceedings (whether or not the workout, restructuring or transaction contemplated thereby is consummated) and (ii) the enforcement of this Section 11.03; and (c) all transfer, stamp, documentary or other similar taxes, assessments or


                               Credit Agreement
                               ----------------
charges levied by any governmental or revenue authority in respect of this Agreement or any of the other Basic Documents or any other document referred to herein; provided that COB shall have no such payment or reimbursement obligation
        --------
in connection with Loans made to COFC.

          Each Borrower hereby agrees to indemnify the Administrative Agent and the Lenders and their affiliates and the respective directors, officers, employees, attorneys and agents thereof from, and hold each of them harmless against, any and all losses, liabilities, claims, damages or expenses incurred by any of them (including, without limitation, any and all losses, liabilities, claims, damages or expenses incurred by the Administrative Agent to any Lender) arising out of or by reason of any investigation or litigation or other proceedings (including any threatened investigation or litigation or other proceedings, and whether or not the Administrative Agent or any Lender is a party to such litigation or other proceedings) relating to this Agreement or the Loans hereunder or any actual or proposed use by any Borrower or any of its Subsidiaries of the proceeds of any of the Loans hereunder, including, without limitation, the reasonable fees and disbursements of counsel, including, if applicable, the allocated costs of in-house counsel, incurred in connection with any such investigation or litigation or other proceedings (but excluding any such losses, liabilities, claims, damages or expenses incurred by reason of the gross negligence or willful misconduct of the Person to be indemnified); provided that COB shall have no liability under the foregoing indemnity in
--------
connection with events or circumstances relating solely to COFC or any of its Subsidiaries (other than COB or any of its Subsidiaries).

          11.04  Amendments, Etc. Except as otherwise expressly provided in this
                 ---------------
Agreement, any provision of this Agreement may be modified or supplemented only by an instrument in writing signed by the Borrowers and the Majority Lenders, or by the Borrowers and the Administrative Agent acting with the consent of the Majority Lenders, and any provision of this Agreement may be waived only by an instrument in writing signed by the Majority Lenders or by the Administrative Agent acting with the consent of the Majority Lenders; provided that: (a) no modification, supplement or waiver shall, unless by an instrument signed by all of the Lenders under the relevant Tranche or by the Administrative Agent acting with the consent of all of the Lenders under such Tranche: (i) increase, or extend the term of the Commitments under such Tranche, or extend the time or waive any requirement for the reduction or termination of the Commitments under such Tranche, (ii) extend the date fixed for the payment of principal of or interest on any Loan under such Tranche or any fee payable hereunder in respect of such Tranche, (iii) reduce the amount of any such payment of principal, (iv) reduce the rate at which interest is payable on such principal or any such fee is payable or (v) alter the rights or obligations of an Applicable Borrower to prepay Loans under such Tranche; (b) no modification, supplement or waiver shall, unless by an instrument signed by all of the Lenders or by the Administrative Agent acting with the consent of all of the Lenders: (i) alter the manner in which payments or prepayments of principal, interest or other amounts hereunder shall be applied as between the Lenders under different Tranches or as between Syndicated Loans or Money Market Loans, (ii) alter the terms of this Section 11.04 or Section 2.12, 4.02, 4.07 or 10.09 hereof, (iii) modify the definition of the term "Majority Lenders", "Majority Tranche Lenders", "Majority Tranche B Lenders" or "Requisite Lenders" or modify in any other manner the number or percentage of the Lenders required to make any determinations or waive


                               Credit Agreement
                               ----------------
any rights hereunder or to modify any provision hereof, or (iv) waive any of the conditions precedent set forth in Section 6.01 hereof; (c) notwithstanding the foregoing, if default by COFC in the performance of any provision of this Agreement, or any other event or circumstance, would constitute an Event of Default under any of paragraphs (a), (b), (c), (d) or (l) of Section 9 hereof solely with respect to COFC or any of its Subsidiaries (other than COB or any of its Subsidiaries), then, except with respect to the matters relating to Tranche B-($) or Tranche B-(MC) identified in the lettered subclauses of clause (a) above (the modification, supplement or waiver of which shall require the consent of all of the Tranche B-($) Lenders or Tranche B-(MC) Lenders, as the case may
be), such provision may be modified, supplemented or waived, and any such Event of Default may be waived, by an instrument in writing signed by the Borrowers and the Majority Tranche Lenders with respect to Tranche B-($) or Tranche B-
(MC), as the case may be, or by the Borrowers and the Administrative Agent acting with the consent of the Majority Tranche Lenders with respect to Tranche B-($) or Tranche B-(MC), as the case may be; and (d) any modification or supplement of Section 10 hereof, or of any of the rights or duties of the Administrative Agent hereunder, shall require the consent of the Administrative Agent. For purposes of this Section 11.04 and Section 11.06(c) hereof, no modification, supplement or waiver relating to any of Sections 7, 8 and 9 of this Agreement shall be deemed to increase, or extend the term of, the Commitments under any Tranche.

          Anything in this Agreement to the contrary notwithstanding, if at a time when the conditions precedent set forth in Section 6 hereof to any Loan hereunder are, in the opinion of the Majority Lenders, satisfied, any Lender shall fail to fulfill its obligations to make such Loan (any such Lender, a "Defaulting Lender") then, for so long as such failure shall continue, the
 -----------------
Defaulting Lender shall (unless the Borrowers and the Majority Lenders, determined as if the Defaulting Lender were not a "Lender" hereunder, shall otherwise consent in writing) be deemed for all purposes relating to amendments, modifications, waivers or consents under this Agreement (including, without limitation, under this Section 11.04) to have no Loans or Commitments, shall not be treated as a "Lender" hereunder when performing the computation of Majority Lenders, Majority Tranche Lenders with respect to any Tranche, Majority Tranche B Lenders or Requisite Lenders, and shall have no rights under the preceding paragraph of this Section 11.04; provided that any action taken by the other Lenders pursuant to this paragraph with respect to the matters referred to in clause (a) or (b) of the preceding paragraph shall not be effective as against the Defaulting Lender.

          11.05  Successors and Assigns. This Agreement shall be binding upon
                 ----------------------
and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

          11.06  Assignments and Participations.
                 ------------------------------

          (a) No Borrower may assign any of its rights or obligations hereunder or under the Notes without the prior consent of all of the Lenders and the Administrative Agent.

          (b) Each Lender may (with the consent of the Administrative Agent and the


                               Credit Agreement
                               ----------------

Applicable Borrowers) assign any of its Loans, Note(s) and Commitment(s); provided that:
--------

          (i) no such consent by any Borrower or the Administrative Agent shall be required in the case of any assignment to (x) a subsidiary or other affiliate of such Lender or (y) another Lender;

          (ii) except to the extent the Administrative Agent and the Applicable Borrowers shall otherwise consent, any such partial assignment (other than to another Lender) shall be in an amount at least equal to $10,000,000 (in the case of Tranche A-($)) or $5,000,000 (in the case of Tranche A-(MC), Tranche B-($) or Tranche B-(MC));

          (iii) each such assignment by a Lender of its Syndicated Loans, Note(s) or Commitment under any Tranche shall be made in such manner so that the same portion of its Syndicated Loans, Note(s) and Commitment under such Tranche is assigned to the respective assignee;

          (iv) upon each such assignment, the assignor and assignee shall deliver to the Administrative Agent an Assignment and Acceptance, together with a processing and recordation fee in the amount of $3,500;

          (v) upon each such assignment, if the assignee is not already a Lender, the assignee shall deliver to the Administrative Agent an Administrative Questionnaire (and the Administrative Agent shall thereafter deliver a copy thereof to COB); and

          (vi) no consent by a Borrower or the Administrative Agent to any such assignment shall be unreasonably withheld or delayed (it being agreed that it will not be unreasonable for the Applicable Borrower(s) to withhold consent to an assignment to any assignee whose long-term debt obligations are then rated below Baa3 by Moody's Investors Service, Inc. or below BBB-by Standard & Poor's Ratings Services).

Upon acceptance by the Administrative Agent of such Assignment and Acceptance as provided below, from and after the effective date specified in such Assignment and Acceptance, the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all of the assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto, subject to Section 11.07 hereof). Upon its receipt of a duly completed Assignment and Acceptance executed by an assigning Lender and an assignee, the assignee's completed Administrative Questionnaire (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in clause (iv) of this Section 11.06(b) and any consent of the Borrowers to such assignment required by this Section, the Administrative Agent shall accept such Assignment and Acceptance and record the effectiveness thereof in the register maintained by it for such purpose. No assignment shall be effective for purposes of this Agreement unless it


                               Credit Agreement
                               ----------------
has been accepted and so recorded in such register.

          (c) A Lender may sell or agree to sell to one or more other Persons (each a "Participant") a participation in all or any part of any Loans held by
         -----------
it, or in its Commitment(s), provided that such Participant shall not have any
                             --------
rights or obligations under this Agreement or any Note (the Participant's rights against such Lender in respect of such participation to be those set forth in the agreements executed by such Lender in favor of the Participant). All amounts payable by a Borrower to any Lender under Section 5 hereof in respect of Loans held by it, and its Commitment(s), shall be determined as if such Lender had not sold or agreed to sell any participations in such Loans and Commitment(s), and as if such Lender were funding each of such Loan and Commitment(s) in the same way that it is funding the portion of such Loan and Commitment(s) in which no participations have been sold. In no event shall a Lender that sells a participation under any Tranche agree with the Participant to take or refrain from taking any action hereunder except that such Lender may agree with the Participant that it will not, without the consent of the Participant, agree to (i) increase or extend the term of such Lender's Commitment under such Tranche, (ii) extend the date fixed for the payment of principal of or interest on the related Loan or Loans under such Tranche or any portion of any fee hereunder payable to the Participant under such Tranche,
(iii) reduce the amount of any such payment of principal, (iv) reduce the rate at which interest is payable on such principal, or any such fee hereunder payable to the Participant, to a level below the rate at which the Participant is entitled to receive such interest or fee or (v) consent to any modification, supplement or waiver hereof to the extent that the same, under Section 11.04 hereof, requires the consent of each Lender under such Tranche or all of the Lenders.

          (d) In addition to the assignments and participations permitted under the foregoing provisions of this Section 11.06, any Lender may (without notice to any Borrower, the Administrative Agent or any other Lender and without payment of any fee) assign and pledge all or any portion of its Loans and its Notes to any Federal Reserve Bank as collateral security pursuant to Regulation A and any Operating Circular issued by such Federal Reserve Bank.

          (e) A Lender may furnish any information concerning any Borrower or any of its Subsidiaries in the possession of such Lender from time to time to assignees and participants (including prospective assignees and participants), subject, however, to the provisions of Section 11.12(b) hereof.

          (f) Anything in this Section 11.06 to the contrary notwithstanding, no Lender may assign or participate any interest in any Loan held by it hereunder to any Borrower or any of its Affiliates or Subsidiaries, and none of the Borrowers and their respective Affiliates and Subsidiaries shall acquire any such assignment or participation, without the prior consent of each Lender.

          11.07 Survival. The obligations of each Borrower under Sections 2.12,
                --------
5.01, 5.05, 5.06, 11.03 and 11.13 hereof, and the obligations of the Lenders under Section 10.05 hereof, shall survive the repayment of the Loans and the termination of the Commitments and, in


                               Credit Agreement
                               ----------------
the case of any Lender that may assign any interest in its Commitment or Loans hereunder, shall survive the making of such assignment, notwithstanding that such assigning Lender may cease to be a "Lender" hereunder. In addition, each representation and warranty made, or deemed to be made by a notice of any Loan, herein or pursuant hereto shall survive the making of such representation and warranty, and no Lender shall be deemed to have waived, by reason of making any Loan, any Default that may arise by reason of such representation or warranty proving to have been false or misleading, notwithstanding that such Lender or the Administrative Agent may have had notice or knowledge or reason to believe that such representation or warranty was false or misleading at the time such Loan was made.

          11.08  Captions. The table of contents and captions and section
                 --------
headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.

          11.09  Counterparts. This Agreement may be executed in any number of
                 ------------
counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart.

          11.10  Governing Law; Submission to Jurisdiction. This Agreement and
                 -----------------------------------------
the Notes shall be governed by, and construed in accordance with, the law of the State of New York without reference to choice of law doctrine. Each Borrower hereby submits to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of the Supreme Court of the State of New York sitting in New York County (including its Appellate Division), and of any other appellate court in the State of New York, for the purposes of all legal proceedings arising out of or relating to this Agreement or the transactions contemplated hereby. Each Borrower hereby irrevocably waives, to the fullest extent permitted by applicable law, any objection that it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

          11.11  Waiver of Jury Trial. EACH OF THE BORROWERS, THE ADMINISTRATIVE
                 --------------------
AGENT AND THE LENDERS HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE NOTES OR THE TRANSACTIONS CONTEMPLATED HEREBY.

          11.12  Treatment of Certain Information; Confidentiality.
                 -------------------------------------------------

          (a) Each Borrower acknowledges that from time to time financial advisory, investment banking and other services may be offered or provided to such Borrower or one or more of its Subsidiaries (in connection with this Agreement or otherwise) by any Lender or by one or more subsidiaries or affiliates of such Lender, and each Borrower hereby authorizes each Lender to share any information delivered to such Lender by such Borrower and its Subsidiaries


                               Credit Agreement
                               ----------------
pursuant to this Agreement, or in connection with the decision of such Lender to enter into this Agreement, to any such subsidiary or affiliate, it being understood that any such subsidiary or affiliate receiving such information shall be bound by the provisions of paragraph (b) below as if it were a Lender hereunder. Such authorization shall survive the repayment of the Loans and the termination of the Commitments.

          (b) Each Lender and the Administrative Agent agrees (on behalf of itself and each of its affiliates, directors, officers, employees and representatives) to use reasonable precautions to keep confidential, in accordance with their customary procedures for handling confidential information of the same nature and in accordance with safe and sound banking practices, any non-public information supplied to it by any Borrower pursuant to this Agreement that is identified by such Borrower as being confidential at the time the same is delivered to the Lenders or the Administrative Agent, provided that nothing
                                                         --------
herein shall limit the disclosure of any such information (i) after such information shall have become public (other than through a violation of this
Section 11.12), (ii) to the extent required by statute, rule, regulation or judicial process, (iii) to counsel for any of the Lenders or the Administrative Agent, (iv) to bank examiners (or any other regulatory authority having jurisdiction over any Lender or the Administrative Agent), or to auditors or accountants, (v) to the Administrative Agent or any other Lender, (vi) in connection with any litigation to which any one or more of the Lenders or the Administrative Agent is a party, or in connection with the enforcement of rights or remedies hereunder, (vii) to a subsidiary or affiliate of such Lender as provided in paragraph (a) above or (viii) to any assignee or participant (or prospective assignee or participant) so long as such assignee or participant (or prospective assignee or participant) first executes and delivers to the respective Lender a Confidentiality Agreement substantially in the form of Exhibit G hereto (or executes and delivers to such Lender an acknowledgement to the effect that it is bound by the provisions of this Section 11.12(b), which acknowledgement may be included as part of the respective assignment or participation agreement pursuant to which such assignee or participant acquires an interest in the Loans hereunder); provided, further, that in no event shall
                                     --------  -------
any Lender or the Administrative Agent be obligated or required to return any materials furnished by any Borrower. The obligations of any assignee that has executed a Confidentiality Agreement in the form of Exhibit G hereto shall be superseded by this Section 11.12 upon the date upon which such assignee becomes a Lender hereunder pursuant to Section 11.06(b) hereof.

          11.13  Judgment Currency. This is an international loan transaction in
                 -----------------
which the specification of Dollars or an Alternative Currency, as the case may be (the "Specified Currency"), and any payment in New York City or the country
         ------------------
of the Specified Currency, as the case may be (the "Specified Place"), is of the
                                                    ---------------
essence, and the Specified Currency shall be the currency of account in all events relating to Loans denominated in the Specified Currency. The payment obligations of the Borrowers under this Agreement and the Notes shall not be discharged by an amount paid in another currency or in another place, whether pursuant to a judgment or otherwise, to the extent that the amount so paid on conversion to the Specified Currency and transfer to the Specified Place under normal banking procedures does not yield the amount of the Specified Currency at the Specified Place due hereunder. If for the purpose of obtaining judgment in any court it is necessary to convert a sum due hereunder in the Specified


                               Credit Agreement
                               ----------------

Currency into another currency (the "Second Currency"), the rate of exchange
                                     ---------------
which shall be applied shall be that at which in accordance with normal banking procedures the Administrative Agent could purchase the Specified Currency with the Second Currency on the Business Day next preceding that on which such judgment is rendered. The obligation of each Borrower in respect of any such sum due from it to the Administrative Agent or any Lender hereunder shall, notwithstanding the rate of exchange actually applied in rendering such judgment, be discharged only to the extent that on the Business Day following receipt by the Administrative Agent or such Lender, as the case may be, of any sum adjudged to be due hereunder or under the Notes in the Second Currency to the Administrative Agent or such Lender, as the case may be, may in accordance with normal banking procedures purchase and transfer to the Specified Place the Specified Currency with the amount of the Second Currency so adjudged to be due; and each Borrower hereby, as a separate obligation and notwithstanding any such judgment, agrees to indemnify the Administrative Agent or such Lender, as the case may be, against, and to pay the Administrative Agent or such Lender, as the case may be, on demand in the Specified Currency, any difference between the sum originally due to the Administrative Agent or such Lender, as the case may be, in the Specified Currency and the amount of the Specified Currency so purchased and transferred.


                               Credit Agreement
                               ----------------

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

                                  BORROWERS
                                  ---------

                                  CAPITAL ONE FINANCIAL CORPORATION

                                  By  /s/ Stephen Linehan
                                    ------------------------------------
                                  Title:  Manger, Corporate Finance


                                  CAPITAL ONE BANK


                                  By  /s/ Stephen Linehan
                                    ------------------------------------
                                  Title:  Manger, Corporate Finance


                                  CAPITAL ONE, F.S.B.


                                  By  /s/ Stephen Linehan
                                     -----------------------------------
                                      Title:  Manger, Corporate Finance


                               Credit Agreement
                               ----------------

                                    LENDERS
                                    -------

                                    THE CHASE MANHATTAN BANK


                                    By /s/ Chirstine Herrick
                                      -------------------------------
                                       Title:  Vice President


                               Credit Agreement
                               ----------------

                               NATIONSBANK, N.A.


                               By /s/ Shelly K. Harper
                                 ------------------------------
                                Title:  Vice President


                               Credit Agreement
                               ----------------

                                DEUTSCHE BANK AG, NEW YORK AND/OR
                                CAYMAN ISLANDS BRANCHES


                                By /s/ Gayma Z. Shivnarian
                                  --------------------------------
                                   Title:  Director



                                By /s/ Ruth Leung
                                  --------------------------------
                                   Title:  Director


                               Credit Agreement
                               ----------------

                              MORGAN GUARANTY TRUST COMPANY OF NEW YORK


                              By  /s/ Maria H. Dell'Aquila
                                 --------------------------------
                                  Title:  Vice President


                               Credit Agreement
                               ----------------

                              BANK OF MONTREAL


                              By   /s/ Kanu Modi
                                  -----------------------------
                                   Title:  Director


                               Credit Agreement
                               ----------------

                              BARCLAYS BANK PLC


                              By  /s/ Richard Herder
                                 -----------------------------
                                  Title:  Director


                               Credit Agreement
                               ----------------

                              CITIBANK, N.A.


                              By /s/ Robert B. Goldstein
                                 ------------------------------
                                 Title: Managing Director


                               Credit Agreement
                               ----------------

                              CREDIT SUISSE FIRST BOSTON


                              By /s/ Jay Chall
                                 ------------------------------
                                 Title: Director


                              By /s/ Andrea E. Shkane
                                 ------------------------------
                                 Title: Vice President



                               Credit Agreement
                               ----------------

                              FIRST UNION NATIONAL BANK


                              By /s/ Carrie H. McAllister
                                 ------------------------------
                                 Title: Vice President



                               Credit Agreement
                               ----------------

                              FLEET NATIONAL BANK

                              By /s/ Julie A. Miller
                                 ------------------------------
                                 Title: Vice President



                               Credit Agreement
                               ----------------

                              SOCIETE GENERALE, NEW YORK BRANCH




                              By             /s/
                                -----------------------------
                                Title: Managing Director



                               Credit Agreement
                               ----------------

                              THE BANK OF NEW YORK


                              By             /s/
                                -----------------------------
                                Title: Vice President




                               Credit Agreement
                               ----------------

                              THE FIRST NATIONAL BANK OF CHICAGO


                              By             /s/
                                ----------------------------------
                                Title: Corporate Banking Officer



                               Credit Agreement
                               ----------------

                              ABN AMRO BANK, N.V.

                              By /s/ Giovanni P. Fallone
                                 ---------------------------
                                 Title: Group Vice President


                              By /s/ Parker H. Douglas
                                 --------------------------
                                 Title: Group Vice President




                               Credit Agreement
                               ----------------

                              MIDLAND BANK plc


                              By             /s/
                                ----------------------------------
                                Title:



                               Credit Agreement
                               ----------------

                              CREDIT LYONNAIS NEW YORK BRANCH


                              By /s/ Sebastian Rocco
                                 -------------------------------
                                Title: Senior Vice President



                               Credit Agreement
                               ----------------

                              THE ROYAL BANK OF SCOTLAND plc


                              By    /s/ Scott Barton
                                -----------------------------
                                Title: Vice President




                               Credit Agreement
                               ----------------

                              KBC BANK N.V.


                              By /s/ Michael V. Curran
                                -----------------------------
                                Title: Vice President



                              By /s/ Patrick J. Owens
                                 ----------------------------
                                 Title: Vice President



                               Credit Agreement
                               ----------------

                              LLOYDS BANK PLC


                              By /s/ Windsor R. Davies
                                 -------------------------------
                                 Title: Director, Corporate Banking, USA



                              By /s/ Paul Briamonte
                                 -------------------------------
                                 Title: Director, Acquisition & Project Finance,
                                                 USA


                               Credit Agreement
                               ----------------

                               ADMINISTRATIVE AGENT
                               --------------------

                               THE CHASE MANHATTAN BANK,
                                as Administrative Agent


                               By        /s/ Christine Herrick
                                 ----------------------------------
                                 Title: Vice President




                               Credit Agreement
                               ----------------

                                                                   SCHEDULE 2.01

                                  COMMITMENTS

------------------------------------------------------------------------------------------------------------------------
NAME OF LENDER                            TRANCHE A-($)  TRANCHE A-(MC)  TRANCHE B-($)  TRANCHE B-(MC)      TOTAL
------------------------------------------------------------------------------------------------------------------------
The Chase Manhattan Bank                  $ 44,462,500    $ 20,000,000   $ 13,537,500    $ 17,500,000   $   95,500,000
------------------------------------------------------------------------------------------------------------------------
Nationsbank, N.A.                         $ 40,750,000    $ 20,000,000   $ 14,250,000    $ 15,000,000   $   90,000,000
------------------------------------------------------------------------------------------------------------------------
Deutsche Bank AG, New York and/or         $ 40,750,000    $ 20,000,000   $ 14,250,000    $ 15,000,000   $   90,000,000
Cayman Islands Branches
------------------------------------------------------------------------------------------------------------------------
Morgan Guaranty Trust Company of New      $ 40,750,000    $ 20,000,000   $ 14,250,000    $ 15,000,000   $   90,000,000
York
------------------------------------------------------------------------------------------------------------------------
Bank of Montreal                          $ 33,587,500    $ 14,000,000   $ 15,412,500    $  7,500,000   $   70,500,000
------------------------------------------------------------------------------------------------------------------------
Barclays Bank plc                         $ 33,587,500    $ 14,000,000   $ 15,412,500    $  7,500,000   $   70,500,000
------------------------------------------------------------------------------------------------------------------------
Citibank, N.A.                            $ 33,587,500    $ 14,000,000   $ 15,412,500    $  7,500,000   $   70,500,000
------------------------------------------------------------------------------------------------------------------------
Credit Suisse First Boston                $ 33,587,500    $ 14,000,000   $ 15,412,500    $  7,500,000   $   70,500,000
------------------------------------------------------------------------------------------------------------------------
First Union National Bank                 $ 33,587,500    $ 14,000,000   $ 15,412,500    $  7,500,000   $   70,500,000
------------------------------------------------------------------------------------------------------------------------
Fleet National Bank                       $ 33,587,500    $ 14,000,000   $ 15,412,500    $  7,500,000   $   70,500,000
------------------------------------------------------------------------------------------------------------------------
Societe Generale, New York Branch         $ 33,587,500    $ 14,000,000   $ 15,412,500    $  7,500,000   $   70,500,000
------------------------------------------------------------------------------------------------------------------------
The Bank of New York                      $ 33,587,500    $ 14,000,000   $ 15,412,500    $  7,500,000   $   70,500,000
------------------------------------------------------------------------------------------------------------------------
The First National Bank of Chicago        $ 33,587,500    $ 14,000,000   $ 15,412,500    $  7,500,000   $   70,500,000
------------------------------------------------------------------------------------------------------------------------
ABN AMRO Bank, N.V.                       $ 21,750,000    $ 12,000,000   $ 11,250,000    $  5,000,000   $   50,000,000
------------------------------------------------------------------------------------------------------------------------
Midland Bank plc                          $ 21,750,000    $ 12,000,000   $ 11,250,000    $  5,000,000   $   50,000,000
------------------------------------------------------------------------------------------------------------------------
Credit Lyonnais New York Branch           $ 11,875,000    $  5,000,000   $  5,625,000    $  2,500,000   $   25,000,000
------------------------------------------------------------------------------------------------------------------------
The Royal Bank of Scotland plc            $ 11,875,000    $  5,000,000   $  5,625,000    $  2,500,000   $   25,000,000
------------------------------------------------------------------------------------------------------------------------
KBC Bank N.V.                             $ 11,875,000    $  5,000,000   $  5,625,000    $  2,500,000   $   25,000,000
------------------------------------------------------------------------------------------------------------------------
Lloyds Bank plc                           $ 11,875,000    $  5,000,000   $  5,625,000    $  2,500,000   $   25,000,000
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
TOTAL                                     $560,000,000    $250,000,000   $240,000,000    $150,000,000   $1,200,000,000
----------------------------------------------------------------------------------------------------------------------

                               Credit Agreement
                               ----------------

                                                                   SCHEDULE 7.03

                              CERTAIN LITIGATION

     During 1995, a lawsuit was filed against COB on behalf of a putative class of California debtors alleging that certain collection practices engaged in by Signet Bank, a wholly-owned subsidiary of Signet Banking Corporation(1), and, subsequently, by COB violated certain California state laws and constitutional and common law duties. Specifically, plaintiffs allege that filing lawsuits in Virginia against California debtors who had defaulted on their credit card agreements, obtaining judgments in Virginia and enforcing those judgments using Virginia garnishments proceedings was improper.

     In early 1997, the Superior Court of California in the County of Almeda entered judgment in favor of COB on all of the plaintiffs' claims. The plaintiffs appealed the ruling to the California Court of Appeals. In early 1999, the California Court of Appeals affirmed the trial court's ruling in favor of COB on six counts, but reversed the trial court's ruling on two counts of the plaintiffs' complaint. COB has petitioned for further appellate review of the California Court of Appeals ruling on the two remaining counts.

     Because no specific measure of damages is demanded in the complaint of the California case and the trial court entered judgment in favor of COB before the parties completed any significant discovery, an informed assessment of the ultimate outcome of this case cannot be made at this time. Management believes, however, that there are meritorious defenses to this lawsuit and intends to defend it vigorously.

     COFC and its Subsidiaries are commonly subject to various other pending and threatened legal actions arising from the conduct of their normal business activities. In the opinion of management, the ultimate aggregate liability, if any, arising out of any pending or threatened action will not have a material adverse effect on the consolidated financial condition of COFC and its Subsidiaries. At the present time, however, management is not in a position to determine whether the resolution of any pending or threatened litigation will have a material adverse effect on the consolidated results of operations of COFC and its Subsidiaries in any future reporting period.


__________
(1) Signet Bank and Signet Banking Corporation were acquired by First Union National Bank and First Union Corporation, respectively, as of November 30, 1997.

                               Credit Agreement
                               ----------------

                                                                     EXHIBIT A-1

                         [Form of Tranche A-($) Note]

                                PROMISSORY NOTE

$_______________                                                  May 25, 1999
                                                            New York, New York

          FOR VALUE RECEIVED, [CAPITAL ONE BANK, a bank chartered under the laws of the Commonwealth of Virginia][CAPITAL ONE, F.S.B., a Federal savings bank chartered under the laws of the United States of America] (the "Borrower"),
                                                                --------
hereby promises to pay to the order of __________________ (the "Lender"), for
                                                                ------
account of its respective Applicable Lending Offices provided for by the Credit Agreement referred to below, at the principal office of The Chase Manhattan Bank at 270 Park Avenue, New York, New York 10017, the principal sum of _______________ Dollars (or such lesser amount as shall equal the aggregate unpaid principal amount of the Tranche A-($) Loans made by the Lender to the Borrower under the Credit Agreement), in lawful money of the United States of America and in immediately available funds, on the dates and in the principal amounts provided in the Credit Agreement, and to pay interest on the unpaid principal amount of each such Tranche A-($) Loan, at such office, in like money and funds, for the period commencing on the date of such Tranche A-($) Loan until such Tranche A-($) Loan shall be paid in full, at the rates per annum and on the dates provided in the Credit Agreement.

          The date, amount, Type, interest rate and duration of Interest Period of each Tranche A-($) Loan made by the Lender to the Borrower, and each payment made on account of the principal thereof, shall be recorded by the Lender on its books and, prior to any transfer of this Note, endorsed by the Lender on the schedule attached hereto or any continuation thereof, provided that the failure
                                                      --------
of the Lender to make any such recordation (or any error in making any such recordation) or endorsement shall not affect the obligations of the Borrower to make a payment when due of any amount owing under the Credit Agreement or hereunder in respect of the Tranche A-($) Loans made by the Lender.

          This Note is one of the Tranche A-($) Notes referred to in the Second Amended and Restated Credit Agreement dated as of May 25, 1999 (as modified and supplemented and in effect from time to time, the "Credit Agreement") among
                                                   ----------------
Capital One Financial Corporation, Capital One Bank, Capital One, F.S.B., the lenders party thereto (including the Lender) and The Chase Manhattan Bank, as Administrative Agent, and evidences Tranche A-($) Loans made by the Lender thereunder. Terms used but not defined in this Note have the respective meanings assigned to them in the Credit Agreement.

          The Credit Agreement provides for the acceleration of the maturity of this Note upon the occurrence of certain events and for prepayments of Loans upon the terms and conditions specified therein.


                              Tranche A-($) Note
                              ------------------

          Except as permitted by Section 11.06 of the Credit Agreement, this Note may not be assigned by the Lender to any other Person.

          This Note shall be governed by, and construed in accordance with, the law of the State of New York without reference to choice of law doctrine.

                                        [CAPITAL ONE BANK]

                                        [CAPITAL ONE, F.S.B.]



                                        By_________________________
                                          Title:

                              Tranche A-($) Note
                              ------------------

                        SCHEDULE OF TRANCHE A-($) LOANS

          This Note evidences Tranche A-($) Loans made under the within-described Credit Agreement to the Borrower, on the dates, in the principal amounts, of the Types, bearing interest at the rates and having Interest Periods of the durations set forth below, subject to the payments and prepayments of principal set forth below:

Principal                             Maturity    Amount    Unpaid
Amount        Type of    Interest     Date of     Paid or   Principal   Notation
of Loan       Loan       Rate         Loan        Prepaid   Amount      Made By
-------       ----       ----         ----        -------   ------      -------

                              Tranche A-($) Note
                              ------------------

                                                                     EXHIBIT A-2

                         [Form of Tranche A-(MC) Note]

                                PROMISSORY NOTE

$_______________                                                  May 25, 1999
                                                            New York, New York

          FOR VALUE RECEIVED, [CAPITAL ONE BANK, a bank chartered under the laws of the Commonwealth of Virginia][CAPITAL ONE, F.S.B., a Federal savings bank chartered under the laws of the United States of America] (the "Borrower"),
                                                                --------
hereby promises to pay to the order of __________________ (the "Lender"), for
                                                                ------
account of its respective Applicable Lending Offices provided for by the Credit Agreement referred to below, at the principal office of The Chase Manhattan Bank at 270 Park Avenue, New York, New York 10017, the principal sum of _______________ Dollars (or such other amount as shall equal the aggregate unpaid principal amount of the Tranche A-(MC) Loans made by the Lender to the Borrower under the Credit Agreement), in the respective Currencies in which such Loans are denominated and in immediately available funds, on the dates and in the principal amounts provided in the Credit Agreement, and to pay interest on the unpaid principal amount of each such Tranche A-(MC) Loan, at such office, in like money and funds, for the period commencing on the date of such Tranche A-
(MC) Loan until such Tranche A-(MC) Loan shall be paid in full, at the rates per annum and on the dates provided in the Credit Agreement.

          The date, amount, Type, Currency, interest rate and duration of Interest Period of each Tranche A-(MC) Loan made by the Lender to the Borrower, and each payment made on account of the principal thereof, shall be recorded by the Lender on its books and, prior to any transfer of this Note, endorsed by the Lender on the schedule attached hereto or any continuation thereof, provided
                                                                    --------
that the failure of the Lender to make any such recordation (or any error in making any such recordation) or endorsement shall not affect the obligations of the Borrower to make a payment when due of any amount owing under the Credit Agreement or hereunder in respect of the Tranche A-(MC) Loans made by the Lender.

          This Note is one of the Tranche A-(MC) Notes referred to in the Second Amended and Restated Credit Agreement dated as of May 25, 1999 (as modified and supplemented and in effect from time to time, the "Credit Agreement") among
                                                   ----------------
Capital One Financial Corporation, Capital One Bank, Capital One, F.S.B., the lenders party thereto (including the Lender) and The Chase Manhattan Bank, as Administrative Agent, and evidences Tranche A-(MC) Loans made by the Lender thereunder. Terms used but not defined in this Note have the respective meanings assigned to them in the Credit Agreement.

          The Credit Agreement provides for the acceleration of the maturity of this Note upon the occurrence of certain events and for prepayments of Loans upon the terms and conditions specified therein.

                              Tranche A-(MC) Note
                              -------------------

          Except as permitted by Section 11.06 of the Credit Agreement, this Note may not be assigned by the Lender to any other Person.

          This Note shall be governed by, and construed in accordance with, the law of the State of New York without reference to choice of law doctrine.

                                        [CAPITAL ONE BANK]
                                        [CAPITAL ONE, F.S.B.]


                                        By_________________________

                                          Title:

                              Tranche A-(MC) Note
                              -------------------

                       SCHEDULE OF TRANCHE A-(MC) LOANS

          This Note evidences Tranche A-(MC) Loans made under the within-described Credit Agreement to the Borrower, on the dates, in the principal amounts, of the Types and Currencies, bearing interest at the rates and having Interest Periods of the durations set forth below, subject to the payments and prepayments of principal set forth below:

Principal     Type and                  Maturity    Amount      Unpaid
Amount        Currency     Interest     Date of     Paid or     Principal    Notation
of Loan       of Loan      Rate         Loan        Prepaid     Amount       Made By
-------       -------      ----         ----        -------     ------       -------

                              Tranche A-(MC) Note
                              -------------------

                                                                     EXHIBIT A-3

                         [Form of Tranche B-($) Note]

                                PROMISSORY NOTE

$______________                                                   May 25, 1999
                                                            New York, New York

          FOR VALUE RECEIVED, [CAPITAL ONE BANK, a bank chartered under the laws of the Commonwealth of Virginia][CAPITAL ONE, F.S.B., a Federal savings bank chartered under the laws of the United States of America][CAPITAL ONE FINANCIAL CORPORATION, a corporation organized under the laws of the State of Delaware] (the "Borrower"), hereby promises to pay to the order of __________________ (the
      --------
"Lender"), for account of its respective Applicable Lending Offices provided for
 ------
by the Credit Agreement referred to below, at the principal office of The Chase Manhattan Bank at 270 Park Avenue, New York, New York 10017, the principal sum of _______________ Dollars (or such lesser amount as shall equal the aggregate unpaid principal amount of the Tranche B-($) Loans made by the Lender to the Borrower under the Credit Agreement), in lawful money of the United States of America and in immediately available funds, on the dates and in the principal amounts provided in the Credit Agreement, and to pay interest on the unpaid principal amount of each such Tranche B-($) Loan, at such office, in like money and funds, for the period commencing on the date of such Tranche B-($) Loan until such Tranche B-($) Loan shall be paid in full, at the rates per annum and on the dates provided in the Credit Agreement.

          The date, amount, Type, interest rate and duration of Interest Period of each Tranche B-($) Loan made by the Lender to the Borrower, and each payment made on account of the principal thereof, shall be recorded by the Lender on its books and, prior to any transfer of this Note, endorsed by the Lender on the schedule attached hereto or any continuation thereof, provided that the failure
                                                      --------
of the Lender to make any such recordation (or any error in making any such recordation) or endorsement shall not affect the obligations of the Borrower to make a payment when due of any amount owing under the Credit Agreement or hereunder in respect of the Tranche B-($) Loans made by the Lender.

          This Note is one of the Tranche B-($) Notes referred to in the Second Amended and Restated Credit Agreement dated as of May 25, 1999 (as modified and supplemented and in effect from time to time, the "Credit Agreement") among
                                                   ----------------
Capital One Financial Corporation, Capital One Bank, Capital One, F.S.B., the lenders party thereto (including the Lender) and The Chase Manhattan Bank, as Administrative Agent, and evidences Tranche B-($) Loans made by the Lender thereunder. Terms used but not defined in this Note have the respective meanings assigned to them in the Credit Agreement.

          The Credit Agreement provides for the acceleration of the maturity of this Note upon the occurrence of certain events and for prepayments of Loans upon the terms and conditions specified therein.

                              Tranche B-($) Note
                              ------------------

          Except as permitted by Section 11.06 of the Credit Agreement, this Note may not be assigned by the Lender to any other Person.

          This Note shall be governed by, and construed in accordance with, the law of the State of New York without reference to choice of law doctrine.

                                        [CAPITAL ONE BANK]
                                        [CAPITAL ONE, F.S.B.]
                                        [CAPITAL ONE FINANCIAL CORPORATION]


                                        By_________________________

                                          Title:

                              Tranche B-($) Note
                              ------------------

                        SCHEDULE OF TRANCHE B-($) LOANS

          This Note evidences Tranche B-($) Loans made under the within-described Credit Agreement to the Borrower, on the dates, in the principal amounts, of the Types, bearing interest at the rates and having Interest Periods of the durations set forth below, subject to the payments and prepayments of principal set forth below:

Principal                            Maturity    Amount      Unpaid
Amount      Type of     Interest     Date of     Paid or     Principal    Notation
of Loan     Loan        Rate         Loan        Prepaid     Amount       Made By
-------     ----        ----         ----        -------     ------       -------

                              Tranche B-($) Note
                              ------------------

                                                                     EXHIBIT A-4

                         [Form of Tranche B-(MC) Note]

                                PROMISSORY NOTE

$_______________                                                  May 25, 1999
                                                            New York, New York

          FOR VALUE RECEIVED, [CAPITAL ONE BANK, a bank chartered under the laws of the Commonwealth of Virginia][CAPITAL ONE, F.S.B., a Federal savings bank chartered under the laws of the United States of America][CAPITAL ONE FINANCIAL CORPORATION, a corporation organized under the laws of the State of Delaware] (the "Borrower"), hereby promises to pay to the order of __________________ (the
      --------
"Lender"), for account of its respective Applicable Lending Offices provided for
 ------
by the Credit Agreement referred to below, at the principal office of The Chase Manhattan Bank at 270 Park Avenue, New York, New York 10017, the principal sum of _______________ Dollars (or such other amount as shall equal the aggregate unpaid principal amount of the Tranche B-(MC) Loans made by the Lender to the Borrower under the Credit Agreement), in the respective Currencies in which such Loans are denominated and in immediately available funds, on the dates and in the principal amounts provided in the Credit Agreement, and to pay interest on the unpaid principal amount of each such Tranche B-(MC) Loan, at such office, in like money and funds, for the period commencing on the date of such Tranche B-
(MC) Loan until such Tranche B-(MC) Loan shall be paid in full, at the rates per annum and on the dates provided in the Credit Agreement.

          The date, amount, Type, Currency, interest rate and duration of Interest Period of each Tranche B-(MC) Loan made by the Lender to the Borrower, and each payment made on account of the principal thereof, shall be recorded by the Lender on its books and, prior to any transfer of this Note, endorsed by the Lender on the schedule attached hereto or any continuation thereof, provided
                                                                    --------
that the failure of the Lender to make any such recordation (or any error in making any such recordation) or endorsement shall not affect the obligations of the Borrower to make a payment when due of any amount owing under the Credit Agreement or hereunder in respect of the Tranche B-(MC) Loans made by the Lender.

          This Note is one of the Tranche B-(MC) Notes referred to in the Second Amended and Restated Credit Agreement dated as of May 25, 1999 (as modified and supplemented and in effect from time to time, the "Credit Agreement") among
                                                   ----------------
Capital One Financial Corporation, Capital One Bank, Capital One, F.S.B., the lenders party thereto (including the Lender) and The Chase Manhattan Bank, as Administrative Agent, and evidences Tranche B-(MC) Loans made by the Lender thereunder. Terms used but not defined in this Note have the respective meanings assigned to them in the Credit Agreement.

          The Credit Agreement provides for the acceleration of the maturity of this Note upon the occurrence of certain events and for prepayments of Loans upon the terms and conditions specified therein.

                              Tranche B-(MC) Note
                              -------------------

          Except as permitted by Section 11.06 of the Credit Agreement, this Note may not be assigned by the Lender to any other Person.

          This Note shall be governed by, and construed in accordance with, the law of the State of New York without reference to choice of law doctrine.

                                        [CAPITAL ONE BANK]
                                        [CAPITAL ONE, F.S.B.]
                                        [CAPITAL ONE FINANCIAL CORPORATION]


                                        By_________________________
                                          Title:

                              Tranche B-(MC) Note
                              -------------------

                       SCHEDULE OF TRANCHE B-(MC) LOANS

          This Note evidences Tranche B-(MC) Loans made under the within-described Credit Agreement to the Borrower, on the dates, in the principal amounts, of the Types and Currencies, bearing interest at the rates and having Interest Periods of the durations set forth below, subject to the payments and prepayments of principal set forth below:

Principal    Type and                  Maturity    Amount      Unpaid
Amount       Currency     Interest     Date of     Paid or     Principal    Notation
of Loan      of Loan      Rate         Loan        Prepaid     Amount       Made By
-------      -------      ----         ----        -------     ------       -------

                              Tranche B-(MC) Note
                              -------------------

                                                                     EXHIBIT A-5

                          [Form of Money Market Note]

                                PROMISSORY NOTE

                                                                    May 25, 1999
                                                              New York, New York

          FOR VALUE RECEIVED, [CAPITAL ONE BANK, a bank chartered under the laws of the Commonwealth of Virginia][CAPITAL ONE, F.S.B., a Federal savings bank chartered under the laws of the United States of America][CAPITAL ONE FINANCIAL CORPORATION, a corporation organized under the laws of the State of Delaware] (the "Borrower"), hereby promises to pay to the order of __________________ (the
      --------
"Lender"), for account of its respective Applicable Lending Offices provided for
 ------
by the Credit Agreement referred to below, at the principal office of The Chase Manhattan Bank at 270 Park Avenue, New York, New York 10017, the aggregate unpaid principal amount of the Money Market Loans made by the Lender to the Borrower under the Credit Agreement, in the respective Currencies in which such Loans are denominated and in immediately available funds, on the dates and in the principal amounts provided in the Credit Agreement, and to pay interest on the unpaid principal amount of each such Money Market Loan, at such office, in like money and funds, for the period commencing on the date of such Money Market Loan until such Money Market Loan shall be paid in full, at the rates per annum and on the dates provided in the Credit Agreement.

          The date, amount, Tranche, Type, Currency, interest rate and maturity date of each Money Market Loan made by the Lender to the Borrower, and each payment made on account of the principal thereof, shall be recorded by the Lender on its books and, prior to any transfer of this Note, endorsed by the Lender on the schedule attached hereto or any continuation thereof, provided
                                                                    --------
that the failure of the Lender to make any such recordation (or any error in making any such recordation) or endorsement shall not affect the obligations of the Borrower to make a payment when due of any amount owing under the Credit Agreement or hereunder in respect of the Money Market Loans made by the Lender.

          This Note is one of the Money Market Notes referred to in the Second Amended and Restated Credit Agreement dated as of May 25, 1999 (as modified and supplemented and in effect from time to time, the "Credit Agreement") among
                                                   ----------------
Capital One Financial Corporation, Capital One Bank, Capital One, F.S.B., the lenders party thereto (including the Lender) and The Chase Manhattan Bank, as Administrative Agent, and evidences Money Market Loans made by the Lender thereunder. Terms used but not defined in this Note have the respective meanings assigned to them in the Credit Agreement.

          The Credit Agreement provides for the acceleration of the maturity of this Note upon the occurrence of certain events and for prepayments of Money Market Loans upon the terms and conditions specified therein.


                               Money Market Note
                               -----------------

          Except as permitted by Section 11.06 of the Credit Agreement, this Note may not be assigned by the Lender to any other Person.

          This Note shall be governed by, and construed in accordance with, the law of the State of New York without reference to choice of law doctrine.

                                             [CAPITAL ONE BANK]
                                             [CAPITAL ONE, F.S.B.]
                                             [CAPITAL ONE FINANCIAL CORPORATION]



                                             By_________________________________
                                               Title:


                               Money Market Note
                               -----------------

                         SCHEDULE OF MONEY MARKET LOANS

          This Note evidences Money Market Loans made under the within-described Credit Agreement to the Borrower, on the dates, in the principal amounts, under the Tranches and of the Types and Currencies, bearing interest at the rates and maturing on the dates set forth below, subject to the payments and prepayments of principal set forth below:

              Tranche,
Principal     Type and                  Maturity      Amount       Unpaid
 Amount of    Currency     Interest      Date of      Paid or     Principal    Notation
 Loan          of Loan       Rate         Loan        Prepaid      Amount       Made By
----------    --------     --------     --------      -------     ---------    --------


                               Money Market Note
                               -----------------

                                                                     EXHIBIT B-1

             [Form of Opinion of Special Counsel to the Borrowers]


                                                                    May 25, 1999



Each of the Lenders party
 to the Credit Agreement
 referred to below
The Chase Manhattan Bank,
 as Administrative Agent
270 Park Avenue
New York, New York  10017

Ladies and Gentlemen:

          We have acted as special counsel to Capital One Financial Corporation ("COFC"), Capital One Bank ("COB"), Capital One, F.S.B. ("FSB" and, collectively
  ----                       ---                          ---
with COFC and COB, the "Borrowers") in connection with (i) the Second Amended
                        ---------
and Restated Credit Agreement (the "Credit Agreement") dated as of May 25, 1999
                                    ----------------
among the Borrowers, the Lenders party thereto and The Chase Manhattan Bank, as Administrative Agent, providing for loans to be made by the Lenders to the Borrowers in an aggregate principal amount not exceeding $1,200,000,000 (or, to the extent specified in the Credit Agreement, its equivalent in certain foreign currencies and as such amount may be increased pursuant to Section 2.11 of the Credit Agreement) and (ii) the various other agreements, instruments and other documents referred to in the next following paragraph. Capitalized terms used but not defined herein have the respective meanings given to such terms in the Credit Agreement. This opinion is being delivered pursuant to Section 6.01(c) of the Credit Agreement.

          In rendering the opinions expressed below, we have examined the following agreements, instruments and other documents:

          (a)  the Credit Agreement;

          (b)  the Notes; and

          (c) such records of the Borrowers and such other documents as we have deemed necessary as a basis for the opinions expressed below.


                  Opinion of Special Counsel to the Borrowers
                  -------------------------------------------

The agreements, instruments and other documents referred to in clauses (a) and
(b) above are collectively referred to as the "Credit Documents".
                                               ----------------

          In our examination, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals and the conformity with authentic original documents of all documents submitted to us as copies. When relevant facts were not independently established, we have relied upon statements of governmental officials and upon representations made in or pursuant to the Credit Documents and certificates of appropriate representatives of the Borrowers.

          In rendering the opinions expressed below, we have assumed, with respect to all of the documents referred to in this opinion letter, that (except, to the extent set forth in the opinions expressed below, as to the Borrowers):

          (i) such documents have been duly authorized by, have been duly executed and delivered by, and constitute legal, valid, binding and enforceable obligations of, all of the parties to such documents;

          (ii)   all signatories to such documents have been duly authorized;
and

          (iii) all of the parties to such documents are duly organized and validly existing and have the power and authority (corporate or other) to execute, deliver and perform such documents.

          Based upon and subject to the foregoing and subject also to the comments and qualifications set forth below, and having considered such questions of law as we have deemed necessary as a basis for the opinions expressed below, we are of the opinion that:

          1. A Virginia court or a Federal court sitting in Virginia in a diversity action should, under conflicts of law principles observed by the courts of Virginia, if properly presented with the issue, give effect to those provisions of the Credit Documents providing that such documents are to be governed by and construed in accordance with the laws of the State of New York.

          2. Each Borrower has all requisite corporate power to execute and deliver, and to perform its obligations under, the Credit Documents to which it is a party. Each Borrower has all requisite corporate power to borrow under the Credit Agreement.

          3. The execution, delivery and performance by each Borrower of each Credit Document to which it is a party, and the borrowings by each Borrower under the Credit Agreement, have been duly authorized by all necessary corporate action on the part of such Borrower.

          4. Each Credit Document constitutes the legal, valid and binding obligation of each Borrower, enforceable against each Borrower in accordance with its terms, except as may


                  Opinion of Special Counsel to the Borrowers
                  -------------------------------------------
be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights of creditors generally (as such laws would apply in the event of the insolvency, receivership, conservatorship or reorganization of, or other similar occurrence with respect to, COB or FSB) and except as the enforceability of the Credit Documents is subject to the application of general principles of equity (regardless of whether considered in a proceeding in equity or at law), including, without limitation, (i) the possible unavailability of specific performance, injunctive relief or any other equitable remedy and (ii) concepts of materiality, reasonableness, good faith and fair dealing.

          5. No authorization, approval or consent of, and no filing or registration with, any governmental or regulatory authority or agency of the United States of America or the Commonwealth of Virginia is required on the part of any Borrower for the execution, delivery or performance by any Borrower of any of the Credit Documents to which such Borrower is a party or for the borrowings by any Borrower under the Credit Agreement.

          6. The execution, delivery and performance by each Borrower of, and the consummation by each Borrower of the transactions contemplated by, the Credit Documents to which such Borrower is a party do not and will not (i) violate any provision of its charter or by-laws (or equivalent constitutional documents) or (ii) violate any law, rule or regulation of the United States of America or the Commonwealth of Virginia.

          The foregoing opinions are subject to the following comments and qualifications:

          (a) The enforceability of Section 11.03 of the Credit Agreement may be limited by (i) laws rendering unenforceable indemnification contrary to Federal or state securities laws and the public policy underlying such laws and
(ii) laws limiting the enforceability of provisions exculpating or exempting a party from, or requiring indemnification of a party for, liability for its own action or inaction, to the extent the action or inaction involves gross negligence, recklessness, willful misconduct or unlawful conduct.

          (b) The enforceability of provisions in the Credit Documents to the effect that terms may not be waived or modified except in writing may be limited under certain circumstances.

          (c) We express no opinion as to (i) the effect of the laws of any jurisdiction in which any Lender is located (other than the State of New York) that limit the interest, fees or other charges such Lender may impose, (ii)
Section 4.07(c) of the Credit Agreement, (iii) the second sentence of Section
11.10 of the Credit Agreement, insofar as such sentence relates to the subject matter jurisdiction of the United States District Court for the Southern District of New York to adjudicate any controversy related to any of the Credit Documents and (iv) Section 11.13 of the Credit Agreement.

          (d) We express no opinion in paragraph 6 above as to whether, by reason of the assumption by COB of the Undertaking set forth in Section 2.12 of the Credit Agreement, COFC would be required to licensed as a bank holding company under the Bank Holding


                  Opinion of Special Counsel to the Borrowers
                  -------------------------------------------

Company Act of 1956, as amended (the "BHCA"), by
                                      ----
reason of the failure of COB to fall within the exclusion from the definition of the term "bank" contained in Section 2(c)(2)(F) of the BHCA.

          The foregoing opinions are limited to matters involving the Federal laws of the United States, the Delaware General Corporation Law and the laws of the State of New York and the Commonwealth of Virginia, and we do not express any opinion as to the laws of any other jurisdiction.

          At the request of our clients, this opinion letter is, pursuant to
Section 6.01(c) of the Credit Agreement, provided to you by us in our capacity as special counsel to the Borrowers and may not be relied upon by any Person for any purpose other than in connection with the transactions contemplated by the Credit Agreement without, in each instance, our prior written consent.

                               Very truly yours,


                  Opinion of Special Counsel to the Borrowers
                  -------------------------------------------

                                                                     EXHIBIT B-2


                 [Form of Opinion of Counsel to the Borrowers]


                                                                    May 25, 1999


Each of the Lenders party
to the Credit Agreement
referred to below
The Chase Manhattan Bank,
as Administrative Agent
270 Park Avenue
New York, New York  10017

Ladies and Gentlemen:

          I have acted as counsel to Capital One Financial Corporation ("COFC"),
                                                                         ----
Capital One Bank ("COB"), Capital One, F.S.B. ("FSB" and, collectively with COFC
                   ---                          ---
and COB, the "Borrowers") in connection with (i) the Second Amended and Restated
              ---------
Credit Agreement (the "Credit Agreement") dated as of May 25, 1999 among the
                       ----------------
Borrowers, the Lenders party thereto and The Chase Manhattan Bank, as Administrative Agent, providing for loans to be made by the Lenders to the Borrowers in an aggregate principal amount not exceeding $1,200,000,000 (or, to the extent specified in the Credit Agreement, its equivalent in certain foreign currencies and as such amount may be increased pursuant to Section 2.11 of the Credit Agreement) and (ii) the various other agreements, instruments and other documents referred to in the next following paragraph. Capitalized terms used but not defined herein have the respective meanings given to such terms in the Credit Agreement. This opinion letter is being delivered pursuant to Section 6.01(d) of the Credit Agreement.

          In rendering the opinions expressed below, I have examined the following agreements, instruments and other documents:

          (a)  the Credit Agreement;

          (b)  the Notes; and

          (c) such records of the Borrowers and such other documents as I have deemed necessary as a basis for the opinions expressed below.


                      Opinion of Counsel to the Borrowers
                      -----------------------------------

The agreements, instruments and other documents referred to in clauses (a) and
(b) above are collectively referred to as the "Credit Documents".
                                               ----------------

          In my examination, I have assumed the genuineness of all signatures, the authenticity of all documents submitted to me as originals and the conformity with authentic original documents of all documents submitted to me as copies. When relevant facts were not independently established, I have relied upon statements of governmental officials and upon representations made in or pursuant to the Credit Documents and certificates of appropriate representatives of the Borrowers.

          In rendering the opinions expressed below, I have assumed, with respect to all of the documents referred to in this opinion letter, that (except, to the extent set forth in the opinions expressed below, as to the Borrowers):

          (i) such documents have been duly authorized by, have been duly executed and delivered by, and constitute legal, valid, binding and enforceable obligations of, all of the parties to such documents;

          (ii)   all signatories to such documents have been duly authorized;
and

          (iii) all of the parties to such documents are duly organized and validly existing and have the power and authority (corporate or other) to execute, deliver and perform such documents.

          Based upon and subject to the foregoing and subject also to the qualifications set forth below, and having considered such questions of law as I have deemed necessary as a basis for the opinions expressed below, I am of the opinion that:

          1. COFC is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. COB is a bank duly organized, validly existing and in good standing under the laws of the Commonwealth of Virginia. FSB is a savings bank duly organized, validly existing and in good standing under the laws of the United States of America.

          2. Each Borrower has all requisite corporate power to execute and deliver, and to perform its obligations under, the Credit Documents to which it is a party. Each Borrower has all requisite corporate power to borrow under the Credit Agreement.

          3. The execution, delivery and performance by each Borrower of each Credit Document to which it is a party, and the borrowings by each Borrower under the Credit Agreement, have been duly authorized by all necessary corporate action on the part of such Borrower.

          4. Each Credit Document has been duly executed and delivered by each Borrower party thereto.


                      Opinion of Counsel to the Borrowers
                      -----------------------------------

          5. The execution, delivery and performance by each Borrower of, and the consummation by each Borrower of the transactions contemplated by, the Credit Documents to which such Borrower is a party do not and will not (a) violate any provision of its charter or by-laws (or equivalent constitutional documents), (b) violate any applicable law, rule or regulation, (c) violate any order, writ, injunction or decree of any court or governmental authority or agency or any arbitral award applicable to any Borrower or any of its Subsidiaries of which I have knowledge (after due inquiry) or (d) result in a breach of, constitute a default under, require any consent under, or result in the acceleration or required prepayment of any indebtedness pursuant to the terms of, any agreement or instrument of which I have knowledge (after due inquiry) to which any Borrower or any of its Subsidiaries is a party or by which any of them is bound or to which any of them is subject, or result in the creation or imposition of any Lien upon any Property of any Borrower or any of its Subsidiaries pursuant to the terms of any such agreement or instrument, except for any such conflict, breach, violation, default or consent that if not obtained, or Lien that if created, could not (either individually or in the aggregate) have a Material Adverse Effect and could not subject the Administrative Agent or any Lender to liability.

          6. Except as set forth in Schedule 7.03 of the Credit Agreement, I have no knowledge (after due inquiry) of any legal or arbitral proceedings, or any proceedings by or before any governmental or regulatory authority or agency, pending or threatened against or affecting any Borrower or any of its Subsidiaries or any of their respective Properties, except proceedings that, if adversely determined, would not have a Material Adverse Effect.

          The foregoing opinions are limited to matters involving the Federal laws of the United States, the Delaware General Corporation Law and the law of the Commonwealth of Virginia, and I do not express any opinion as to the laws of any other jurisdiction.

          At the request of my clients, this opinion letter is, pursuant to
Section 6.01(d) of the Credit Agreement, provided to you by me in my capacity as counsel to the Borrowers and may not be relied upon by any Person for any purpose other than in connection with the transactions contemplated by the Credit Agreement without, in each instance, my prior written consent.

                               Very truly yours,


                      Opinion of Counsel to the Borrowers
                      -----------------------------------

                                                                       EXHIBIT C

            [Form of Opinion of Special New York Counsel to Chase]


                                                                    May 25, 1999


Each of the Lenders party
 to the Credit Agreement
 referred to below
The Chase Manhattan Bank,
 as Administrative Agent
270 Park Avenue
New York, New York  10017

Ladies and Gentlemen:

          We have acted as special New York counsel to The Chase Manhattan Bank ("Chase") in connection with (i) the Second Amended and Restated Credit
  -----
Agreement dated as of May 25, 1999 (the "Credit Agreement") among Capital One
                                         ----------------
Financial Corporation ("COFC"), Capital One Bank ("COB"), Capital One, F.S.B
                        ----                       ---
("FSB" and, collectively with COFC and COB, the "Borrowers"), the Lenders party
-----                                            ---------
thereto and Chase, as Administrative Agent, providing for loans to be made by the Lenders to the Borrowers in an aggregate principal amount not exceeding $1,200,000,000 (or, to the extent specified in the Credit Agreement, its equivalent in certain foreign currencies and as such amount may be increased pursuant to Section 2.11 of the Credit Agreement) and (ii) the various other agreements, instruments and other documents referred to in the next following paragraph. Capitalized terms used but not defined herein have the respective meanings given to such terms in the Credit Agreement. This opinion letter is being delivered pursuant to Section 6.01(e) of the Credit Agreement.

          In rendering the opinions expressed below, we have examined the following agreements, instruments and other documents:

          (a)  the Credit Agreement;

          (b)  the Notes; and

          (c) such records of the Borrowers and such other documents as we have deemed necessary as a basis for the opinions expressed below.


                 Opinion of Special New York Counsel to Chase
                 --------------------------------------------

The agreements, instruments and other documents referred to in clauses (a) and
(b) above are collectively referred to as the "Credit Documents".
                                               ----------------

          In our examination, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals and the conformity with authentic original documents of all documents submitted to us as copies. When relevant facts were not independently established, we have relied upon representations made in or pursuant to the Credit Documents.

          In rendering the opinions expressed below, we have assumed, with respect to all of the documents referred to in this opinion letter, that:

          (i) such documents have been duly authorized by, have been duly executed and delivered by, and (except to the extent set forth in the opinions below as to the Borrowers) constitute legal, valid, binding and enforceable obligations of, all of the parties to such documents;

          (ii)   all signatories to such documents have been duly authorized;
and

          (iii) all of the parties to such documents are duly organized and validly existing and have the power and authority (corporate or other) to execute, deliver and perform such documents.

          Based upon and subject to the foregoing and subject also to the comments and qualifications set forth below, and having considered such questions of law as we have deemed necessary as a basis for the opinions expressed below, we are of the opinion that each of the Credit Documents constitutes the legal, valid and binding obligation of each Borrower, enforceable against each Borrower in accordance with its terms, except as may be limited by bankruptcy, fraudulent conveyance or transfer, insolvency, receivership, conservatorship, reorganization, moratorium or other similar laws relating to or affecting the rights of creditors generally (as such laws would apply in the event of the insolvency, receivership, conservatorship or reorganization of, or other similar occurrence with respect to, COB or FSB) and except as the enforceability of the Credit Documents is subject to the application of general principles of equity (regardless of whether considered in a proceeding in equity or at law), including, without limitation, (a) the possible unavailability of specific performance, injunctive relief or any other equitable remedy and (b) concepts of materiality, reasonableness, good faith and fair dealing.

          The foregoing opinions are subject to the following comments and qualifications:

          (A) The enforceability of Section 11.03 of the Credit Agreement may be limited by (i) laws rendering unenforceable indemnification contrary to Federal or state securities laws and the public policy underlying such laws and
(ii) laws limiting the enforceability of provisions exculpating or exempting a party from, or requiring indemnification of a party for, liability for its own action or inaction, to the extent the action or inaction involves gross negligence, recklessness, willful misconduct or unlawful conduct.

                 Opinion of Special New York Counsel to Chase
                 --------------------------------------------

          (B) The enforceability of provisions in the Credit Documents to the effect that terms may not be waived or modified except in writing may be limited under certain circumstances.

          (C) We express no opinion as to (i) the effect of the laws of any jurisdiction in which any Lender is located (other than the State of New York) that limit the interest, fees or other charges such Lender may impose, (ii)
Section 4.07(c) of the Credit Agreement, (iii) the second sentence of Section
11.10 of the Credit Agreement, insofar as such sentence relates to the subject matter jurisdiction of the United States District Court for the Southern District of New York to adjudicate any controversy related to any of the Credit Documents and (iv) Section 11.13 of the Credit Agreement.

          (D) With respect to Section 2.12 of the Credit Agreement, we call your attention to Wysko Investment Co. v. Great American Bank, 131 B.R. 146 (D.
                  -------------------------------------------
Ariz. 1991), which holds that a bankruptcy court in a case involving an account party of a letter of credit may enjoin payment under a letter of credit pursuant to Section 105 of the Bankruptcy Code in unusual circumstances. Id. at 147. In
                                                                 --
that case, the unusual circumstance was the bankruptcy court's finding that the injunction was necessary for the reorganization of the account party. Id. at
                                                                       --
148.  In addition, In re Delaware River Stevedores, Inc., 129 B.R. 38 (Bankr.
                   -------------------------------------
E.D. Pa. 1991), suggests that "an injunction prohibiting payment on a L/C could conceivably be appropriate" if certain factors relating to issuing Section 105(a) injunctions "generally weighed in the debtor's [account party's] favor". Id. at 42, citing In re Guy C. Long, Inc., 74 B.R. 939 (Bankr. E.D. Pa. 1987).
--                -----------------------
To the extent that the rationale of Wysko Investment Co. or Delaware River
                                    --------------------    --------------
Stevedores would support the issuance by a bankruptcy court in a case involving
----------
FSB of a permanent injunction against payment under the Undertaking, we are of the opinion that those cases do not reflect a correct statement of the law in respect of letters of credit and other undertakings to pay against the presentation of specified documents and are not controlling precedent in any court exercising bankruptcy jurisdiction outside of Arizona or the Eastern District of Pennsylvania, as the case may be. In addition, if any Person obligated to reimburse COB for payments made under the Undertaking is subject to a proceeding under the Bankruptcy Code, we express no opinion as to whether a court exercising bankruptcy jurisdiction in respect of such Person might issue a temporary restraining order or other interim relief in order to preserve the status quo concerning the Undertaking pending a review of the merits of any
------ ---
request to enjoin payment under the Undertaking.

          The foregoing opinions are limited to matters involving the Federal laws of the United States and the law of the State of New York, and we do not express any opinion as to the laws of any other jurisdiction.

                 Opinion of Special New York Counsel to Chase
                 --------------------------------------------

          At the request of our client, this opinion letter is, pursuant to
Section 6.01(e) of the Credit Agreement, provided to you by us in our capacity as special New York counsel to Chase and may not be relied upon by any Person for any purpose other than in connection with the transactions contemplated by the Credit Agreement without, in each instance, our prior written consent.

                               Very truly yours,

WFC/PMM

                 Opinion of Special New York Counsel to Chase
                 --------------------------------------------

                                                                       EXHIBIT D

               [Form of Notice of Borrowing of Syndicated Loans]

                                                                          [Date]

To:       The Chase Manhattan Bank,
           as Administrative Agent

From:     [Name of Borrower]

Re:       Notice of Borrowing

     Pursuant to Section 2.02 of the Second Amended and Restated Credit Agreement dated as of May 25, 1999 (as modified and supplemented and in effect from time to time, the "Credit Agreement") among Capital One Financial
                        ----------------
Corporation, Capital One Bank, Capital One, F.S.B., the lenders party thereto and The Chase Manhattan Bank, as Administrative Agent, the undersigned Borrower hereby gives notice of a borrowing of Syndicated Loans described below:

Name of Borrower:                      __________________

Aggregate Principal

Amount of Loans to be borrowed:        __________________

Tranche of Loans to be borrowed:       __________________

Currency of Loans to be borrowed:      __________________

Type of Loans to be borrowed:          __________________

Business Day of borrowing:             __________________

Interest Period to be applicable:      __________________/1/

     This notice of borrowing constitutes a certification by the undersigned Borrower to the effect set forth in Section 6.02(c) of the Credit Agreement, both as of the date of this notice of borrowing and, unless the undersigned notifies the Administrative Agent prior to the date of such borrowing, as of the date of such borrowing.

____________________

 1/No Loan may be made to FSB with an Interest Period in excess of six months.
 -

                              Notice of Borrowing
                              -------------------

     If the undersigned Borrower is FSB, then COB has signed this notice of borrowing on the line provided below.

     Terms used herein have the meanings assigned to them in the Credit
Agreement.

                              [NAME OF BORROWER]



                              By_________________________
                                Title:

[COB hereby confirms its obligations under
Section 2.12 of the Credit Agreement
after giving effect to the borrowing
of Loans by FSB requested in this notice of borrowing:

CAPITAL ONE BANK

By_________________________
  Title:]/2/


__________________________

 2/Insert if FSB is the Borrower.
 -

                              Notice of Borrowing
                              -------------------

                                                                       EXHIBIT E

                      [Form of Money Market Quote Request]


                                               [Date]

To:    The Chase Manhattan Bank,
        as Administrative Agent

From:  [Name of Borrower]

Re:    Money Market Quote Request

     Pursuant to Section 2.03 of the Second Amended and Restated Credit Agreement dated as of May 25, 1999 (as modified and supplemented and in effect from time to time, the "Credit Agreement") among Capital One Financial
                        ----------------
Corporation, Capital One Bank, Capital One, F.S.B., the lenders party thereto and The Chase Manhattan Bank, as Administrative Agent, we hereby give notice that we request Money Market Quotes from the Lenders under Tranche [A-($)][A-
(MC)][B-($)][B-(MC)] for the following proposed Money Market Borrowing(s) under such Tranche:

 Borrowing      Quotation      Amount [2]      Type and         Interest
 Date           Date[1]        ----------      Currency[3]      Period[4]
 ----           -------                        -----------      ---------


     If the undersigned Borrower is FSB, then COB has signed this Money Market Quote Request on the line provided below.

     Terms used herein have the meanings assigned to them in the Credit
Agreement.

                                          [NAME OF BORROWER]


                                          By_________________________
                                            Title:

__________________________

*    All numbered footnotes appear on the last page of this Exhibit.

                          Money Market Quote Request
                          --------------------------

[COB hereby confirms its obligations under
Section 2.12 of the Credit Agreement
after giving effect to the borrowing
of Loans by FSB requested in this
Money Market Quote Request:

CAPITAL ONE BANK


By_________________________

 Title:]/3/



__________________________

[1] In the case of Set Rate Loans to be denominated in Dollars, for use if a Set Rate in a Set Rate Auction is requested to be submitted before the Borrowing Date.

[2] Each amount must be an integral multiple of $1,000,000 and at least $5,000,000 (or, in the case of a Borrowing of Money Market Loans denominated in an Alternative Currency, the Foreign Currency Equivalent thereof (rounded to the nearest 1,000 units of such Alternative Currency)).

[3] Insert either "LIBO Margin" (in the case of LIBOR Market Loans) or "Set Rate" (in the case of Set Rate Loans).

[4] One, two, three or six months, in the case of a LIBOR Market Loan or, in the case of a Set Rate Loan, a period of not less than seven days after the making of such Set Rate Loan and ending on a Business Day. No Loan may be made to FSB with an Interest Period in excess of six months.
________________________

3/Insert if FSB is the Borrower.
-

                          Money Market Quote Request
                          --------------------------

                                                                       EXHIBIT F

                          [Form of Money Market Quote]


To:         The Chase Manhattan Bank,
            as Administrative Agent

Attention:  Agent Bank Services Group

Re:         Money Market Quote to
            [Name of Borrower] (the "Borrower")
                                     --------

          This Money Market Quote is given in accordance with Section 2.03(c)
of the Second Amended and Restated Credit Agreement dated as of May 25, 1999 (as modified and supplemented and in effect from time to time, the "Credit
                                                                ------
Agreement") among Capital One Financial Corporation, Capital One Bank, Capital
---------
One, F.S.B., the lenders party thereto and The Chase Manhattan Bank, as Administrative Agent. Terms defined in the Credit Agreement are used herein as defined therein.

          In response to the Borrower's invitation dated __________, ____, we hereby make the following Money Market Quote(s) on the following terms:

          1.  Quoting Lender:

          2.  Person to contact at Quoting Lender:

          3. We hereby offer to make Money Market Loan(s) under Tranche [A- ($)][A-(MC)][B-($)][B-(MC)] in the following principal amount[s], for the following Interest Period(s) and at the following rate(s):

Borrowing      Quotation                        Type and       Interest
Date            Date[1]        Amount [2]     Currency[3]      Period[4]     Rate[5]
----            -------        ----------     -----------      ---------     -------

provided that the Borrower may not accept offers that would result in the
--------
undersigned making Money Market Loans pursuant hereto in excess of $___________ in the aggregate (the "Money Market Loan Limit").
                       -----------------------

__________________________

*  All numbered footnotes appear on the last page of this Exhibit.


                              Money Market Quote
                              ------------------

          We understand and agree that the offer(s) set forth above, subject to the satisfaction of the applicable conditions set forth in the Credit Agreement, irrevocably obligate[s] us to make the Money Market Loan(s) for which any offer(s) (is/are) accepted, in whole or in part (subject to the third sentence of Section 2.03(e) of the Credit Agreement and any Money Market Loan Limit specified above).

                                               Very truly yours,

                                               [NAME OF LENDER]

                                               By_________________________
                                                 Authorized Officer

Dated:  __________, ____



_________________________

[1]  As specified in the related Money Market Quote Request.

[2] The principal amount bid for each Interest Period may not exceed the principal amount requested. Bids must be made for an integral multiple of $1,000,000 and at least $5,000,000 (or, in the case of a Borrowing of Money Market Loans denominated in an Alternative Currency, the Foreign Currency Equivalent thereof (rounded to the nearest 1,000 units of such Alternative Currency)).

[3] Indicate "LIBO Margin" (in the case of LIBOR Market Loans) or "Set Rate" (in the case of Set Rate Loans).

[4] One, two, three or six months, in the case of a LIBOR Market Loan or, in the case of a Set Rate Loan, a period of not less than seven days after the making of such Set Rate Loan and ending on a Business Day, as specified in the related Money Market Quote Request. No Loan may be made to FSB with an Interest Period in excess of six months.

[5] For a LIBOR Market Loan, specify margin over or under the Eurocurrency Rate determined for the applicable Interest Period. Specify percentage (rounded to the nearest 1/10,000 of 1%) and specify whether "PLUS" or "MINUS". For a Set Rate Loan, specify rate of interest per annum (rounded to the nearest 1/10,000 of 1%).


                              Money Market Quote
                              ------------------

                                                                       EXHIBIT G

                      [Form of Confidentiality Agreement]

                           CONFIDENTIALITY AGREEMENT


                                                                          [Date]


[Insert Name and
 Address of Prospective
 Participant or Assignee]

     Re: Second Amended and Restated Credit Agreement dated as of May 25, 1999 (as modified and supplemented and in effect from time to time, the "Credit Agreement") among Capital One Financial Corporation, Capital
           ----------------
          One Bank, Capital One, F.S.B., the lenders party thereto and The Chase Manhattan Bank, as Administrative Agent.

Ladies and Gentlemen:

          As a Lender party to the Credit Agreement, we have agreed with the Borrowers pursuant to Section 11.12 of the Credit Agreement to use reasonable precautions to keep confidential, except as otherwise provided therein, all non-public information identified by the Borrowers as being confidential at the time the same is delivered to us pursuant to the Credit Agreement.

          As provided in said Section 11.12, we are permitted to provide you, as a prospective [holder of a participation in the Loans (as defined in the Credit Agreement)] [assignee Lender], with certain of such non-public information subject to the execution and delivery by you, prior to receiving such non-public information, of a Confidentiality Agreement in this form. Such information will not be made available to you until your execution and return to us of this Confidentiality Agreement.

          Accordingly, in consideration of the foregoing, you agree (on behalf of yourself and each of your affiliates, directors, officers, employees and representatives and for the benefit of us and the Borrowers) that (A) such information will not be used by you except in connection with the proposed [participation][assignment] mentioned above and (B) you shall use reasonable precautions, in accordance with your customary procedures for handling confidential information and in accordance with safe and sound banking practices, to keep such information confidential, provided that (x) nothing
                                                  --------
herein shall limit the disclosure of any such information (i) after such information shall have become public (other than through a violation of Section
11.12 of the

                           Confidentiality Agreement
                           -------------------------

Credit Agreement), (ii) to the extent required by statute, rule, regulation or judicial process, (iii) to your counsel or to counsel for any of the Lenders or the Administrative Agent, (iv) to bank examiners (or any other regulatory authority having jurisdiction over any Lender or the Administrative Agent), or to auditors or accountants, (v) to the Administrative Agent or any other Lender,
(vi) in connection with any litigation to which you or any one or more of the Lenders or the Administrative Agent is a party, or in connection with the enforcement of rights or remedies under the Credit Agreement, (vii) to a subsidiary or affiliate of yours as provided in Section 11.12(a) of the Credit Agreement or (viii) to any assignee or participant (or prospective assignee or participant) so long as such assignee or participant (or prospective assignee or participant) first executes and delivers to you a Confidentiality Agreement substantially in the form hereof and (y) in no event shall you be obligated to return any materials furnished to you pursuant to this Confidentiality Agreement.

          If you are a prospective assignee, your obligations under this Confidentiality Agreement shall be superseded by Section 11.12 of the Credit Agreement on the date upon which you become a Lender under the Credit Agreement pursuant to Section 11.06(b) thereof. This Confidentiality Agreement shall be governed by, and construed in accordance with, the law of the State of New York without reference to choice of law doctrine.

          Please indicate your agreement to the foregoing by signing as provided below the enclosed copy of this Confidentiality Agreement and returning the same to us.

                                            Very truly yours,

                                            [INSERT NAME OF LENDER]


                                            By_________________________
                                              Title:

The foregoing is agreed to
as of the date of this letter:
------------------------------

[INSERT NAME OF PROSPECTIVE
 PARTICIPANT OR ASSIGNEE]


By_________________________
  Title:

                           Confidentiality Agreement
                           -------------------------

                                                                       EXHIBIT H

                      [Form of Assignment and Acceptance]

                           ASSIGNMENT AND ACCEPTANCE

          Reference is made to the Second Amended and Restated Credit Agreement dated as of May 25, 1999 (as modified and supplemented and in effect from time to time, the "Credit Agreement") among Capital One Financial Corporation,
              ----------------
Capital One Bank, Capital One, F.S.B., the lenders party thereto and The Chase Manhattan Bank, as Administrative Agent. Terms defined in the Credit Agreement are used herein as defined therein.

          ____________________ (the "Assignor") and ____________________ (the
                                     --------
"Assignee") agreee as follows:
 --------


          1. The Assignor hereby irrevocably sells and assigns to the Assignee without recourse to the Assignor, and the Assignee hereby irrevocably purchases and assumes from the Assignor without recourse to the Assignor, as of the Effective Date as set forth in Schedule 1 hereto (the "Effective Date"), an
                                                       --------------
interest (the "Assigned Interest") in and to the Assignor's rights and
               -----------------
obligations under the Credit Agreement in an amount and percentage as set forth on Schedule 1.

          2. The Assignor (i) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement, any other Basic Document or any other instrument or document furnished pursuant thereto, or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement, any other Basic Document or any other instrument or document furnished pursuant thereto, other than that it has not created any adverse claim upon the interest being assigned by it hereunder and that such interest is free and clear of any such adverse claim; (ii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Borrower or any other obligation or the performance or observance by any Borrower of any of their respective obligations under the Credit Agreement or any other Basic Document or any other instrument or document furnished pursuant hereto or thereto; [and (iii) attaches the Note(s) held by it evidencing (or to evidence) its Loan and requests that the Administrative Agent exchange such Note(s) for a new Note or Notes payable to the Assignor (if the Assignor has retained any interest in its Loan) and a new Note or Notes payable to the Assignee in the respective amounts which reflect the assignment being made hereby (and after giving effect to any other assignments which have become effective on the Effective Date)].

          3. The Assignee (i) represents and warrants that it is legally authorized to enter into this Assignment and Acceptance; (ii) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements referred to in Section 7.02 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (iii) agrees that it will,


                           Assignment and Acceptance
                           -------------------------
independently and without reliance upon the Assignor, the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, the other Basic Documents or any other instrument or document furnished pursuant hereto or thereto; (iv) appoints and authorizes the Administrative Agent to take such action as administrative agent on its behalf and to exercise such powers and discretion under the Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto as are delegated to the Administrative Agent by the terms thereof, together with such powers as are incidental thereto; and (v) agrees that it will be bound by the provisions of the Credit Agreement and will perform in accordance with its terms all the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender.

          4. Following the execution of this Assignment and Acceptance, it will be delivered to the Administrative Agent for acceptance by the Administrative Agent pursuant to Section 11.06(b) of the Credit Agreement, effective as of the Effective Date (which date shall not, unless otherwise agreed to by the Administrative Agent, be earlier than five Business Days after the date of such acceptance and recording by the Administrative Agent).

          5. Upon such acceptance and recording, from and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignee which accrue subsequent to the Effective Date.

          6. From and after the Effective Date, (i) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Lender thereunder and under the other Basic Documents and shall be bound by the provisions thereof and (ii) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement except as provided in Section 11.07 of the Credit Agreement.

          7. This Assignment and Acceptance shall be governed by and construed in accordance with the law of the State of New York.

          8. This Assignment and Acceptance may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Assignment and Acceptance by signing any such counterpart.

          IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Acceptance to be executed as of the date first above written by their respective duly authorized officers on Schedule 1 hereto.


                           Assignment and Acceptance
                           -------------------------

                                 Schedule 1 to
                           Assignment and Acceptance
         relating to the Second Amended and Restated Credit Agreement dated as of May 25, 1999
                   among Capital One Financial Corporation,
                    Capital One Bank, Capital One, F.S.B.,
                         the lenders party thereto and
               The Chase Manhattan Bank, as Administrative Agent


Name of Assignor:

Name of Assignee:

Effective Date of Assignment:

Relevant      Commitment        Principal Amount  Percentage
Tranche       Amount Assigned   of Loan Assigned  Assigned
-------       ---------------   ----------------  --------


[ASSIGNEE]                         [ASSIGNOR]



By___________________________      By__________________________
  Title:                             Title:

                                   Consented to and Accepted:
                                   -------------------------

                                   THE CHASE MANHATTAN BANK, as
                                    Administrative Agent


                                   By_________________________
                                     Title:



                                   Consented to:
                                   ------------

                                   CAPITAL ONE FINANCIAL
                                    CORPORATION


                           Assignment and Acceptance
                           -------------------------

                                    By_________________________
                                      Title:

                                    CAPITAL ONE BANK


                                    By_________________________
                                      Title:

                                    CAPITAL ONE, F.S.B.


                                    By_________________________
                                      Title:


                           Assignment and Acceptance
                           -------------------------

                                                                       EXHIBIT I


                      [Form of Commitment Increase Letter]


                           COMMITMENT INCREASE LETTER


                                                                          [Date]


Capital One Bank
Capital One, F.S.B.
Capital One Financial Corporation
2980 Fairview Park Drive
Suite 1300
Falls Church, VA 22042-4525

The Chase Manhattan Bank,
 as Administrative Agent
Agent Bank Services Group
1 Chase Manhattan Plaza
8th Floor
New York, New York 10081
Attention:  Ms. Laura Rebecca

Ladies and Gentlemen:

          Reference is made to the Second Amended and Restated Credit Agreement dated as of May 25, 1999 (as modified and supplemented and in effect from time to time, the "Credit Agreement") among Capital One Financial Corporation,
              ----------------
Capital One Bank, Capital One, F.S.B., the lenders party thereto and The Chase Manhattan Bank, as Administrative Agent. Terms used but not defined herein have the respective meanings given to such terms in the Credit Agreement.

          This Commitment Increase Letter is delivered pursuant to Section 2.11 of the Credit Agreement.

          If, prior to the execution and delivery of this Commitment Increase Letter, the undersigned is a Lender already party to the Credit Agreement, then the undersigned hereby


                          Commitment Increase Letter
                          --------------------------
agrees that, effective as of the Commitment Increase Date set forth below, the Commitment of such Lender under the Tranche set forth below is increased by an amount equal to the "Commitment Increase Amount" set forth below.

          If, prior to the execution and delivery of this Commitment Increase Letter, the undersigned is not a Lender already party to the Credit Agreement, then the undersigned hereby agrees that, effective as of the Commitment Increase Date set forth below, the undersigned shall have a Commitment under the Tranche set forth below in an amount equal to the "Commitment Increase Amount" set forth below.

Commitment Increase Date:      ____________, ____

Tranche:                       Tranche [A-($)][A-(MC)][B-($)][B-(MC)]

Commitment Increase Amount:    $_________________


          The undersigned agrees with the Borrowers and the Administrative Agent that the undersigned will, from and after the Commitment Increase Date, be a "Lender" under the Credit Agreement (if not already a "Lender" thereunder) and perform all of the obligations of the undersigned as a "Lender" under the Credit Agreement in respect of the Commitment Increase Amount (together with, if already a "Lender" under the Credit Agreement, the Commitment(s) of the Lender in effect immediately prior to the execution and delivery of this Commitment Increase Letter).

          This Commitment Increase Letter shall be governed by and construed in accordance with the law of the State of New York without reference to choice of law doctrine.

                                    Very truly yours,

                                    [INSERT NAME OF LENDER]



                                    By_________________________

                                     Title:


                          Commitment Increase Letter
                          --------------------------

                                                                       EXHIBIT J

                         [Form of Drawing Certificate]

                              DRAWING CERTIFICATE

Capital One Bank
__________________
__________________

Ladies and Gentlemen:

          Reference is made to the Undertaking entered into by Capital One Bank ("COB") pursuant to Section 2.12 of the Second Amended and Restated Credit
  ---
Agreement dated as of May 25, 1999 (as modified and supplemented and in effect from time to time, the "Credit Agreement") among Capital One Financial
                        ----------------
Corporation, Capital One Bank, Capital One, F.S.B. ("FSB"), the lenders party
                                                     ---
thereto and the Administrative Agent named therein. Terms used but not defined herein have the respective meanings given to such terms in the Credit Agreement.

          The undersigned, a duly authorized representative of the Administrative Agent (the "Administrative Agent"), hereby certifies that:
                           --------------------

          1.  The Administrative Agent is the beneficiary of the Undertaking.

          2. The Administrative Agent hereby requests payment in an amount equal to the amount of the draft accompanying this Certificate (the "Draft"),
                                                                     -----
which amount is not greater than the aggregate amount due and payable by FSB on the date of this Certificate in respect of the principal of or interest on the Loans made by the Lenders to, and the Notes held by each Lender of, FSB or any other amount owing by FSB to any Lender or the Administrative Agent under the Credit Agreement or any of the Notes.

          3. The amount represented by the Draft has not been paid by FSB and has not been the subject of and paid pursuant to a prior drawing by the Administrative Agent under the Undertaking.

          4.  The date of the Draft is the date of this Certificate.

          IN WITNESS WHEREOF, the undersigned has executed this Certificate on [insert date of draft accompanying this Certificate].

                                    [NAME OF ADMINISTRATIVE AGENT],
                                     as Administrative Agent



                                    By____________________________

                              Drawing Certificate
                              -------------------

                                      Authorized Representative


                          Commitment Increase Letter
                          --------------------------